                            DATED 15TH OCTOBER, 1999



                               MOVEABILITY LIMITED

                                  (as Borrower)

                                  WPP GROUP PLC

                                 (as Guarantor)

                                BARCLAYS BANK PLC

                        (as Facility Agent and Arranger)

                                       and

                         THE LENDERS HEREIN REFERRED TO





                     ---------------------------------------

                          REVOLVING FACILITY AGREEMENT
                     ---------------------------------------














                                  ALLEN & OVERY
                                     London
                                   BK:682400.4

                                    CONTENTS

CLAUSES                                                                    PAGE

1.       Interpretation.......................................................1
2.       Amount and Purpose of the Facility..................................10
3.       Syndicate and Borrowers and Guarantors..............................10
4.       Conditions Precedent................................................12
5.       Utilisation of Facility.............................................13
6.       Alternative currencies for Facility.................................14
7.       Interest and Commissions............................................15
8.       Reduction of Facility and Repayment.................................17
9.       Prepayment and Cancellation.........................................17
10.      Representations and Warranties......................................18
11.      Undertakings........................................................20
12.      Changes in Circumstances............................................26
13.      Payments............................................................28
14.      Default.............................................................31
15.      Indemnity...........................................................34
16.      Guarantee...........................................................35
17.      The Facility Agent and the Arranger.................................38
18       Fees and Expenses...................................................42
19.      Set Off and Pro Rata Sharing........................................43
20.      Benefit of Agreement................................................45
21.      Further Provisions..................................................47

SCHEDULES

1.       Lenders and Commitments.............................................51
2.       Sterling Reserve Asset Costs........................................52
3.       Credit Request in respect of Advances...............................54
4.       Certificate.........................................................55
5.       Form of Accession Notice............................................56
6.       Form of Guarantor Accession Agreement...............................57
7.       Notice of Proposed Substitution.....................................62
8.       Form of Novation Agreement..........................................63
9.       Form of Transfer Certificate........................................66

SIGNATORIES..................................................................69

THIS AGREEMENT is made the 15th day of October, 1999.

BETWEEN:

1. MOVEABILITY LIMITED of 27 Farm Street, London, W1X 6RD as borrower (the "COMPANY");

2.       WPP GROUP plc of 27 Farm Street, London W1X 6RD as guarantor (the
         "PARENT");

3.       THE GUARANTORS from time to time;

4.       BARCLAYS BANK PLC of 54 Lombard Street, London EC3P 3AH (the "FACILITY
         AGENT");

5.       THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (the
         "LENDERS"); and

6.       BARCLAYS BANK PLC (the "ARRANGER").

IT IS AGREED AS FOLLOWS:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:

         "ACCESSION NOTICE" means in respect of a proposed additional Borrower, a notice substantially in the form set out in Schedule 5 duly completed and signed on behalf of the proposed additional Borrower and the Borrowers' Agent;

         "ACCOUNTS RECEIVABLE FACILITIES" means:

         (i) the receivables purchase facility in an amount, on 3rd July, 1998, of up to $300,000,000 under the pooling and servicing agreement dated 3 December, 1993 between Capital III Corp. as the seller, WPP Group USA Inc., as the servicer and Mellon Bank N.A., as the Trustee; and

         (ii) the receivables purchase facility in an amount, on 3rd July, 1998, of up to Y2,000,000,000 between JWT Japan Limited as seller and Strait Capital Corporation, Tokyo Branch as purchaser under a purchase agreement dated 29th October, 1996, together with, in each case, all related transaction documents as amended, increased, restated, extended, refinanced or replaced from time to time;

         "ACQUISITION" means the acquisition directly or indirectly (whether by one transaction or by a series of related transactions) of any interest whatsoever in the share capital (or equivalent) or the business or undertaking, or assets constituting a substantial part of the business or undertaking, of any company or other person other than a member of the Group;

         "ACQUISITION CASH LIMIT" means in relation to any financial year, an amount equal to the aggregate of:

         (i)      $500,000,000; and

         (ii) the amount by which Acquisition Cash Payments made in the preceding financial year fall short of the Acquisition Cash Limit for the preceding financial year but subject to a maximum amount equal to 20% of the Acquisition Cash Limited for that preceding financial year;

         "ACQUISITION CASH PAYMENT" means in relation to any financial year, any cash consideration in respect of an Acquisition (other than by way of assumption of debt not issued in contemplation of that Acquisition) paid by a member of the Group in that year, whether at the time of Acquisition or on a deferred basis pursuant to an Acquisition made prior to that financial year and including (i) cash payable upon redemption of preferred stock issued by way of consideration for any Acquisition and (ii) cash Earn-out Payments (but does not include cash raised by way of issuance of shares by a member of the Group for the purpose of or in connection with the Acquisition);

         "ADVANCE" means the principal amount of each amount made available to a Borrower hereunder in respect of the Facility by way of advance or roll-over or (as the context requires) the principal amount thereof for the time being outstanding;

         "AFFILIATE" means in relation to a Lender, any Subsidiary or Holding Company of that Lender and any other Subsidiary of that Holding Company, in any case which is a bank carrying on a bona fide banking business in the United Kingdom.

         "AGENT'S SPOT RATE OF EXCHANGE" means the spot rate of exchange determined by the Facility Agent for the purchase with one currency of any other relevant currency in the London foreign exchange market at or about 11.00 a.m. on the day in question for delivery two Business Days later, the Facility Agent's certificate of such rate being conclusive in the absence of manifest error;

         "ALTERNATIVE CURRENCY" means any currency (other than dollars) which is freely transferable and immediately convertible into dollars and available in the London Interbank Market;

         "APPLICABLE ACCOUNTING PRINCIPLES" means accounting principles and practices which at the Signing Date are generally accepted in the United Kingdom;

         "AVAILABILITY PERIOD" means the period commencing on the Signing Date and ending at the close of business in New York on the Final Drawing Date;

         "BACK TO BACK LOAN" means any loan or other financial accommodation made available to a member of the Group to the extent that the creditor:

         (a) has recourse directly or indirectly to a deposit of cash or cash equivalent investments beneficially owned by any member of the Group placed, as part of a related transaction, with that creditor (or an affiliate of that creditor) or a financial institution approved by that creditor on the basis that the deposit be available, directly or indirectly or

         (b) has granted a sub-participation, risk participation or similar arrangement,

         so as to reduce the economic exposure of the creditor to the Group, when looking at the related transactions together, to a net amount;

         "BORROWER" means any of the Company and any additional Borrower as shall accede to this Agreement pursuant to clause 3.7 or be substituted under clause 3.10, in each case so long as they remain or are required to remain Borrowers and, as the context requires, together the "BORROWERS";

         "BORROWERS' AGENT" means the Parent as agent for the Borrowers and the Guarantors and each of them in accordance with clause 3.5;

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open in London for the transaction of business of the nature required by this Agreement and:

         (a) in relation to a day on which a payment is to be made in a currency other than euros in the place of the principal domestic market of the currency of such payment; and

         (b)      in relation to any rate fixing date for euros, a TARGET Day;

         "COMMITMENT" means in relation to a Lender, the principal amount set opposite its name in Column 2 of Schedule 1 as reduced or cancelled from time to time in accordance with this Agreement;

         "CREDIT" means an Advance issued under the Facility;

         "CREDIT REQUEST" means a notice of drawing substantially in the form set out in Schedule 3 in the case of Advances duly completed and signed in each case by the Borrowers' Agent;

         "DOLLARS AND $" means the lawful currency of the United States of America;

         "DOLLAR AMOUNT" means:

         (a) in relation to any Advance or other amount denominated in dollars, its principal amount; or

         (b) in relation to any Advance in an Alternative Currency, the Dollar Equivalent of the principal amount of such Advance determined on the latest date on which a Credit Request is received by the Facility Agent; or

         (c) in relation to any other amount denominated in a currency other than dollars, the Dollar Equivalent of such amount determined on the date on which such amount was last advanced to the relevant Borrower;

         "DOLLAR EQUIVALENT" means in relation to any amount denominated in any currency other than dollars, the equivalent thereof in dollars as determined by the Facility Agent on the basis of the Agent's Spot Rate of Exchange on the date of determination;

         "DRAWING DATE" means a Business Day upon which any Credit is to be made available;

         "EARN-OUT PAYMENT" means any payment made or to be made to a former shareholder in a Subsidiary pursuant to arrangements made in connection with the acquisition of such Subsidiary by any member of the Group and related to the performance of that Subsidiary , including any payment in respect of loan notes issued to such former shareholder in connection with the said acquisition but excluding payments under Employee Incentive Plans;

         "ELIGIBLE COMPANY" means any of the Borrowers and any other Subsidiary;

         "EMPLOYEE INCENTIVE PLAN" means any arrangement entered into by any member of the Group (other than Earn-out Payments) for the payment for services, acquisition or purchase of shares, warrants or other equity linked instruments of any kind (or options for any of the foregoing) or similar arrangements from any person (or any entity on behalf of or ultimately for the benefit of that person) primarily for the purpose of incentivising or compensating that person for services to any member of the Group in the nature of services of employment;

         "EURO" and "[Euro]" means the single currency of the Participating Member States;

         "EVENT OF DEFAULT" means any of the events mentioned in clause 14.1;

         "EXCEPTIONAL ITEMS" has the meaning given to it in the Applicable Accounting Principles but shall exclude any items falling within the definition of Extraordinary Items;

         "EXTRAORDINARY ITEMS" has the meaning given to it in the Applicable Accounting Principles;

         "FACILITY" means the facility, the terms and conditions of which are set out in this Agreement;

         "FACILITY AGENT" means Barclays Bank PLC or any successor as facility agent of the Lenders under the Financing Documents;

         "FINAL MATURITY" means one year less one day from the Signing Date;

         "FINAL DRAWING DATE" the date falling seven days prior to Final
         Maturity;

         "FINANCING DOCUMENTS" means this Agreement, the Accession Notices, the Guarantor Accession Agreements, and any other document designated as such by the Facility Agent and the Borrowers' Agent in writing;

         "FIRST SYNDICATION DATE" means the date on which syndication of the Facility to one or more banks takes place.

         "GROUP" means the Parent, the Company and the Subsidiaries;

         "GUARANTEED AMOUNTS" means any and all amounts whatsoever (including, without limitation, interest after the filing of a petition initiating a proceeding referred to in clause 14.1(F), whether or not such interest constitutes an allowed claim for the purposes of such proceeding) which are to be paid by the Borrowers (or any of them) to the Facility Agent or the Lenders (or any of them) under the Financing Documents;

         "GUARANTORS" means the Parent and each Subsidiary which becomes a Guarantor pursuant to clause 3.8, in each case so long as they remain or are required to remain Guarantors, and Guarantor means any of them;

         "GUARANTOR ACCESSION AGREEMENT" means in respect of a proposed additional Guarantor, an agreement substantially in the form set out in
         Schedule 6 duly completed and signed on behalf of the proposed additional Guarantor, the Parent and the Facility Agent;

         "HOLDING COMPANY" has the meaning ascribed to it in Section 736 of the Companies Act 1985;

         "INTEREST PAYMENT DATE" means for any Advance, the last day of an Interest Period and for any Interest Period longer than six months the date falling six months after the first day of such Interest Period and the last day of such Interest Period;

         "INTEREST PERIOD" means for any Advance, the period determined in accordance with clause 7.2;

         "LENDERS" means the banks and financial institutions listed in Schedule 1 and their respective successors, transferees and assigns as such;

         "LOAN" means the aggregate of Advances outstanding under this Agreement;

         "L", "POUNDS" and "STERLING" means the lawful currency of the United Kingdom of Great Britain and Northern Ireland;

         "MAJORITY LENDERS" means at any time, Lenders whose Commitments represent more than 662/3% in aggregate of the Total Commitments;

         "MARGIN" has the meaning given thereto in clause 7.1;

         "MATERIAL SUBSIDIARY" means at any time, a Subsidiary whose consolidated revenues are at least 5% of the aggregate of the total consolidated revenues of all members of the Group. For this purpose:

         (i) in the case of a company which itself has subsidiaries, the calculation shall be made by using the consolidated revenues of it and its subsidiaries;

         (ii) the calculation of consolidated revenues shall be made by reference to:

                  (a) the accounts of the relevant Subsidiary (consolidated where necessary) used for the purpose of the most recent audited consolidated accounts of the Company; and

                  (b) the accounts of each member of the Group used for the purpose of those audited consolidated accounts of the Company;

         "NOTICE OF PROPOSED SUBSTITUTION" means in respect of a proposed substitute Borrower, the notice delivered by the Borrowers' Agent to the Facility Agent in the form set out in Schedule 7;

         "NOVATION AGREEMENT" means in respect of a proposed substitute Borrower, a novation agreement substantially in the form set out in
         Schedule 8 duly executed or to be executed by the parties thereto;

         "OUTSTANDINGS" means the aggregate of all amounts for the time being outstanding under the Facility

         "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice, expiry of any grace period or satisfaction of any other condition specified in clause 14.1 would constitute an Event of Default;

         "QUALIFYING BANK" means a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 (as in force at the date of this Agreement), which is within the charge to U.K. corporation tax as regards any interest received by it under this Agreement.

         "RATIO CERTIFICATE" means the certificate referred to in clause
         11.5(B);

         "REFERENCE BANKS" means subject to clause 7.7:

         (a) from the Signing Date up to but not including the First Syndication Date, Barclays Bank PLC; and

         (b) on and from the First Syndication Date, the principal London office of such other Lenders as the Parent and the Faclity Agent may agree and any replacement Lender nominated under clause 7.8;

         "RESERVE ASSET COSTS" means:

         (i) in relation to an Advance in sterling for any period, a rate per annum calculated in accordance with Schedule 2;

         (ii) in relation to an Advance denominated in dollars to a US Subsidiary made available by a US incorporated bank or a US branch of a non-US incorporated bank, the cost (if any) certified by that Lender as being the cost to it of complying with Regulation D of the Board of Governors of the Federal Reserve System of the United States of America attributable to such Advance;

         (iii) in relation to an Advance denominated in euro, the cost (if any) certified by that Lender as being the cost to it of complying with any reserve asset requirements of the European Central Bank; and

         (iv) in relation to an Advance denominated in any other currency, the cost (if any) certified by any relevant Lender as being the cost to it of complying with any applicable regulatory or central bank requirement relating to Advances in that currency made through a branch in the jurisdiction of the relevant currency;

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien or other security interest;

         "SHARING LENDER" has the meaning given thereto in clause 19.2(G);

         "SIGNING DATE" means the date of signature of this Agreement;

         "SUBSIDIARY" means a subsidiary for the time being of the Parent and "SUBSIDIARIES" shall refer to all such subsidiaries;

         "TARGET DAY" means a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open;

         "TOTAL COMMITMENTS" means the aggregate amount for the time being of all the Commitments in respect of all the Lenders;

         "TOTAL OUTSTANDINGS" means the aggregate amount from time to time of all Outstandings in respect of all the Lenders;

         "TRANSFER CERTIFICATE" means a certificate substantially in the form of
         Schedule 9 delivered by a Lender to the Facility Agent pursuant to clause 20.3; and

         "U.S. BORROWER", "U.S. GUARANTOR", "U.S. SUBSIDIARY" means a Borrower, Guarantor or Subsidiary, as the case may be, incorporated under the laws of any State in the United States of America.

1.2      FINANCIAL DEFINITIONS

         In this Agreement the following expressions have the following meanings:

         "BORROWINGS" means:

         (A) moneys borrowed or raised (including, without limitation, amounts advanced under the Accounts Receivable Facilities and any accounts receivable facility entered into on or after 3rd July 1998);

         (B) any liability under any bond, bill discounting facility, debenture, note or other similar debt security or under acceptance credit or note purchase facilities, letter of credit, subordinated debt or any amount raised pursuant to an issue of shares which are expressed to be redeemable (in cash or in instruments which would themselves constitute Borrowings) on or prior to Final Maturity;

         (C) any liability in respect of the acquisition cost of assets or services to the extent payable more than 120 days before or after the time of acquisition or possession thereof by the party liable but excluding any bona fide performance related cash consideration payable under Employee Incentive Plans or for an Acquisition calculated by reference to future profits in accordance with the current practice of the Group as at 3rd July, 1998;

         (D) the capital element of rentals payable under finance leases (required to be disclosed in accordance with S.S.A.P. 21) entered into primarily as a method of raising finance or financing the acquisition cost of the asset in question; and

         (E) any guarantee or other assurance against financial loss in respect of any indebtedness of the type specified in paragraphs (A) to (D) above (including any obligation to counter-indemnify any person in respect of the provision of any such guarantee (but only to the extent that Borrowings supported thereby are outstanding);

                  but:

                  (i) indebtedness owing or shares issued by one member of the Group to another member of the Group shall not be taken into account as Borrowings;

                  (ii) interest (other than interest which is capitalised and which itself bears interest), acceptance commission and finance charges shall be excluded;

                  (iii)    Trade Debt and Back to Back Loans shall be excluded;

                  (iv) no indebtedness shall be taken into account more than once (so that, for example, a guarantee shall be excluded to the extent that the indebtedness guaranteed thereby is taken into account); and

                  (v) the obligations of any member of the Group in respect of any media guarantee issued otherwise than pursuant to this Agreement shall not be taken into account unless such media guarantee has been called upon in any way;

         "CONSOLIDATED EBITDA" means in respect of any financial period the Relevant Operating Profit of the Group for such financial period:

         (i) before deducting all depreciation and other amortisation and write-downs, including but not limited to, goodwill amortisation and brand write-downs;

         (ii) before taking into account all Extraordinary Items and Exceptional Items (in each case whether positive or negative);

         (iii) after deducting any gain over, and adding back any losses under, book value (including related goodwill) arising on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during such period and any gain or loss arising on revaluation of any asset during such period, in each case to the extent that it would otherwise be taken into account, whether as an Exceptional Item or otherwise;

         and for the purposes of the foregoing no item shall be effectively deducted or credited more than once in this calculation, all as determined on a consolidated basis by reference to the most recent financial statements and certificates delivered pursuant to clause 11.2(A) and (B);

         "FINANCIAL PERIOD" shall refer to each period of 12 months ending on 30th June and 31st December in each year;

         "INTEREST COVER RATIO" for any financial period in respect of the Group means (A) the aggregate of (1) Consolidated EBITDA and (2) Interest Receivable in relation to (B) Interest Expense;

         "INTEREST EXPENSE" means, in respect of any financial period, (A) the amount of interest (or equivalent consideration) accrued (on a consolidated basis) for or by way of interest or equivalent consideration on the Advances and other Borrowings of the Group as a whole including any interest or similar consideration paid or accrued or discounts given in respect of the sale or financing of Group accounts receivables and the amount of payments made under interest rate swap and cap agreements and similar interest rate hedging arrangements made by the Group as a whole (but excluding commitment fees, management fees, banking arrangement fees, agent's administration and participation fees (including those payable hereunder)) determined in accordance with accounting principles generally accepted under United Kingdom accounting standards, consistently applied less (B) the amount of payments from counterparties under interest rate swap and cap agreements and similar interest rate hedging arrangements receivable or received by the Group in respect of that period;

         "INTEREST RECEIVABLE" means, in respect of any financial period, interest income accrued during that period on financial deposits and similar assets of the Group on a consolidated basis;

         "RELEVANT OPERATING PROFIT" means, in respect of any financial period, the consolidated operating profits of the Group, as disclosed in or derived from the published or announced financial results of the Group;

         "TRADE DEBT" means:

         (a) obligations of any member of the Group to pay the purchase price of assets or services purchased by any member of the Group in the ordinary course of business including, without limitation, indebtedness incurred by any member of the Group in respect of any documentary letter of credit, bill of exchange or promissory note issued in respect of any such purchase;

         (b) indebtedness incurred by any member of the Group in respect of any bill of exchange or promissory note drawn on or by, or accepted, issued or endorsed by, any member of the Group in the ordinary course of business, including, without limitation, indebtedness in respect of any moneys raised by way of sale, discounting or otherwise in respect of any such bill or note; and

         (c) indebtedness incurred by any member of the Group in respect of any guarantee, indemnity, counter-indemnity or other assurance against financial loss or indebtedness of the type specified in paragraph (a) or (b) above, except to the extent that any indebtedness falling within paragraphs
         (a) to (c) above is treated as borrowings under accounting principles generally accepted under United Kingdom accounting standards, consistently applied.

1.3      CONSTRUCTION

(A) Except where the context otherwise requires, any reference in this Agreement to:

         any of the Financing Documents (including this Agreement) is to such Financing Document as it may be altered, amended, supplemented or novated from time to time;

         an "AGREEMENT" also includes a concession, contract, deed, franchise, licence, treaty or undertaking (in each case, whether oral or written);

         the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

         a "MONTH" is to a calendar month;

         "SUBSIDIARY" has the meaning ascribed thereto by section 736 Companies Act 1985 as amended, modified, replaced or re-enacted from time to time;

         words and expressions (including defined words and expressions) importing the singular include the plural and vice versa, those importing the masculine gender include the feminine and vice versa, and references to persons include references to companies and corporations and vice versa; and

         a "TIME" is to London time.

(B) Headings, sub-headings and the table of contents are for ease of reference only.

2.       AMOUNT AND PURPOSE OF THE FACILITY

2.1      AMOUNT

         The maximum aggregate amount for which the Facility is available is $150,000,000 (which can be drawn by way of multicurrency Advances.

2.2      PURPOSE

         (a)      The Facility shall be used for general corporate purposes.

         (b) Without prejudice to paragraph (a) above and the remaining provisions of this Agreement, none of the Facility Agent, the Arranger and the Lenders shall be bound to enquire as to, nor shall any of them be responsible for, the application by the Borrowers of the proceeds of any Advance.

3.       SYNDICATE AND BORROWERS AND GUARANTORS

3.1      PARTICIPATION

         Subject to the provisions of this Agreement, each Lender shall participate in any utilisation under the Facility in the proportion which its Commitment bears to the Total Commitments up to an aggregate principal Dollar Amount outstanding at any time not exceeding its Commitment.

3.2      OBLIGATIONS SEVERAL

(A) The rights and obligations of each of the Lenders under the Financing Documents are several. Failure of a Lender to perform its obligations under the Financing Documents shall neither:

         (i) result in the Facility Agent or any other Lender incurring any liability whatsoever; nor

         (ii) relieve the Facility Agent, any Borrower, any Guarantor or any other Lender from their respective obligations under the Financing Documents.

(B) The aggregate of the amounts due to each Lender under the Financing Documents at any time is a separate and independent debt and, save as otherwise provided in this Agreement and in particular subject to the provisions of clause 14, each Lender shall have the right to protect and enforce its rights under the Financing Documents and it shall not be necessary (except as otherwise provided in the Financing Documents) for any other Lender or the Facility Agent to be joined as an additional party in any proceedings to this end.

3.3      RIGHTS OF BORROWERS

         No part of the Facility is reserved for any individual Borrower.

3.4      LIABILITY OF BORROWERS

         The obligations of each Borrower hereunder are separate and distinct and notwithstanding anything hereinafter contained no Borrower shall be liable for the obligations of any other Borrower hereunder or for the obligations of the Borrowers' Agent hereunder save that (1) this clause shall not affect the obligations of any Borrower in its capacity as a Guarantor and (2) the obligations of the Borrowers pursuant to clauses 15 and 18 shall be joint and several.

3.5      BORROWERS' AGENT

         Each Borrower and each Guarantor irrevocably authorises and instructs the Borrowers' Agent to give and receive as agent on its behalf all notices and to take such other action (including, without limitation, the giving of consents, the signing of certificates or the acceptance of any proposal) as may be necessary or desirable under or in connection with the Financing Documents and confirms that it will be bound by any action taken by the Borrowers' Agent under or in connection with the Financing Documents.

3.6      ACTIONS OF BORROWERS' AGENT

         The respective liabilities of each of the Borrowers and of each of the Guarantors under the Financing Documents shall not be in any way affected by (i) any irregularity in any act done by or any failure to act by the Borrowers' Agent or (ii) the Borrowers' Agent acting in any respect outside any authority conferred upon it by any Borrower or Guarantor or (iii) the failure by or inability of the Borrowers' Agent to inform any Borrower or Guarantor of receipt by it of any notification hereunder or under any of the other Financing Documents.

3.7      ACCESSION OF ADDITIONAL BORROWERS

         The Borrowers' Agent may from time to time deliver to the Facility Agent an Accession Notice in the form of Schedule 5 duly completed and executed by the Borrowers' Agent and a proposed additional Borrower (which must be a Subsidiary). Upon, but not before, the Facility Agent notifying the Lenders of receipt of the Accession Notice and the documents specified in clause 4.2 in form and substance satisfactory to the Facility Agent, the proposed additional Borrower shall become an additional Borrower.

3.8      ADDITION OF FURTHER GUARANTORS

         The Parent may procure the addition of further Guarantors by procuring that a Subsidiary shall (i) execute a Guarantor Accession Agreement in the form of Schedule 6 duly completed and executed by the Subsidiary, the Parent and the Facility Agent and (ii) deliver to the Facility Agent the documents referred to in clause 4.2 applicable to such Subsidiary.

3.9      REMOVAL OF BORROWERS

         Any Borrower (other than the Company), in respect of which no Credit is outstanding hereunder (including any other amounts outstanding in relation thereto) in respect of the Facility may at the request of the Borrowers' Agent cease to be a Borrower hereunder in respect of the Facility by entry into a supplemental agreement to this Agreement in such form as the Facility Agent and the Borrowers' Agent shall reasonably require which shall discharge the Borrower's obligations hereunder.

3.10     SUBSTITUTION OF BORROWERS

         Any Borrower (the "EXISTING BORROWER") may be released from its obligations under this Agreement in relation to the Facility provided that another Eligible Company (the "SUBSTITUTE BORROWER") assumes the obligations in respect thereof of the Existing Borrower and provided further that:

         (i) any such substitution shall take effect on and from the later of the day upon which the Facility Agent notifies the Borrowers' Agent in writing that it is satisfied with the compliance with the matters set out in paragraphs (iii) and
                  (iv) below and the date for substitution specified in the relevant Notice of Proposed Substitution;

         (ii) a Notice of Proposed Substitution, substantially in the form of Schedule 7 has been delivered by the Borrowers' Agent to the Facility Agent not less than 14 days prior to the proposed substitution;

         (iii) the Substitute Borrower enters into a Novation Agreement with the Existing Borrower, the Borrowers' Agent and the Facility Agent on behalf of the Lenders in the form of Schedule 8 together with such amendments as the Facility Agent may reasonably require; and

         (iv) the documents referred to in clause 4.2 shall have been provided to the Facility Agent.

4.       CONDITIONS PRECEDENT

4.1      CONDITIONS TO THE FACILITY

         The obligations of each Lender under this Agreement are subject to the Facility Agent having received the following in each case in form and content satisfactory to it, that is to say:

         (A) a certificate in respect of the Company and the Parent signed by an officer of the Company and the Parent respectively substantially in the form set out in Schedule 4 and the documents therein referred to; and

         (B) a certificate of a director of the Parent confirming that utilisation in full of the Facility in accordance with its terms would not cause any borrowing limit on any Borrower or Guarantor to be exceeded.

4.2      CONDITIONS FOR ADDITIONAL AND SUBSTITUTE BORROWERS AND ADDITIONAL
         GUARANTORS

         A proposed additional or substitute Borrower and a proposed additional Guarantor shall deliver to the Facility Agent the following documents in each case in form and content satisfactory to the Facility Agent, that is to say:

         (A) a certificate signed by the secretary of the Borrower or the Guarantor substantially in the form set out in Schedule 4 or the schedule to Schedule 6 (as the case may be) and the documents therein referred to; and

         (B) a certificate of a director of the Parent confirming that utilisation in full of the Facility in accordance with their terms would not cause any borrowing limit on any Borrower or Guarantor to be exceeded.

4.3      CONDITIONS TO EACH UTILISATION

         Each utilisation, in whatever form, of the Facility (other than any utilisation which, taken together with any repayment on the date of such utilisation of amounts outstanding under the Facility, will not result in any increase in the amount outstanding thereunder (a "ROLL-OVER UTILISATION")) is subject to the further conditions precedent that both on the date of the relevant Credit Request and on the relevant Drawing Date or date of utilisation:

         (A) no Event of Default or Potential Event of Default has occurred and is continuing or would occur as a result of making the Credit available or permitting the utilisation; and

         (B) each of the warranties deemed to be repeated in clause 10 remains accurate in all material respects at the Drawing Date or the date of the relevant utilisation as if given on that date by reference to the facts and circumstances then existing.

         Each roll-over utilisation is subject to the further condition precedent that both on the date of the relevant Credit Request and on the date of such roll-over utilisation the Facility Agent shall not have received notice from the Majority Lenders that either of the conditions contained in paragraph (A) or (B) above is not met.

5.       UTILISATION OF FACILITY

5.1      ADVANCES

         Subject to the terms of this Agreement, any Borrower may on Business Days during the Availability Period draw an Advance under the Facility by the Borrowers' Agent delivering to the Facility Agent no later than 12 noon on the third Business Day prior to the proposed Drawing Date for an Advance to be in an Alternative Currency (other than sterling), no later than 3.00 p.m. on the third Business Day prior to the proposed Drawing Date for an Advance to be in dollars and no later than 12 noon on the Business Day prior to the proposed Drawing Date for an Advance to be in sterling a duly completed Credit Request in the form set out in Schedule 3, specifying in respect of the proposed Advance:

         (A)      the Borrower;

         (B) the proposed Drawing Date, which shall be a Business Day falling on or prior to the Final Drawing Date;

         (C) the currency of the Advance (each Credit Request shall request one currency only); and

         (D) the amount of the Advance which shall be a Dollar Amount of not less than $5,000,000 (or, if in sterling, L2,000,000) and an integral multiple of 1,000,000 units thereafter or such other multiple in the currency concerned as the Facility Agent and the Borrowers' Agent may agree and which shall not in any event at the time immediately preceding the Advance exceed the Total Commitments less the Total Outstandings.

5.2      IRREVOCABILITY

         A Credit Request shall be irrevocable and, subject to the terms of this Agreement, the Borrower named therein shall draw the Advance on the Drawing Date specified in the Credit Request.

5.3      NOTICE TO LENDERS

         When the Facility Agent actually receives a Credit Request pursuant to clause 5.1 it shall promptly notify each of the Lenders of the amount of the proposed Advance and the proposed

         Drawing Date and that Lender shall, subject to the provisions of this Agreement, make available to the Facility Agent on the Drawing Date its participation in that Advance.

6.       ALTERNATIVE CURRENCIES FOR FACILITY

6.1      ALTERNATIVE CURRENCIES

(A) If, before 12 noon two Business Days prior to the Drawing Date relative to an Advance which it is proposed be denominated in an Alternative Currency (other than sterling), the Facility Agent receives notice from a Lender that:

         (i) it is impracticable for the Lender to fund its participation in the Advance in the proposed Alternative Currency in the ordinary course of business in the London Interbank Market; or

         (ii) central bank or other governmental authorisation in the country of the proposed Alternative Currency is required to permit its use by the Lender (through the office through which it participates in the Facility) for lending under this Agreement and the authorisation has not been obtained or is not in full force and effect; or

         (iii) the use of the proposed Alternative Currency is restricted or prohibited by any request, directive, regulation or guideline of any governmental body, agency, department or regulatory or other authority (whether or not having the force of law) in accordance with which the Lender is accustomed to act, the Facility Agent shall give notice to the Borrowers' Agent to that effect before 12.30 p.m. on that day.

(B)      If the Facility Agent delivers a notice under paragraph (A) above:

         (i) the Lender's participation in the Advance shall be denominated in dollars and there shall be substituted in clause 7.4 for the time "11.00 a.m." the time "1.00 p.m."; and

         (ii) the relevant Borrower shall indemnify each Lender against any loss and expense which such Lender may have incurred as a consequence of the operation of this clause.

6.2      NOTIFICATION

         The Facility Agent shall promptly notify the Borrowers' Agent and the Lenders of the Agent's Spot Rate of Exchange and relevant Dollar Amount at the same time as it notifies the Lenders of the details of any Credit Request.

6.3      AVAILABILITY OF ALTERNATIVE CURRENCIES

         If the Borrowers' Agent delivers to the Facility Agent a Credit Request specifying that a Borrower wishes an Advance to be denominated in an Alternative Currency and to give effect to such request would cause the Loan to be denominated in more than five Alternative Currencies, then the Facility Agent will promptly notify the Borrowers' Agent and the Lenders shall not be obliged to make any such Advance.

7.       INTEREST AND COMMISSIONS

7.1      MARGIN AND COMMITMENT FEE

(A)      The Margin for any Interest Period shall be 0.40 per cent. per annum.

(B) The Borrowers shall pay a commitment fee in dollars calculated from day to day on the daily undrawn amount of the Commitment on the basis of actual days elapsed from the Signing Date and a 360 day year at the rate of 0.1375 per cent. per annum.

(C) The commitment fee shall be paid to the Facility Agent for the account of the Lenders pro rata to the proportion which their respective Commitments bear to the Total Commitments under the Facility.

(D) Subject to paragraph (E) below, unless notice has been given to the Facility Agent in accordance with the provisions of Clause 9.2 that the Facility is to be cancelled in full on the date which is three months after the Signing Date, the commitment fee shall be paid on the date which is three months after the Signing Date and on each date falling at three monthly intervals thereafter and on the Final Drawing Date (or any earlier date on which the relevant Commitments of the Lenders are permanently reduced to zero).

(E) No commitment fee will be payable if the Facility is or has been cancelled in full on the date which is three months after the Signing Date.

7.2      DURATION OF INTEREST PERIODS

(A) The Interest Period in respect of each Advance shall be one month unless not later than 12 noon on the third Business Day before the first day of an Interest Period (in the case of Advances to be in an Alternative Currency (other than sterling), not later than 3.00 p.m. on the third Business Day before the first day of an Interest Period (in the case of Advances to be in dollars) and not later than 12 noon on the Business Day before the first day of an Interest Period (in the case of Advances to be in sterling)) the Facility Agent has received from the Borrowers' Agent a notice selecting one, two, three, four, five or six months or such other period as has been agreed with the Lenders.

(B) The Interest Period for each Advance shall commence on the date of that Advance.

(C) An Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day save that an Interest Period which commences on the last Business Day in a calendar month, or if there is no corresponding day in the calendar month in which it is to end, shall end on the last Business Day in a calendar month.

(D)      No Advance shall have an Interest Period ending after the Final
         Maturity.

(E) The Borrowers' Agent and the Facility Agent may enter into such other arrangements as they may agree for the consolidation or splitting of Advances and Interest Periods.

7.3      NUMBER OF INTEREST PERIODS FOR FACILITY

         Subject to clause 7.2(E), the Borrowers' Agent may, in the notice referred to in clause 7.2(A), elect to split an Advance into two or more Advances having different Interest Periods.

7.4      RATE OF INTEREST FOR FACILITY

         The rate of interest payable on an Advance under the Facility for each Interest Period shall be the rate per annum determined by the Facility Agent to be the aggregate of:

         (A)      the Margin; and

         (B)      (i)      the arithmetic mean (rounded to five decimal places
                           with the mid-point rounded up) of the offered quotations in the required currency for the required period which appear on the display for the required currency on page 3740 or page 3750 of Telerate (or such other page as may replace such pages on such system for the purpose of displaying London Interbank
                           Offered Rates of leading banks) as at 11.00 a.m., in the case of a currency other than sterling or euros, on the second Business Day before the commencement of that Interest Period or, in the case of sterling, on the first day of that Interest Period or, in the case of euros, the second TARGET Day before the first day of that Interest Period; or

                  (ii) if no such display rate is then available for the relevant currency, the arithmetic mean (rounded to five decimal places with the mid-point rounded up) of the rates notified to the Facility Agent at its request by each of the Reference Banks as the rate at which deposits in the required currency are offered for the same period as that Interest Period by that Reference Bank to prime banks in the London Interbank market at or about 11.00 a.m. on the second Business Day before the commencement of that Interest Period or, in the case of sterling, on the first day of that Interest Period; and

         (C) the Reserve Asset Costs (if any).

7.5      PAYMENT OF INTEREST ON ADVANCES

         Interest shall be calculated on the basis of actual days elapsed (not counting within an Interest Period the last day of that Interest Period) and a year of 360 days (or in the case of sterling, Hong Kong Dollars, Belgian Francs, Canadian Dollars and Singapore Dollars, 365 days or such other period applied generally in the relevant market to such calculations for the relevant currency) and shall be paid on each Advance by the Borrower to the Facility Agent for the account of the Lenders in arrears on the Interest Payment Date in the currency applicable to that Advance.

7.6      FACILITY AGENT'S CERTIFICATE

         In respect of any Advance the Facility Agent shall notify the Borrowers' Agent and the Lenders of the rate of interest as soon as it is determined under this Agreement. The certificate of the Facility Agent as to a rate of interest shall, in the absence of manifest error, be conclusive.

7.7      FAILURE OF REFERENCE BANK

         In respect of any Advance under the Facility if, in circumstances where clause 7.4(B)(ii) applies, any Reference Bank for any reason fails to notify to the Facility Agent the rate referred to in clause 7.4(B)(ii), the rate of interest shall be determined on the basis of the rates notified to the Facility Agent by the remaining Reference Banks or Reference Bank.

7.8      NEW REFERENCE BANK

         In respect of any Advance if any Reference Bank ceases to be a Lender:

         (A)      it shall cease to be a Reference Bank; and

         (B) the Facility Agent shall, with the approval (which shall not be unreasonably withheld) of the Borrowers' Agent, nominate as soon as reasonably practicable another Lender to be a Reference Bank in place of such Reference Bank.

8.       REDUCTION OF FACILITY AND REPAYMENT

8.1 Subject to the provisions of this Agreement, the amount of the Facility shall be reduced to zero on Final Maturity.

8.2 The Borrower shall on the last day of the Interest Period relating to each Advance repay that Advance to the Agent for the account of the Lenders in accordance with clause 13.1. All Advances outstanding on Final Maturity shall be repaid on that date and the Facility shall be cancelled on that date.

9.       PREPAYMENT AND CANCELLATION

9.1      VOLUNTARY PREPAYMENT

(A) Any Borrower may, without premium, prepay an Advance made to it in whole or in part (but, if in part, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 or such other minimums and multiples in the currency concerned as the Facility Agent and Borrowers' Agent may agree), provided that the Borrowers' Agent has given the Facility Agent not less than ten days' prior notice stating the principal amount of the Advance to be prepaid.

(B) Any prepayment under this clause 9.1 shall be made together with accrued interest and all other amounts due under this Agreement in respect of the prepayment.

9.2      CANCELLATION OF FACILITY

         The Borrowers' Agent may, without premium, cancel the undrawn part of the Facility (in respect of which no Credit Request has been served), in whole or in part (being in a minimum amount of $5,000,000 and an integral multiple of $1,000,000) provided that it has given the Facility Agent not less than ten days' prior written notice stating the principal amount to be cancelled. During such ten day period the Borrowers' Agent may not purport to draw or utilise all or any part of the amount the subject of such notice of cancellation. Any cancellation in part shall be applied in the same order against the relevant Commitment of each relevant Lender pro rata.

9.3      PREPAYMENT OF CERTAIN LENDERS

(A)      Without prejudice to the rights of the Borrowers under clause 12.4, if

         (i) any Borrower becomes or will on or before the last day of the Interest Period relating to an Advance made to it become obliged to pay to any Lender additional amounts pursuant to clause 12.2 or any amounts pursuant to clause 13.3, and

         (ii) the Borrowers' Agent gives to the Facility Agent and the relevant Lender not less than 10 days' notice of the date of prepayment,

         the Borrowers may on the date of prepayment specified in that notice prepay all (but not part only) of that Lender's participation in all Advances outstanding.

(B) Any prepayment under this clause 9.3 shall be made together with accrued interest and all other amounts due to the relevant Lender under this Agreement (including, without limitation, such amounts as may be due under clauses 12.2, 13.3 and/or 15.1).

(C) If a Lender's participation in all Advances is prepaid the relevant Lender's Commitment shall thereupon be cancelled.

9.4      IRREVOCABILITY

         Any notice under clause 9.1, 9.2 or 9.3 shall be irrevocable. The amount of any prepayment shall become due and payable on the applicable date. No amount cancelled under clause 9.2 or 9.3 may subsequently be reinstated.

9.5      CURRENCY

         Prepayment shall be made in the currency or currencies in which the amounts prepaid are denominated on the day the prepayment is due to be made.

9.6      REDRAWING

         Any Advance prepaid under clause 9.1(A) shall be available to be redrawn during the Availability Period.

10.      REPRESENTATIONS AND WARRANTIES

10.1     ON SIGNING

         The Company and each Guarantor acknowledges that each of the Lenders and the Facility Agent has entered into the Financing Documents in full reliance on representations by the Company and each Guarantor in the following terms; and the Company and each Guarantor warrants to each of them in respect of itself, and the Parent warrants to each of them in respect of itself and of each other Guarantor and of the Company that as of the Signing Date:

         (A) STATUS: it is duly incorporated with limited liability and validly existing and, in the case of a U.S. Borrower and a U.S. Guarantor in good standing, under the laws of its place of incorporation;

         (B) POWERS AND AUTHORISATIONS: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted, and sign and deliver, and perform the transactions contemplated in, the Financing Documents to which it is a party and the Financing Documents to which it is a party constitute valid and binding obligations of it enforceable in accordance with their terms subject to general equitable principles, insolvency, liquidation and other laws affecting creditors' rights generally;

         (C) NON-VIOLATION: neither the signing and delivery of the Financing Documents to which it is a party nor the performance of any of the transactions contemplated in any of them does or will contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in, (i) any law by which it or any of its assets is bound or affected, (ii) any document which contains or establishes its constitution, or (iii) any agreement to which it is a party or by which any of its assets is bound which has had or would be reasonably likely in any such case materially and adversely to affect its ability to observe and perform its obligations under the Financing Documents;

         (D) CONSENTS: no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity or enforceability of the liabilities and obligations of it or the rights of the Facility Agent and the Lenders (or any of them) under the Financing Documents;

         (E)      NO DEFAULT:

                  (i) no Event of Default has occurred which is continuing under this Agreement; and

                  (ii) no event has occurred which constitutes a contravention of, or default in any material respect under, any agreement or instrument (other than the Financing Documents) by which it or any of its assets is bound or affected, being a contravention or default which has had or would be reasonably likely either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely affects the ability of the Borrowers and the Guarantors as a whole to observe or perform their obligations under the Financing Documents;

         (F) LITIGATION: no litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either (i) to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or (ii) materially and adversely to affect the ability of the Borrowers and the Guarantors as a whole to observe or perform their obligations under any Financing Documents or (iii) to impair the validity or enforceability of this Agreement or any other Financing Document, is presently in progress or pending or, to the knowledge of any Borrower or Guarantor, threatened against any member of the Group or any of their assets;

         (G) ACCOUNTS: the audited consolidated financial statements (including the profit and loss, cash flow statement and balance sheet) of the Group for the year ended 31st December, 1998 have been prepared on a basis consistently applied in accordance with generally accepted accounting principles and practices in England and Wales and give a true and fair view of the results of the operations of the Group for that year and the state of the affairs of the Group at that date: since that date there has been no material adverse change in the consolidated financial condition of the Group as shown in such statements;

         (H) INVESTMENT COMPANY ACT: none of the Borrowers, the Guarantors or their respective subsidiaries is an "investment company" or an "affiliated person" or,

                  "promoter" or "principal underwriter" for an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended; and

         (I) PUBLIC UTILITY HOLDING COMPANY ACT: none of the Borrowers or the Guarantors is a holding company or a subsidiary company of a holding company or an affiliate of a holding company or of a subsidiary company of a holding company within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

10.2     AFTER SIGNING

         Each Borrower and each Guarantor shall be deemed to represent and warrant in respect of itself, and the Parent shall be deemed to warrant in respect of itself and each Borrower and each other Guarantor, to the Facility Agent and the Lenders (and each of them) on every Drawing Date and on every other date upon which any utilisation of the Facility is made available, with reference to the facts and circumstances then subsisting, that each of the representations and warranties contained in paragraphs (A), (B), (C), (E), (H) and (I) remains correct.

11.      UNDERTAKINGS

11.1     DURATION

         The undertakings in this clause shall remain in force from so long as any amount is or may be outstanding under the Facility or any Commitment is in force.

11.2     INFORMATION

         The Borrowers and the Guarantors will furnish or procure to be furnished to the Facility Agent in sufficient copies for each of the
         Lenders:

         (A) as soon as practicable (and in any event within 180 days after the close of each of the Parent's financial years) the audited consolidated accounts of the Group for that year;

         (B) as soon as practicable (and in any event within 90 days of the end of each half year of the Parent's financial year) the published unaudited interim consolidated accounts of the Group;

         (C) together with the statements specified in paragraph (A) above, a certificate signed by any one of the Group Finance Director and the Chief Executive of the Parent (or the equivalent from time to time) without personal liability as to whether the consolidated revenues for that financial year of any operating Subsidiary shall have exceeded 5% of the consolidated revenues of the Group for that financial year (and, if so, identifying the Subsidiary or Subsidiaries concerned);

         (D) promptly, all notices, other documents or information despatched by the Parent to its shareholders generally (or any class thereof) or its creditors generally (or any class thereof);

         (E) promptly, such further information in the possession or control of any Borrower, any Guarantor or of any of their respective Material Subsidiaries regarding the financial condition or operations of any Borrower, any Guarantor or any of their respective Material Subsidiaries, as the Facility Agent may reasonably request; and

         (F) details of any litigation, arbitration or administrative proceedings, which, if adversely determined, would be reasonably likely to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely to affect the ability of any Borrower or any Guarantor to observe or perform its obligations under the Financing Documents and which affect any Borrower or any Guarantor or the Group as a whole, as soon as the same are instituted, or, to the knowledge of any Borrower or any Guarantor, are threatened.

         All accounts and statements required under this clause shall be prepared in accordance with Applicable Accounting Principles consistently applied and shall give a true and fair view of the state of affairs of the Group and of the profit and cash flows of the Group and in the case of unaudited accounts and statements shall be prepared in a manner which is consistent with the audited consolidated accounts of the Group except to comply with changes in accounting practice or as noted therein.

         Any audited consolidated accounts of the Group delivered or to be delivered to the Facility Agent under this Agreement shall be prepared in all material respects in accordance with the Applicable Accounting Principles and applicable accounting policies which were applied in the audited consolidated accounts for the year ended 31 December, 1996 save for any changes to comply with changes in the law or in such Applicable Accounting Principles consistently applied. If there are any changes in law or in United Kingdom accounting standards as described above:

         (i) if material to the calculation of the financial ratios and covenants in this Agreement, the Borrowers' Agent shall promptly so advise the Facility Agent and provide details of the difference and the reasons therefor;

         (ii) on request of the Facility Agent, the Borrowers' Agent and the Facility Agent (in consultation with and on behalf of the Lenders) shall negotiate in good faith with a view to agreeing such amendments to clause 11.3 and/or the definitions of any of or all of the terms used therein as are necessary, in the opinion of the Facility Agent, to give the Lenders comparable protection to that contemplated on the Signing Date.

11.3     FINANCIAL RATIOS

(A) The Parent undertakes that it will procure that the Interest Cover Ratio for each period of twelve consecutive months ending on 30th June and 31st December in each year will equal or exceed 4.0.

(B) The Parent undertakes that it will procure that, as at 30th June and 31st December in each year, the financial condition of the Group shall be such that the ratio of the Borrowings of the Group on a consolidated basis to Consolidated EBITDA shall not exceed 3.5 to 1.

11.4     NOTIFICATION OF DEFAULT

         The Borrowers' Agent, each Borrower and each Guarantor will notify the Facility Agent in writing of any Event of Default or Potential Event of Default forthwith upon becoming aware thereof.

11.5     COMPLIANCE CERTIFICATES

         The Parent will no later than the time of the delivery of the accounts specified in paragraphs (A) and (B) of clause 11.2 (and, in relation to a certificate dealing with the matters referred to in paragraph (A) below, also promptly at the request of the Facility Agent from time to time) furnish the Facility Agent with:

         (A) a certificate signed by any two of the Company Secretary, the Director of Group Treasury (or equivalent from time to time) and the executive directors of the Parent certifying on behalf of the Parent without personal liability that no Event of Default or Potential Event of Default has occurred and is continuing or, if the same has occurred, specifying the Event of Default or Potential Event of Default and the steps being taken to remedy the same; and

         (B) a certificate (a "RATIO CERTIFICATE") signed by either of the Group Finance Director and the Chief Executive of the Parent certifying without personal liability, as at the end of the period to which the relevant accounts relate, compliance with the covenants in clause 11.3 and 11.14 or, if such covenants have not been met, specifying the same and, in each case, setting out in reasonable detail the relevant computations.

11.6     CONSENTS

         Each Borrower and each Guarantor will use its best endeavours to obtain and promptly renew from time to time, and will promptly furnish certified copies to the Facility Agent of, all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under the Financing Documents or required for the validity or enforceability of the Financing Documents and each Borrower and each Guarantor shall comply with the terms of the same.

11.7     PARI PASSU RANKING

         Each Borrower and each Guarantor undertakes that, subject as set out herein, its obligations under the Financing Documents do and will rank at least pari passu with all its other present and future unsecured obligations other than obligations in respect of national, provincial and local taxes and employees' remuneration and taxes and for certain other statutory exceptions.

11.8     NEGATIVE PLEDGE

         The Company undertakes that with effect from drawdown of the Facility each Borrower and each Guarantor will not create, suffer or permit to subsist (and will procure that none of the Subsidiaries will create, suffer or permit to subsist) any Security Interest on the whole or any part of its respective present or future assets except for the following:

         (A) Security Interests created with the prior written consent of the Majority Lenders;

         (B) Security Interests arising by operation of law in the ordinary course of business including, without limitation, statutory liens and encumbrances;

         (C) any Security Interest over the assets and/or revenues of a company which became or becomes a Subsidiary of any Borrower or any Guarantor after the Signing Date and which Security Interest is in existence or contracted to be given as at the date it becomes a Subsidiary (and which was not created in contemplation of it becoming a

                  Subsidiary) provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the date it becomes a Subsidiary but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at that date and provided that the amount secured under any such Security Interest shall not be increased beyond the amount secured at the date the company becomes a Subsidiary;

         (D) those Security Interests existing at the Signing Date over the assets and/or revenues of a Subsidiary (whether or not it is a Borrower or a Guarantor), provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the Signing Date but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at the Signing Date;

         (E) Security Interests securing the performance of bids, tenders, bonds, leases, contracts (other than in respect of Borrowings), statutory obligations, surety, customs and appeal bonds and other obligations of like nature (but not including obligations in respect of Borrowings) incurred in the ordinary course of business provided that the aggregate amount secured under such Security Interests shall not, at any time, exceed $20,000,000 save that such aggregate amount may be exceeded with the prior written consent of the Majority Lenders;

         (F) Security Interests arising out of judgments or awards which are being contested in good faith and with respect to which an appeal or proceeding for review has been instituted or the time for doing so has not yet expired;

         (G) Security Interests upon any property which are created or incurred contemporaneously with the acquisition of such property to secure or provide for the payment of any part of the purchase price of such property (but no other amounts), provided that any such Security Interest shall not apply to any other property of the purchaser thereof and provided further that the aggregate amount of all liabilities secured by this paragraph (G) shall not, at any time, exceed $25,000,000;

         (H) any Security Interest arising out of title retention provisions in a supplier's conditions of supply of goods or services acquired by a member of the Group in the ordinary course of its business;

         (I) any right of any bank or financial institution of combination or consolidation of accounts or right to set-off or transfer any sum or sums standing to the credit of any account (or appropriate any securities held by such bank or financial institution) in or towards satisfaction of any present or future liabilities to that bank or financial institution;

         (J) any Security Interest securing indebtedness re-financing indebtedness secured by Security Interests permitted by paragraphs (C), (D) or (G) above or this paragraph (J) provided that (except to the extent otherwise permitted by paragraph (A)) the maximum principal amount of the indebtedness secured by such Security Interests is not increased and such Security Interests do not extend to any assets which were not subject to the Security Interests securing the re-financed indebtedness;

         (K) any Security Interest created by a member of the Group which is neither a Borrower nor a Guarantor securing banking facilities over accounts receivable (or book debts) outside the U.K. or the U.S.A.;

         (L) any other Security Interest created or outstanding on or over any assets of any member of the Group provided that the aggregate outstanding amount secured by all Security Interests created or outstanding under this exception in this paragraph
                  (L) shall not at any time exceed $40,000,000 or its equivalent and further provided that no single such Security Interest under this paragraph (L) shall secure an aggregate principal amount exceeding $10,000,000 or its equivalent; and

         (M) any Security Interest arising out of any of the Accounts Receivable Facilities or Back to Back Loans.

11.9     DISPOSALS

         No Borrower and no Guarantor will, without the prior written consent of the Majority Lenders (which may be given subject to conditions), and each of them will procure that none of its Subsidiaries will sell, transfer, lease or otherwise dispose of all or any substantial part of their respective assets except on an arm's length basis and for a fair market value or to another member of the Group.

11.10    CHANGE OF BUSINESS

         Except with the prior written consent of the Majority Lenders, no Borrower and no Guarantor will, and each will procure that none of its respective Material Subsidiaries will, make any change in its business as presently conducted, or carry on any other business other than its business as presently conducted or business consisting of allied or related activities, provided that this prohibition shall not apply unless such change of business or other business alters the nature of the business of the Group as a whole.

11.11    MERGERS

         No Borrower or Guarantor will without the prior written consent of the Majority Lenders enter into any merger or consolidation if the effect thereof would be to alter the legal personality or identity of such Borrower or Guarantor except that any Borrower or any Guarantor may merge or consolidate with or into any other Subsidiary which is in the same jurisdiction as the Borrower or Guarantor (as the case may be) provided that from the date on which the merger or consolidation takes effect a Borrower or Guarantor is the legal entity surviving the merger or the legal entity into which it shall be merged or the legal entity which is formed by such consolidation shall assume its obligations hereunder in an agreement or instrument satisfactory in form and substance to the Majority Lenders.

11.12    INSURANCE

         Each Borrower and each Guarantor will, and will procure that each of its respective Material Subsidiaries will, effect and maintain such insurance over and in respect of its respective assets and business and in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or a similar business and in the same or similar localities.

11.13    LIMITATION ON BORROWINGS OF SUBSIDIARIES

         The Parent and the Company will not permit any of their Subsidiaries to create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) other than:

         (A)      Borrowings under this Agreement;

         (B) any Borrowings of any Subsidiary owing to another member of the Group;

         (C) Borrowings by a Subsidiary which is or becomes a Guarantor as defined in this Agreement;

         (D) Borrowings under the Consolidated Revolving Facility Agreement dated 3rd July, 1998 and made between WPP Group plc and the other Borrowers named therein, the Guarantors, the Facility Agent, the Lenders and the Arrangers (all as named therein);

         (E) Borrowings by a Subsidiary whose main business is to operate as a finance company for the Group; and

         (F)      additional Borrowings of Subsidiaries to the extent that:

                  (i) no individual Material Subsidiary has or will create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) with an aggregate principal amount exceeding an amount equal to 15 per cent. of Consolidated EBITDA; and

                  (ii) the aggregate principal amount of Borrowings of all Subsidiaries permitted under this sub-clause (E) does not exceed an amount equal to 25 per cent. of Consolidated EBITDA,

                  in each case for the financial period most recently ended from time to time in respect of which financial results of the Group have been published or announced.

11.14    GROUP ACQUISITIONS

         The Parent will procure that the aggregate maximum value of all Acquisition Cash Payments paid in any financial year (as reduced by the aggregate amount of (i) any cash recorded in the balance sheet or financial records of the company, business, undertaking or other person the subject of the Acquisition as at the last day of the financial year of that company or business most recently ended or, at the option of the Parent, upon completion of the Acquisition and (ii) cash proceeds of any disposals of any business or undertaking by any member of the Group received during that financial year) shall not, without the consent of the Majority Lenders, exceed the Acquisition Cash Limit.

12.      CHANGES IN CIRCUMSTANCES

12.1     ILLEGALITY

         Where the introduction, imposition or variation of any law, regulation or treaty or any change in the interpretation or application of any law, regulation or treaty makes it unlawful for any Lender to make available or fund or maintain its participation in the Facility or to allow all or part of its participation in the Facility to remain outstanding or to carry out all or any of its other obligations under this Agreement or to charge or receive interest or fees or commissions at the rate applicable under this Agreement, upon that Lender so notifying the Facility Agent:

         (A) the Facility Agent shall notify the Borrowers' Agent and that Lender's obligation to participate in or to provide any future utilisation of the relevant Facility shall forthwith be suspended and the Facility shall be suspended to such extent; and

         (B) the Borrower shall, within thirty Business Days of being so notified (and only to the extent necessary to cure such illegality):

                  (i) in the case of an Advance, prepay to the Facility Agent for the account of that Lender all of that Lender's participation in the Advance or relevant amount; and

12.2     INCREASED COSTS

         Where any Lender determines that the introduction or variation of any law or any change in the interpretation or application thereof, or compliance with any request (whether or not having the force of law) from any central bank or other fiscal, monetary or other authority would increase the cost to that Lender of making or maintaining or funding its Commitment or reduce the amount of any sum received or receivable by it in respect of its Commitment or oblige it to make any payment or forgo any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by it from a Borrower in respect of its Commitment or reduce the effective return to it under its Commitment, then:

         (A) that Lender shall notify the Borrowers' Agent through the Facility Agent of such event promptly upon its becoming aware of such event; and

         (B) the Borrower shall on demand pay to the Facility Agent for the account of that Lender such amounts as that Lender from time to time and at any time (including after a prepayment of that Lender's participation) notifies the Facility Agent to be necessary to compensate it for such increased cost, reduction, payment or forgone interest or return,

         Provided that this clause 12.2 shall not apply to or in respect of:

         (i) any change in, or in the rate of, tax on overall net income of a Lender;

         (ii)     any circumstances referred to in clause 13.3;

         (iii) any increased costs, reduction in return payment or forgone interest arising as a result of breach by a Lender of any request or requirement of any fiscal, monetary or other regulatory authority.

12.3     MARKET DISRUPTION

         If:

         (A) the Facility Agent (after consultation with the Reference Banks) determines that, by reason of circumstances affecting the London Interbank market generally, reasonable and adequate means do not or will not exist for ascertaining under clause
                  7.4 a rate of interest applicable to an Advance; or

         (B) the Facility Agent is notified by the Majority Lenders that deposits in the currency of the Advance are not in the ordinary course of business available in the London Interbank market for a period equal to the forthcoming Interest Period in amounts sufficient to fund their participations in an Advance, the Facility Agent shall give written notice (a "SUSPENSION NOTICE") of such determination or notification to the Borrowers' Agent and each Lender, and the following provisions shall apply:

         (i) If a Suspension Notice relates to Advances which have not yet been made hereunder, then the Lenders shall not be obliged to make such Advances hereunder until written notice to the contrary is given by the Lenders to the Borrowers' Agent through the Facility Agent. Notwithstanding the service of such Suspension Notice, each Lender's Commitment shall remain in force and during the period of thirty days from such Suspension Notice, each Lender and the Facility Agent shall consult regularly in good faith with the Borrowers' Agent with a view to agreeing to an alternative basis for the making of such Advances. If such alternative basis is agreed between the Borrowers' Agent and the Lenders, it shall apply in accordance with its terms.

         (ii) If a Suspension Notice relates to Advances outstanding at the time of a Suspension Notice, during the period of thirty days from such Suspension Notice, each Lender shall, in consultation with the Facility Agent and the Borrowers' Agent, certify to the Facility Agent and the Borrowers' Agent an alternative basis (in this Agreement referred to as the "SUBSTITUTE BASIS") for maintaining the participation of such Lender in such Advances. Without limitation, such Substitute Basis may be retroactive to the beginning of the Interest Period to which the Suspension Notice relates, and may include an alternative method of fixing the interest rate (which shall reflect the cost to such Lender of funding its participation in such Advances from other sources plus the Margin), alternative Interest Periods or alternative currencies for its participation in such Advance. Each Substitute Basis so certified shall be binding upon the relevant Borrower and the certifying Lender and shall be treated as part of this Agreement.

         (iii) So long as any Substitute Basis is in force, the Facility Agent, in consultation with the Borrowers' Agent and each Lender certifying a Substitute Basis, shall from time to time, but not less often than monthly and at the Borrowers' Agent's request, review whether or not the circumstances referred to in clause 12.3(i) or (ii) above (as the case may be) still prevail with a view to returning to the normal provisions of this Agreement.

12.4     MITIGATION

         If circumstances arise in respect of any Lender which would, or would upon the giving of notice, result in:

         (A) any Borrower being obliged to pay to that Lender additional amounts pursuant to clause 12.2 or any amounts pursuant to clause 13.3 (otherwise, in the case of any Borrower which is incorporated in Canada, than by virtue of requirements of Canadian law which are in force at the date of this Agreement); or

         (B)      an alternative basis applying for the purposes of clause
                  12.3; or

         (C) any Borrower being obliged to repay that Lender's participation in all or any Advances or other utilisations of the Facility pursuant to clause 12.1,

         then, without in any way limiting, reducing or otherwise qualifying such Borrower's obligations under clauses 12 and 13, the Lender shall, in consultation with the Facility Agent and the Borrowers' Agent, endeavour to take such reasonable steps as may be open to it to mitigate or remove such circumstances, including without limitation the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrowers' Agent, unless to do so might (in the opinion of the Lender) be prejudicial to the Lender or would conflict with the Lender's general banking policies.

12.5     CERTIFICATES

         Any determination or notification by the Facility Agent or any Lender concerning any matter referred to in this clause shall, in the absence of manifest error, be conclusive evidence as to that matter and shall be binding on the Borrower, the Lenders and the Facility Agent.

13.      PAYMENTS

13.1     BY BORROWERS AND GUARANTORS

         All payments to be made by a Borrower or a Guarantor under this
         Agreement:

         (A) for the account of any of the Lenders shall be made in immediately available funds not later than twelve noon on the relevant day to such account as the Facility Agent may have notified to the Borrowers' Agent for the account of the Facility Agent who shall, before the close of business on the date of receipt, remit to each Lender its portion of the payment so made by remitting it to such account of that Lender which that Lender may have previously notified to the Facility Agent; and

         (B) to the Facility Agent shall be made to such account as it may specify by notice to the Borrowers' Agent.

13.2     BY THE LENDERS

         All amounts to be advanced by the Lenders to a Borrower under this Agreement shall be remitted in immediately available funds not later than 12 noon on the relevant day to such account as the Facility Agent may have notified to the Lenders for the account of the Facility Agent who shall make available to the Borrower the amounts so remitted on the same day by payment to the account and bank which are specified in the relevant Credit Request. If the Facility Agent makes available to a Borrower any amount which has not been made unconditionally available to the Facility Agent the Borrower shall forthwith on notice from the Facility Agent repay such amount to the Facility Agent together with interest on such amount until its repayment at a rate determined by the Facility Agent to reflect its cost of funds.

13.3     WITHHOLDINGS

         All payments by any Borrower or Guarantor under this Agreement whether in respect of principal, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is on account of taxes imposed or levied by any jurisdiction in which any Borrower or Guarantor is incorporated or through which any payment is made and is required by law, in which event (unless the Lender concerned otherwise agrees with the Borrowers' Agent) the Borrower or the Guarantor shall:

         (A) ensure that the deduction or withholding does not exceed the minimum amount legally required (based on the details of the Lender concerned provided to the Borrower or Guarantor by such Lender through the Facility Agent);

         (B) forthwith pay to the Facility Agent for the account of each Lender such additional amount so that the net amount received by that Lender will equal the full amount which would have been received by it had no such deduction or withholding been made;

         (C) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

         (D) furnish to the Facility Agent on behalf of the Lender concerned, within the period for payment permitted by the relevant law, either an official receipt of the relevant taxation authorities involved in respect of all amounts so deducted or withheld or if such receipts are not issued by the taxation authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

         The obligation on the Borrower or Guarantor to pay an additional amount under this clause 13.3 shall not apply to the extent that the tax deducted is:

         (i) tax on the overall income of a Lender or the Agent save to the extent that such tax is collected by way of withholding from the relevant payment from which the deduction must be made; or

         (ii) tax that would not be imposed but for the connection between such Lender or the Agent (as the case may be) and the jurisdiction (other than the United Kingdom) imposing such tax other than a connection arising as a result of the relevant Lender or the Agent entering into this Agreement.

13.4     U.K. TAXES

(A) If a Lender:

         (i)      at the Signing Date is not a Qualifying Bank; or

         (ii) ceases to be a Qualifying Bank after the Signing Date, otherwise than as a result of any introduction of or change in or in the interpretation, administration or application by the English courts or the Inland Revenue of any relevant law or any relevant practice or concession of the Inland Revenue after the Signing Date, then the Borrowers shall not be liable to pay to the Lender any amount under this clause 13 in excess of the amount they would have been obliged to pay if the Lender had been (i) a bank, as so defined at the date of the relevant Advance, and (ii) beneficially entitled to such interest and within the charge to United Kingdom corporation tax as respects such interest at the time such interest is paid.

(B)      Each Lender confirms to the Facility Agent as follows:

         (i) it is beneficially entitled to its rights to principal and interest under this Agreement; and

         (ii)     it is a Qualifying Bank.

         This confirmation is given as at the date of this Agreement. In the case of a Lender becoming a Lender by virtue of an assignment or transfer it is instead given on the date of that assignment or transfer. Each Lender agrees that it will notify the Facility Agent promptly of any change in any of these matters.

13.5     TAX CREDITS

         If any Borrower or any Guarantor pays any additional amount (a "TAX PAYMENT") under clause 13.3 and any Lender effectively obtains a refund of tax or credit against tax on its overall net income by reason of that Tax Payment (a "TAX CREDIT") and that Lender is able to identify such Tax Credit as being attributable to such Tax Payment, then that Lender shall reimburse to the Borrower or, as the case may be, the Guarantor such amount as it shall determine to be the proportion of such Tax Credit as will leave that Lender, after that reimbursement, in no better or worse position than it would have been in if that Tax Payment had not been required. Each Lender shall have absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so. No Lender shall be obliged to disclose any information regarding its tax affairs or computations to any Borrower or Guarantor.

13.6     DATE

         If any payment under this Agreement would otherwise be due on a day which is not a Business Day, it shall be due on the next succeeding Business Day or, if that Business Day falls in the following month of the year, on the preceding Business Day.

13.7     DEFAULT INTEREST

(A) If a Borrower fails to pay any amount in accordance with this Agreement, the Borrower shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is the sum of (a) the Margin plus 1% and (b) the rate, (as determined by the Facility Agent), for a deposit of an amount comparable to the defaulted amount, offered to the Facility Agent in the London Interbank market, for such period as the Facility Agent may from time to time select, at or about 11.00 a.m. (London time) on the Business Day succeeding that on which the Facility Agent becomes aware of the default for value on that day in the case of sterling or two Business Days later in the case of any other currency and (c) the Reserve Asset Costs.

(B) If an amount unpaid in accordance with this Agreement in respect of the Facility, is of principal due on a day during, but not the last day of, an Interest Period relating thereto, the period selected by the Facility Agent under clause 13.7(A) shall equal the unexpired portion of the Interest Period and there shall be substituted for the rate specified in clause 13.7(A) the rate of 1% above the rate calculated in accordance with clause 7.4 and applicable to the unpaid amount immediately before it fell due.

(C) Interest under this clause shall accrue daily on the basis of a year of 360 days (or 365 days in the case of sterling, Hong Kong Dollars, Belgian Francs, Canadian Dollars and Singapore Dollars or such other period applied generally in the relevant market in relation to such calculations for the relevant currency) from and including the first day to the last day of each period for which a rate of interest is determined as aforesaid and shall be due and payable by the Borrower at the end of each such period. So long as the default continues, the rate referred to in clause 13.7(A) shall be calculated on a similar basis at the end of each period selected by the Facility Agent and notified to the Lenders and interest payable under this sub-clause which is unpaid at the end of each such period shall thereafter itself bear interest at the rates provided in this sub-clause.

13.8     JUDGMENT CURRENCY

         If, under any applicable law, whether as a result of a judgment against a Borrower or a Guarantor or the liquidation of a Borrower or a Guarantor or for any other reason, any payment under or in connection with the Facility is made or is recovered in a currency (the "OTHER CURRENCY") other than that in which it is required to be paid hereunder (the "ORIGINAL CURRENCY") then, to the extent that the payment to any Lender (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, the Borrower or the Guarantor shall as a separate and independent obligation, fully indemnify that Lender against the amount of the shortfall; and for the purposes of this sub-clause "RATE OF EXCHANGE" means the rate at which the Lender concerned is able on the relevant date to purchase the original currency in London with the other currency.

14.      DEFAULT

14.1     EVENTS

         If (whether or not caused by any reason outside the control of the Borrowers or the Guarantors):

         (A) any Borrower or any Guarantor does not pay on the due date (or, in the case of amounts other than principal, within three Business Days thereafter) any amount payable by it under any of the Financing Documents at the place and in the currency expressed to be payable (unless such failure results solely from a technical problem in relation to the transfer of funds for which such Borrower or Guarantor is not responsible and is remedied within five days of the due date); or

         (B) any Borrower or any Guarantor fails to comply in any material respect with any other provision of any of the Financing Documents and, other than in the case of clauses 11.3 and 11.15, if such default is capable of prompt remedy within 30 days after any Borrower or Guarantor shall have given notice of such default pursuant to clause 11.4 (or, if earlier, the date on which the Facility Agent shall have given notice to the

                  Borrowers' Agent of such default) such Borrower or Guarantor shall have failed to cure such default; or

         (C) any representation, warranty or written statement made or deemed to be repeated in, or in connection with, this Agreement or in any other Financing Document or in any certificate delivered by or on behalf of any Borrower or any Guarantor in writing under any of the Financing Documents is incorrect in any material respect when made or deemed to be repeated, or, in respect of those specified in clause 10.2, would be if repeated at any time; or

         (D) any other present or future Borrowings of a principal amount exceeding in the aggregate $20,000,000 or the equivalent sum in any other currency of any member of the Group shall become due and payable or capable of being declared due and payable prior to the due date thereof as a result of a default or any such Borrowings shall not be paid on the due date thereof (or, if a grace period was originally provided for in the document evidencing or constituting such Borrowing, within any applicable grace period therefor) or any Security Interest over any assets of any member of the Group and securing a principal amount exceeding $20,000,000 shall be or become enforceable; or

         (E) any Borrower, Guarantor or Material Subsidiary is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended by order under section 416 or otherwise), or any Borrower, Guarantor or Material Subsidiary becomes unable to pay its debts as they fall due, or any Borrower, Guarantor or Material Subsidiary suspends making payments (whether of principal or interest) with respect to all or any class of its debts or announces an intention to do so; or

         (F) an application for an administration order in relation to any Borrower, Guarantor or Material Subsidiary is presented to the court by any such company or its directors or the supervisor of a voluntary arrangement relating to any Borrower, Guarantor or Material Subsidiary or such an order is made on the application of a creditor of any Borrower, Guarantor or Material Subsidiary or any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution to present an application for such an order; or

         (G) any kind of composition, scheme of arrangement, compromise or arrangement involving any Borrower, Guarantor or Material Subsidiary and its creditors generally (or any class of them) is proposed by the company concerned; or

         (H) any administrative or other receiver or any manager of any Borrower, Guarantor or Material Subsidiary or all or a substantial part of any of its property is appointed, or the directors of any Borrower, Guarantor or Material Subsidiary request any person to appoint such a receiver or manager, or any kind of attachment (except prejudgment attachment), sequestration, distress or execution against any Borrower, Guarantor or Material Subsidiary or all or a substantial part of its property is levied or sued out and not discharged within 30 days; or

         (I) any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution for (or to petition for) its winding up, or any Borrower, Guarantor or Material Subsidiary passes such a resolution, or any Borrower, Guarantor or Material Subsidiary or any other person (except its creditor) presents any petition for the winding up of any Borrower, Guarantor or Material

                  Subsidiary, or an order for the winding up of any Borrower, Guarantor or Material Subsidiary is made on the petition of any of its creditors; or

         (J) there occurs in relation to any Borrower, Guarantor or Material Subsidiary in any country or territory in which it carries on business or to the jurisdiction of whose courts it or any of its property is subject any event which reasonably appears to the Majority Lenders to correspond in that country or territory with any of those mentioned in paragraphs (E) to
                  (I) inclusive above or any Borrower, Guarantor or Material Subsidiary otherwise becomes subject, in any such country or territory, to any law relating to insolvency, bankruptcy or liquidation; or

         (K) any Borrower, Guarantor or Material Subsidiary ceases, or threatens to cease, to carry on all or a substantial part of its business except consequent upon a disposal, merger or acquisition not otherwise prohibited under this Agreement; or

         (L) any authorisation, approval, consent, licence, exemption, filing, registration or notarisation or other requirement necessary to enable any Borrower or Guarantor to comply with its obligations under any of the Financing Documents to which it is a party in any material respect is revoked or withheld or does not remain in full force and effect or is materially and adversely modified; or

         (M) any single person, or group of persons acting in concert (as defined in the City Code on Takeovers and Mergers), acquires control (as defined in Section 416 of the Income and Corporation Taxes Act 1988) of the Parent and, in a situation where the acquisition of such control of the Parent takes place with the consent, and on the recommendation, of the Board of Directors of the Company only, ninety days shall have elapsed following such acquisition of control; or

         (N) at any time it is unlawful for any Borrower or any Guarantor to perform any of its material obligations under any Financing Document to which it is a party; or

         (O) any litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Borrowers and Guarantors taken as a whole to observe or perform their obligations under any Financing Documents and which affect any Borrower, any Guarantor or the Group as a whole is in progress or pending or threatened; or

         (P) (i) any U.S. Subsidiary (a "QUALIFYING U.S. SUBSIDIARY") which is a Borrower, Guarantor or Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to winding-up, dissolution, bankruptcy, insolvency, reorganisation or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Qualifying U.S. Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which

                  (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty days; or (iii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty days from the entry thereof; or (iv) any Qualifying U.S. Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above: or (v) any Qualifying U.S. Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (Q) any other event or series of events whether related or not which has a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Group as a whole to comply with any or all of its obligations under the Financing Documents occurs, then, at once or at any time thereafter, the Facility Agent may, and upon the request of the Majority Lenders shall, by notice to the Borrowers' Agent, declare the Total Outstandings to be immediately due and payable whereupon:

         (a) all Advances and all other sums outstanding under the Facility shall become so due and payable together with accrued interest thereon and any other amounts then payable under this Agreement or the Facility; and

         (b) no further utilisations of the Facility shall be permitted.

         Notwithstanding the foregoing, if an Event of Default specified in paragraph (P)(i) to (iii) above occurs with respect to a U.S. Subsidiary which is a Borrower, the Commitments of the Lenders in respect of such Borrower shall immediately terminate and the Outstandings owed by such Borrower shall become immediately due and payable, without any action by the Facility Agent or the Lenders and without any presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Financing Documents to the contrary notwithstanding.

14.2     NOTICE

         If the Facility Agent is notified under this Agreement of the occurrence of an Event of Default it shall promptly inform each of the Lenders. If any Lender becomes aware of the occurrence of an Event of Default it shall promptly inform the Facility Agent.

15.      INDEMNITY

15.1     GENERAL INDEMNITY

         Each Borrower and each Guarantor shall fully indemnify each of the Facility Agent and the Lenders from and against any expense, loss, damage or liability (as to the amount of which the certificate of the Facility Agent shall, in the absence of manifest error, be conclusive) which any of them may incur as a consequence of the occurrence of any Event of Default, of any failure to draw down in accordance with a Credit Request or other notification of any intention to utilise the Facility or of any repayment or prepayment under this Agreement or otherwise in connection with this Agreement (including without limitation any repayment or prepayment pursuant to clause 2.3, 9.1 or 9.3). Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss, premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund the Total Outstandings (or any part of them) or any other amount due or to become due under this Agreement.

15.2     WAIVER OF DEFENCES

         The Borrowers and the Guarantors agree that no delay, extension of time, renewal, compromise, waiver, indulgence, release of security or rights or any other matter or thing shall in any way prejudice the Lenders' or the Facility Agent's rights or powers hereunder. No Borrower shall by virtue of any payment made by it pursuant to this clause 15 claim in competition with the Facility Agent or any Lender any right of subrogation, contribution or indemnity against any member of the Group so long as any amount is or is capable of becoming outstanding hereunder.

16.      GUARANTEE

16.1     GUARANTEE

(A) Each Guarantor unconditionally and irrevocably and jointly and severally guarantees, as a continuing obligation, the proper and punctual payment by each of the Borrowers of the Guaranteed Amounts and unconditionally and irrevocably undertakes, as a continuing obligation, with the Facility Agent and the Lenders (and each of them) that, if for any reason any Borrower does not make such payment, the Guarantor shall pay the Guaranteed Amounts upon first written demand by the Facility Agent.

(B) The liability of each U.S. Guarantor in respect of the Guaranteed Amounts shall not exceed the greater of 95% of the Adjusted Net Assets of such U.S. Guarantor on the Signing Date and 95% of the Adjusted Net Assets of such U.S. Guarantor on the date on which such U.S. Guarantor becomes liable to make any payment in respect of the Guaranteed Amounts. "ADJUSTED NET ASSETS" of a U.S. Guarantor at any date means the lesser of (i) the amount by which the fair value of the property of such U.S. Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities in respect of the Guaranteed Amounts, of such U.S. Guarantor at such date and (ii) the amount by which the present fair saleable value of the assets of such U.S. Guarantor at such date exceeds the amount of the probable liabilities of such U.S. Guarantor on its debts, excluding debt in respect of the Guaranteed Amounts, as they become absolute and matured; provided, however, that for the purposes of this clause 16.1(B), the term "GUARANTEED AMOUNTS" shall not include liabilities (if any) of the U.S. Guarantor in respect of amounts borrowed by it as a Borrower hereunder.

16.2     PRINCIPAL DEBTOR

         Each Guarantor shall be deemed to be liable for the Guaranteed Amounts as sole or principal debtor.

16.3     DISCHARGE

         The liabilities and obligations of each of the Guarantors under this Agreement shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment of all the Guaranteed Amounts and, subject to clause 16.4, an absolute discharge or release of each of the Guarantors signed by the Facility Agent on behalf of the Lenders; and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantors (wholly or in part) or which would have afforded the Guarantors any legal or equitable defence, and in relation to any winding up or dissolution of, or any change in constitution or corporate identity or loss of corporate identity by, any of the Borrowers, any other Guarantor or any other person.

16.4     PREFERENCE

         Any such discharge or release as is referred to in clause 16.3, and any composition or arrangement which any of the Guarantors may effect with the Facility Agent and the Lenders, shall be deemed to be made subject to the condition that it will be void if any payment or security which the Facility Agent and the Lenders (or any of them) may previously have received or may thereafter receive from any person in respect of the Guaranteed Amounts is set aside under any applicable law or proves to have been for any reason invalid.

16.5     NO IMPAIRMENT

         Without prejudice to the generality of clauses 16.2 and 16.3 none of the liabilities or obligations of the Guarantors under this Agreement shall be impaired by, and each of the Guarantors hereby irrevocably waives any defences it may now or hereafter have in any way relating to, the Facility Agent and the Lenders (or any of them):

         (A) agreeing with any Borrower any variation or departure (however substantial) of or from this Agreement (other than this clause) or any of the Financing Documents and any such variation or departure shall, whatever its nature, be binding upon each Guarantor in all circumstances, notwithstanding that it may increase or otherwise affect the liability of the Guarantors provided however that if any such variation is made, without each Guarantor's prior written consent, which has the effect of increasing the amount of the Facility or the Margin, the amount of the Guarantors' liability under this clause shall be limited to the amount for which they would have been liable had such variation not been made;

         (B) releasing or granting any time or any indulgence whatsoever to any Borrower or Guarantor and, in particular, waiving any of the pre-conditions for Credits under this Agreement or any contravention by any Borrower of this Agreement, or entering into any transaction or arrangements whatsoever with or in relation to any Borrower, other Guarantor and/or any third party; and

         (C) taking, perfecting, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for the Guaranteed Amounts in such manner as it or they think fit, or claiming, proving for, accepting or transferring any payment in respect of the Guaranteed Amounts in any composition by, or winding up of, any Borrower and/or any third party and/or any other Guarantor or abstaining from so claiming, proving, accepting or transferring.

16.6     DEMANDS

         Demands under this clause may be made from time to time, and the liabilities and obligations of the Guarantors under this Agreement may be enforced, irrespective of:

         (A) whether any demands, steps or proceedings are being or have been made or taken against any of the Borrowers and/or any third party and/or any other Guarantor; or

         (B) whether or in what order any security to which the Facility Agent or the Lenders may be entitled in respect of the Guaranteed Amounts is enforced.

         Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default to or upon any Borrower or Guarantor.

16.7     SUSPENSE ACCOUNT

         Until all amounts which may be or become payable by the Borrowers hereunder or under any of the Finance Documents or in connection herewith or therewith have been irrevocably paid and discharged in full, the Facility Agent and each Lender may:

         (A) refrain from applying or enforcing any other security, moneys or rights held or received by the Facility Agent or such Lender in respect of such amounts or apply and enforce the same in such manner and order as the Facility Agent or such Lender sees fit (whether against such amounts or otherwise) and none of the Guarantors shall be entitled to the benefit of the same; and

         (B) hold in suspense account (subject to the accrual of interest thereon at market rates for the account of the relevant Guarantor(s)) any moneys received from any Guarantor or on account of that Guarantor's liability hereunder.

16.8     SUBORDINATION

         So long as any Guarantor has any liability under this Agreement and except as provided in clause 16.9 below:

         (A) no Guarantor shall take or accept any Security Interest from any Borrower or, in relation to the Guaranteed Amounts, from any third party, without first obtaining the Facility Agent's written consent;

         (B) after the occurrence of an Event of Default, no Guarantor shall, without first obtaining the Facility Agent's written consent, seek to recover, whether directly or by set off, lien, counterclaim or otherwise, nor accept any moneys or other property, nor exercise any rights in respect of, any sum which may be or become due to the Guarantor on any account by any Borrower or, in relation to the Guaranteed Amounts, from any third party, nor claim, prove for or accept any payment in any composition by, or any winding up of, any Borrower or, in relation to the Guaranteed Amounts, any third party;

         (C) if, notwithstanding the foregoing, any Guarantor holds or receives any such security, moneys or property, it shall forthwith pay or transfer the same to the Facility Agent.

16.9 DEFERRAL OF SUBROGATION, CONTRIBUTION, REIMBURSEMENT, EXONERATION AND INDEMNITY

         Each Guarantor agrees that it will not exercise any rights that it may now have or hereafter acquire against the Borrowers or any other Guarantor or any other person that arise from the existence, payment, performance or enforcement of the Guaranteed Amounts, including without limitation any right of subrogation, contribution, reimbursement, exoneration or indemnity (or any similar right) prior to the later of the cash payment in full of the Guaranteed

         Amounts and all other amounts payable under this clause 16 and the Final Maturity. If any amount shall be paid to a Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Facility Agent and the Lenders and shall forthwith be paid to the Facility Agent to be credited and applied to the Guaranteed Amounts and all other amounts payable under this clause 16, whether or not due, in accordance with the terms of the Financing Documents, or be held as collateral security for any Guaranteed Amounts or other amounts payable under this clause 16 and thereafter arising. If (i) a Guarantor shall make payment of all or any part of the Guaranteed Amounts, (ii) all of the Guaranteed Amounts and all other amounts payable under this clause 16 shall be paid in full in cash and (iii) the Final Maturity shall have occurred, the Facility Agent will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Amounts resulting from such payment by such Guarantor.

16.10    INDEMNITY

         As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably and jointly and severally undertakes with the Facility Agent and the Lenders (and each of them) that, should the Guaranteed Amounts not be recoverable from the Guarantor under clause 16.1 for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any other provision of this Agreement being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding that it may have been known to the Facility Agent or any of the Lenders, the Guarantor shall, as a sole, original and independent obligor, upon first written demand by the Facility Agent under clause 16.1, make payment of the Guaranteed Amounts by way of a full indemnity in such currency and otherwise in such manner as is provided for in this Agreement and shall indemnify the Facility Agent and the Lenders (and each of them) against all losses, claims, costs, charges and expenses to which they may be subject or which they may incur under or in connection with this Agreement.

17.      THE FACILITY AGENT AND THE ARRANGER

17.1     APPOINTMENT OF THE FACILITY AGENT

         Each Lender hereby appoints the Facility Agent to act as its agent in connection with the Financing Documents and authorises the Facility Agent to exercise such rights, powers, authorities and discretions as are specifically delegated to the Facility Agent by the terms of any of the Financing Documents together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

17.2     FACILITY AGENT'S DISCRETIONS

         The Facility Agent may:

         (a) assume, unless it has, in its capacity as agent for the Lenders, received notice to the contrary from any other party to any of the Financing Documents, that (i) any representation made by any Borrower or Guarantor in connection with any of the Financing Documents is true, (ii) no Default has occurred,
                  (iii) no Borrower or Guarantor is in breach of or default under its obligations under any of the Financing Documents and
                  (iv) any right, power, authority or discretion vested in any of the Financing Documents upon the Majority Lenders, the Lenders or any other person or group of persons has not been exercised;

         (b) assume that the Facility Office of each Lender is that identified with its signature below (or, in the case of a Transferee, at the end of the Novation Certificate to which it is a party as Transferee) until it has received from such Lender a notice designating some other office of such Lender to replace its Facility Office and act upon any such notice until the same is superseded by a further such notice;

         (c) engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

         (d) rely as to any matters of fact which might reasonably be expected to be within the knowledge of a Borrower or a Guarantor upon a certificate signed by or on behalf of a Borrower or Guarantor;

         (e) rely upon any communication or document believed by it to be genuine;

         (f) refrain from exercising any right, power or discretion vested in it as agent under any of the Financing Documents unless and until instructed by the Majority Lenders as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised; and

         (g) refrain from acting in accordance with any instructions of the Majority Lenders to begin any legal action or proceeding arising out of or in connection with any of the Financing Documents until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions.

17.3     FACILITY AGENT'S OBLIGATIONS

         The Facility Agent shall:

         (a) promptly inform each Lender of the contents of any notice or document received by it in its capacity as Facility Agent from the Borrower under this Agreement;

         (b) promptly notify each Lender of the occurrence of any Event of Default or any default by the Borrower in the due performance of or compliance with its obligations under any of the Financing Documents of which the Facility Agent has notice from any other party hereto;

         (c) save as otherwise provided herein, act in accordance with any instructions given to it by the Majority Lenders, which instructions shall be binding on all of the Lenders; and

         (d) if so instructed by the Majority Lenders, refrain from exercising any right, power or discretion vested in it as agent under any of the Financing Documents.

17.4     EXCLUDED OBLIGATIONS

         Notwithstanding anything to the contrary expressed or implied herein, the Facility Agent shall not:

         (a) be bound to enquire as to (i) whether or not any representation made by a Borrower or a Guarantor in connection with any of the Financing Documents is true, (ii) the occurrence or otherwise of any Default, (iii) the performance by a Borrower or a Guarantor of its obligations under any of the Financing Documents or (iv) any breach of or default by any Borrower or Guarantor of or under its obligations under any Financing Document;

         (b) be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account;

         (c) be bound to disclose to any other person any information relating to any member of the Group if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any person; or

         (d) be under any obligations other than those for which express provision is made in any of the Financing Documents.

17.5     INDEMNIFICATION

         Each Lender shall, pro rata to its Commitments, from time to time on demand by the Facility Agent, indemnify the Facility Agent, against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT (as defined in Clause 18.6) thereon which the Facility Agent may incur, otherwise than by reason of its own negligence or wilful misconduct, in acting in its capacity as agent under the Financing Documents.

17.6     EXCLUSION OF LIABILITIES

         Neither the Facility Agent nor the Arranger accepts any responsibility for the accuracy and/or completeness of the information supplied by a Borrower or a Guarantor in connection herewith or for the legality, validity, effectiveness, adequacy or enforceability of any of the Financing Documents and neither the Facility Agent nor the Arranger shall be under any liability as a result of taking or omitting to take any action in relation to any of the Financing Documents, save in the case of negligence or wilful misconduct.

17.7     NO ACTIONS

         Each of the Lenders agrees that it will not assert or seek to assert against any director, officer or employee of the Facility Agent or Arranger or any affiliate thereof any claim it might have against any of them in respect of the matters referred to in clause 17.6 Exclusion of Liabilities.

17.8     BUSINESS WITH THE GROUP

         The Facility Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

17.9     RESIGNATION

         The Facility Agent may resign its appointment under this Agreement at any time without assigning any reason therefor by giving not less than thirty days' prior written notice to that effect to each of the other parties hereto and by appointing any Affiliate of the Facility Agent in its stead, such appointment to take effect from the date of resignation of the resigning facility agent.

17.10    SUCCESSOR FACILITY AGENT

         If a successor to the Facility Agent is appointed under the provisions of clause 17.9 (Resignation), then (i) the retiring Facility Agent shall be discharged from any further obligation under this Agreement but shall remain entitled to the benefit of the provisions of this clause 17 and, (ii) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto.

17.11    OWN RESPONSIBILITY

         It is understood and agreed by each Lender that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group and, accordingly, each Lender warrants to the Facility Agent and the Arranger that it has not relied on and will not hereafter rely on the Facility Agent or the Arranger:

         (a) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by a Borrower or a Guarantor in connection with this Agreement or the transactions herein contemplated (whether or not such information has been or is hereafter circulated to such Lender by the Facility Agent or the Arranger); or

         (b) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any member of the Group.

17.12    AGENCY DIVISION SEPARATE

         In acting as agent under this Agreement for the Lenders, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments and, notwithstanding the foregoing provisions of this clause 17, any information received by some other division or department of the Facility Agent may be treated as confidential and shall not be regarded as having been given to the Facility Agent's agency division.

17.13    PROCEEDINGS

         Nothing in this clause 17 shall permit the Facility Agent to institute, defend or conduct legal proceedings in the name of a Lender without the prior written consent of such Lender.

17.14    LENDERS

(a) The Facility Agent may treat each Lender as a Lender, entitled to payments under this Agreement and as acting through its Facility Office(s) until it has received not less than five Business Days' prior notice from that Lender to the contrary.

(b) The Facility Agent may at any time, and shall if requested to do so by the Majority Lenders, convene a meeting of the Lenders.

18       FEES AND EXPENSES

18.1     ARRANGER'S FEE

         The Borrowers will pay to the Facility Agent for the account of the Arranger an arranger's fee in accordance with the terms of a letter dated the Signing Date between the Company and the Facility Agent.

18.2     AGENCY FEE

         The Borrowers will pay (if required) to the Facility Agent for its own account an agency fee in accordance with the terms of a letter dated the Signing Date between the Company and the Facility Agent.

18.3     UPFRONT FEE

         The Borrowers will pay to the Facility Agent for its own account an upfront fee in accordance with the terms of a letter dated the Signing Date between the Company and the Facility Agent.

18.4     EXPENSES

         The Borrowers shall on demand pay, in each case on the basis of a full indemnity:

         (A) to the Facility Agent all reasonable expenses (including legal, printing, publicity and out-of-pocket expenses) reasonably incurred by the Facility Agent or the Arranger (in which case the relevant payment shall be made to the Facility Agent for the account of the relevant Arranger) in connection with the negotiation, preparation or completion of this Agreement and any related documents; and

         (B) to the Facility Agent all expenses (including legal and out-of-pocket expenses) incurred by it in connection with any variation, refinancing, consent or approval relating to the Financing Documents or incurred by it or any of the Lenders in connection with the preservation, enforcement or the attempted preservation or enforcement of any of their rights under the Financing Documents or any related documents.

18.5     STAMP DUTY

         The Borrowers shall pay any stamp, documentary and other similar duties and taxes to which the Financing Documents or any related documents (other than an assignment or transfer of a Lender's rights or obligations hereunder) may be subject or give rise in any relevant jurisdiction and shall fully indemnify the Facility Agent and each of the Lenders from and against any losses or liabilities which any of them may incur as a result of any delay or omission by the Borrowers to pay any such duties or taxes.

18.6     VALUE ADDED TAX

         The amounts stated in this Agreement to be payable by the Borrowers are exclusive of United Kingdom value added tax ("VAT") and accordingly:

         (A) the Borrowers shall pay any VAT properly chargeable in respect of supplies to the Borrowers as contemplated by this Agreement (including any VAT chargeable by the Facility Agent in respect of its supplies to the Borrowers under this Agreement); and

         (B) in the case of goods or services supplied to the Facility Agent as contemplated by this Agreement, the Borrowers shall pay to the Facility Agent by way of additional remuneration such amount as shall represent any associated VAT (whether charged by the supplier or suffered by reason of the reverse charge provisions contained in section 8 of the Value Added Tax Act 1994) to the extent that VAT is not, in the reasonable opinion of the Facility Agent, otherwise recoverable as input tax.

19.      SET OFF AND PRO RATA SHARING

19.1     SET OFF

         Following an Event of Default, any Lender may at the same time as providing notice to the Borrower or the Guarantor combine, consolidate or merge all or any of a Borrower's or Guarantor's accounts with, and liabilities to, that Lender and may set off or transfer any sum standing to the credit of any such accounts in or towards satisfaction of any of the Borrower's or the Guarantor's, as the case may be, liabilities to that Lender under the Financing Documents, and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency and each Lender is hereby authorised to effect any necessary conversions at the Lender's own rate of exchange then prevailing.

19.2     PRO RATA SHARING

(A) If, following an Event of Default, a Lender receives or recovers any amount (other than from the Facility Agent) in respect of sums due from a Borrower or a Guarantor under the Financing Documents (whether by set off or otherwise) it shall promptly notify the Facility Agent of such amount and the manner of its receipt or recovery.

(B) Following receipt of notice under clause 19.2(A) the Facility Agent shall, as soon as practicable, having regard to the circumstances, consult with the Lenders to establish the aggregate amount of sums received or recovered by the Lenders and what payments are necessary amongst the Lenders for such aggregate amount to be divided amongst each Lender in the proportion to which each Lender's Outstandings bear to the Total Outstandings.

(C) The Lenders shall promptly make such payments to each other, through the Facility Agent, as the Facility Agent shall direct to effect the divisions referred to in clause 19.2(B).

(D) If a Lender makes a payment or payments pursuant to clause 19.2(C), any payment previously received by that Lender as described in clause 19.2(A) shall, subject to clause 19.2(E), be deemed to have been made by the relevant Borrower or Guarantor, as the case may be, on the understanding that it was received by that Lender as agent for the Lenders and that the payments described in clause 19.2(C) would be made and the liabilities of the relevant Borrower or Guarantor, as the case may be, to each of the Lenders shall accordingly be determined on the basis that such payment or payments pursuant to clause 19.2(C) would be made.

(E) If a Lender makes a payment or payments pursuant to clause 19.2(C), clause 19.2(D) shall not apply if, as a result, the indebtedness of the relevant Borrower or Guarantor to the Lender has been extinguished, discharged or satisfied by the amount received or recovered (for example, because of set off). In this event, for the purpose only of determining the liabilities of the relevant Borrower or Guarantor, as the case may be, to the Lenders (other than the Lender making the said payment or payments) and the liabilities of the Lenders to each other, the said payment or payments by the Lender shall be deemed to have been made on behalf of the relevant Borrower or Guarantor, as the case may be, in respect of its obligations under the Financing Documents and to the extent the Facility is thereby discharged the relevant Borrower or Guarantor, as the case may be, shall fully indemnify the Lender for such payment or payments.

(F) Any moneys payable by the relevant Borrower or Guarantor under clause 19.2(E) by way of indemnity shall be payable from the date the Lender makes the payment or payments under clause 19.2(C), shall carry interest from such date and for such purpose and all other purposes of this Agreement be treated in the same way as other amounts payable under this Agreement as though such moneys were payable in respect of the Outstandings of the Lender which has the benefit of the indemnity contained in clause 19.2(E) (whether or not the indebtedness attributable to such participation has been extinguished, discharged or satisfied in whole or in part).

         For the purpose of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Agreement which is to be calculated on any basis other than a full calendar year is equivalent may be determined by multiplying such rate by a fraction, the numerator of which is the number of days in the calendar year in which the period for which interest at such rate is payable ends and the denominator of which is the number of days comprising such basis.

(G) Every payment and adjustment made pursuant to this clause shall be subject to the condition that if any receipt or recovery as referred to in paragraph (A) made by a Lender (or any part thereof) subsequently has to be repaid by the relevant Lender (the "SHARING LENDER") to the relevant Borrower or Guarantor, the Facility Agent (if it shall then hold the same) and each of the Lenders which has received any part thereof shall repay the relevant amount received (or the relevant part, as the case may be) to the Sharing Lender together with such amount (if any) as is necessary to reimburse to the Sharing Lender the appropriate proportion of any interest (in respect of the period during which the Facility Agent or (as the case may be) such Lender held such amount (or part thereof)) it shall have been obliged to pay when repaying such amount as aforesaid and the relevant adjustments pursuant to the preceding paragraphs of this clause shall be to that extent cancelled.

19.3     LITIGATION

         If any Lender shall commence an action or proceeding in any court to enforce its rights and, as a result thereof or in connection therewith, shall receive any amount which would otherwise require such Lender to make a payment to another Lender pursuant to this clause the relevant Lender shall not be required to make any such payment to (a) a Lender that has the legal right to, but does not (after notification to that Lender by the Lender instituting legal proceedings), join such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its rights in the same or another court or (b) the Lenders(s) which shall have joined the same action or proceeding or shall have commenced and prosecuted a separate action or proceeding to enforce their rights in the same or in another court if, by reason of the negligence or wilful default of such Lender(s), such Lender(s) shall obtain a sum which is proportionately smaller (including a nil receipt) than that received by the Lender otherwise required to make a payment pursuant to this clause.

19.4     NOTIFICATION

         Each Lender shall promptly give notice to the Facility Agent of:

         (A) the institution by such Lender of any legal action or proceedings hereunder or in connection herewith prior to such institution; and

         (B) the receipt or recovery by such Lender of any amount due and payable to such Lender hereunder and received or recovered by it otherwise than through the Facility Agent.

         Upon receipt of any such notice the Facility Agent will as soon as practicable thereafter notify all the other Lenders.

20.      BENEFIT OF AGREEMENT

20.1     TRANSFER BY BORROWERS AND GUARANTORS

         Except as otherwise provided in clause 3.10, neither any Borrower nor any Guarantor may assign or transfer all or any part of the rights or obligations hereunder without the prior written consent of the Lenders.

20.2     TRANSFER BY LENDERS

         Any Lender (the "TRANSFEROR") may at any time, with the prior written consent of the Borrowers' Agent (such consent not to be unreasonably withheld or delayed) except in the case of any such transfer to another member of the group of companies to which the relevant Lender belongs (provided that the Borrowers' Agent has confirmed to the Facility Agent that it is satisfied (which confirmation shall not be unreasonably withheld and shall be deemed to have been given if the Borrowers' Agent has failed to respond to a request therefor within five Business Days of the date of receipt thereof) that interest payable to the transferee by each relevant Borrower would be a tax deductible expense of such Borrower), in which case no such consent shall be required, transfer to any other bank or financial institution which is a Qualifying Bank (the "TRANSFEREE") the whole or any part of its rights and/or obligations under the Facility by the delivery to the Facility Agent of a Transfer Certificate substantially in the form of Schedule 9. For the avoidance of doubt, any such transfer may be in whole or in part of the Transferor's relevant Commitment but, if in part, in a minimum amount of $5,000,000 (unless the Borrowers' Agent otherwise agrees at its absolute discretion) and provided that after such transfer such Transferor's Commitment shall not be less than $5,000,000 (or zero if the whole of such Transferor's Commitment is transferred). Each Transfer Certificate delivered to the Facility Agent shall only be valid if it is in writing signed by each of the Transferor and the Transferee and is contained in one document or two counterparts.

20.3     TRANSFER CERTIFICATES

(A) Each of the parties hereto agrees that, following timely receipt by the Facility Agent of a Transfer Certificate from each of a Transferor and a Transferee and with effect from the date of the Transfer Certificate:

         (i) the Transferor shall cease to be entitled to the rights and shall be released from the obligations hereunder which are specified in the Transfer Certificate;

         (ii) the Transferee shall become a party hereto as a Lender entitled to rights and liable to observe obligations which differ from those referred to in (i) only insofar as the Transferee is entitled thereto and liable in respect thereof in place of the Transferor;

         accordingly, each of the parties hereto confirms that (a) the delivery by a Transferor to a Transferee of a Transfer Certificate signed by the Transferor constitutes an irrevocable offer by each of the parties hereto to accept the Transferee as a Lender party to this Agreement entitled to such rights and liable to observe such obligations as are mentioned in (ii) above, (b) such offer may be accepted by the execution of the Transfer Certificate by the Transferee and the delivery thereof to the Facility Agent and (c) the provisions of this Agreement shall apply to the contract between the parties hereto arising from the acceptance of such offer.

(B) The Transferee shall, at the same time that any Transfer Certificate is sent to the Facility Agent, pay to the Facility Agent for its own account a fee of $1000.

20.4     TRANSFEREES

         Each Transferee shall, by its execution of a Transfer Certificate, accept that none of the other parties hereto is in any way responsible for (a) the accuracy and/or completeness of any information supplied to the Transferee in connection herewith, (b) the financial condition, creditworthiness, condition, affairs, status and nature of any Borrower or any Guarantor or the observance by any Borrower or any Guarantor of any of its obligations under this Agreement or any document relating hereto, or (c) the legality, validity, effectiveness, adequacy or enforceability of this Agreement or any document relating hereto or thereto and, save as otherwise expressly provided herein, none of such parties shall, or shall be deemed to be, the agent or trustee of such Transferee in connection herewith.

20.5     OFFICE

         Each Lender shall make its participation in any utilisation of the Facility to which it is a party available from, and may receive the benefit of any payment due to it under this Agreement at, its lending office(s) identified against its name in Schedule 1. A Lender shall give the Facility Agent prior written notice of any change in any lending office (which may only be to another office or other offices in either the United Kingdom or the United States unless the Borrowers' Agent and the Lender concerned otherwise agree, such agreement on the part of the Borrowers' Agent not to be unreasonably withheld or delayed).

20.6     CONFIDENTIALITY

         Each Lender may disclose to a proposed assignee, transferee or sub-participant such information in its possession relating to the Borrowers and Guarantors as it thinks appropriate but:

         (A) any such person must first undertake to the Lender concerned and to the Borrowers' Agent to keep such information confidential; and

         (B) nothing in this clause 20.6 shall permit the disclosure of any confidential information which the Borrowers' Agent specifically provides in writing should not be disclosed to any person.

20.7     LIMITATION OF INCREASED COSTS

         Where any Lender assigns or transfers all or any part of its rights or obligations hereunder or changes its lending office for the purpose of this Agreement, the Borrower shall not be liable (other than where such change in its lending office was requested by the Borrowers' Agent on behalf of any Borrower) to pay any additional amounts under clauses
         12.2 or 13.3 due to circumstances existing on the effective date of such assignment or transfer and which would not have been payable had no such change, assignment or transfer taken place.

20.8     SUB-PARTICIPATIONS

         No Lender shall be required to notify any other party to this Agreement of a sub-participation of its rights and interests hereunder provided that nothing in this clause 20.8 gives any sub-participant any rights against any Borrower or Guarantor. No Borrower shall be liable to pay any additional amounts under clause 12.2 or clause 13.3 arising as a direct consequence of any such sub-participation.

21.      FURTHER PROVISIONS

21.1     EVIDENCE OF INDEBTEDNESS

         In any proceedings relating to this Agreement:

         (A) a statement as to any amount due to the Lenders under this Agreement which is certified as being correct by an officer of the Facility Agent; and

         (B) a statement as to any amount due to a Lender under this Agreement which is certified as being correct by an officer of the Lender,

         shall, unless otherwise provided in this Agreement, be prima facie evidence that such amount is in fact due and payable.

21.2     APPLICATION OF MONEYS

         If any sum paid or recovered in respect of the liabilities of a Borrower under this Agreement is less than the amount then due, the Facility Agent may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Majority Lenders shall determine.

21.3     RIGHTS CUMULATIVE: WAIVERS

         The respective rights of the Facility Agent and the Lenders under this Agreement are cumulative, may be exercised as often as they consider appropriate and are in addition to their respective rights under the general law. The respective rights of the Facility Agent and the Lenders in relation to the Facility (whether arising under this Agreement or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

21.4     NOTICES

         Except as otherwise stated herein, all notices or other communications hereunder to any party hereto shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when despatched (in the case of telex or fax) to such party addressed to it at its address, telex number or facsimile number:

         (i) in the case of a Lender, as specified in Schedule 1 or at such other address, telex number and/or facsimile number as such Lender may notify to the Facility Agent in writing from time to time;

         (ii) in the case of a Borrower or a Guarantor, as such Borrower and/or such Guarantor may specify in writing to the Borrowers' Agent and the Facility Agent from time to time;

         (ii) in the case of the Borrowers' Agent or the Facility Agent as follows, or as such a party may specify to all the other parties hereto in writing from time to time:


                  The Borrowers' Agent   WPP Group plc
                                         27 Farm Street
                                         London W1X 6RD

                                         Facsimile No:           0207 491 8417
                                         Attention:              Company Secretary

                  The Facility Agent     Barclays Bank PLC
                                         54 Lombard Street
                                         London EC3P 3AH

                                         Facsimile No:           0207 699 3717
                                         Attention:              Large Corporate Banking

21.5     ENGLISH LANGUAGE

         All notices or communications under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

21.6     INVALIDITY OF ANY PROVISION

         If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

21.7     COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and such execution shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

21.8     CHOICE OF LAW

         This Agreement is governed by, and shall be construed in accordance with, the laws of England.

21.9     SUBMISSION TO JURISDICTION

(A)      (i)      For the benefit of the Facility Agent and each of the Lenders, all the parties agree that the courts of England are to have jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Agreement.

         (ii) The Borrowers and the Guarantors irrevocably waive any objections on the ground of venue or forum non conveniens or any similar grounds.

         (iii) The Borrowers and the Guarantors irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

(B) The Borrowers and the Guarantors shall at all times maintain an agent for service of process in England. Such agent shall be, in the case of England, the Parent at its address at 27 Farm Street, London W1X 6RD, and any writ, judgment or other notice of legal process shall be sufficiently served on the Borrowers and the Guarantors if delivered to such agent at its address for the time being. The Borrowers and the Guarantors undertake not to revoke the authority of the above agents and if, for any reason, any such agent no longer serves as agent of the Borrowers and the Guarantors to receive service of process, the Borrowers and the Guarantors shall promptly appoint another such agent and advise the Facility Agent thereof. The Parent hereby accepts the foregoing appointment and agrees to accept service of any writ, judgment or other notice of legal process on behalf of the Borrowers and the Guarantors in England.

21.10    WAIVER OF JURY TRIAL

         Each of the parties hereto waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of, related, or connected with any of the finance documents or the relationship established hereunder and whether arising or asserted before or after the date hereof or before or after the payment, observance and performance in full of such party's obligations hereunder.

21.11    CHANGE OF CURRENCY

(A) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

         (i) any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

         (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(B) If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably) specifies to be necessary be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

Signed by the authorised representatives of the parties.

                                   SCHEDULE 1
                             LENDERS AND COMMITMENTS


LENDER                                                       COMMITMENT
                                                            (IN DOLLARS)

Barclays Bank PLC                                           150,000,000
54 Lombard Street
London EC3P 3AH

Tel: 0207 699 3852
Fax: 0207 699 3717


                                                          ---------------

                                                            150,000,000
                                                          ---------------

                                   SCHEDULE 2

                        CALCULATION OF THE MANDATORY COST


(a) The sterling Reserve Asset Costs will be the rate determined by the Facility Agent to be equal to the arithmetic mean (rounded upward, if necessary, to four decimal places) of the respective rates notified by each of the Reference Banks to the Facility Agent as the rate resulting from the application of the following formula:

         BY + S(Y-Z) + F X 0.0.1% per annum
         ------------------------
               100-(B + S)

         where on the day of application of the formula:

         B is the percentage of the Reference Bank's eligible liabilities (in excess of any stated minimum) by reference to which the Bank of England and/or the Financial Services Authority ("FSA") requires the Reference Bank to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

         Y is the percentage rate per annum at which sterling deposits are offered by the Reference Bank to leading banks in the London Interbank Market at or about 11.00 a.m. (London time) on that day for the relevant Interest Period;

         S is the percentage of the Reference Bank's eligible liabilities which the Bank of England (or other relevant United Kingdom governmental authority or agency) requires the Reference Bank to place as a special deposit;

         Z is the interest rate per annum payable by the Bank of England to such Reference Bank on special deposits; and

         F is the rate of charge payable by the Reference Bank to the FSA under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations (but where for this purpose, the figure in paragraph 2.02b or 2.03b (as appropriate) will be deemed to be zero) expressed in pounds per L1 million of the fee base of the Reference Bank.

(b)      For the purposes of this Schedule 2:

         (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula under or pursuant to the Bank of England Act, 1998 or by the Bank of England as appropriate;

         (ii)     "FEE BASE" has the meaning given to it in the Fees
                  Regulations;

         (iii)    "FEES REGULATIONS" means:

                  (1)      prior to 31st March, 1999, the Banking Supervision
                           (Fees) Regulations 1998; and

                  (2) on and after 31st March, 1999, any regulations governing the payment of fees for banking supervision.

(c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15. A negative result from subtracting Z from Y is to be treated as zero.

(d) If a Reference Bank does not supply a rate to the Facility Agent, the applicable Reserve Asset Costs will be determined on the basis of the rate(s) supplied by the remaining Reference Banks to the Facility Agent.

(e)      (i)      The formula is applied on the first day of each Interest
                  Period.

         (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(f) The Facility Agent may, from time to time, after consultation with the Majority Lenders, determine and notify to the Company and the Majority Lenders any amendments or variations which are required to be made to the formula set out above in order to comply with any requirements from time to time imposed by any applicable regulatory authority in relation to Advances denominated in sterling (including, without limitation, any requirements relating to sterling primary liquidity) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

                                   SCHEDULE 3

                      CREDIT REQUEST IN RESPECT OF ADVANCES


To:      [*the Facility Agent]               Date:    [*        ],     [19[*  ]/20[*  ]]




Dear Sirs,


REVOLVING FACILITY AGREEMENT DATED [           ], 1999
DRAWING NUMBER: [*                            ]

1. We refer to clause 5 of the Revolving Facility Agreement. Terms defined in the Revolving Facility Agreement have the same meanings in this Credit Request.

2. We wish to borrow Advances with the following specifications:

         (a)      Borrower: [*                 ]

         (b)      Drawing Date: [*                     ] [19[*  ]/20[*  ]]

         (c)      Currency: [*                               ]

         (d)      Amount: [*                                ]

         (e)      Interest Period: [*                          ]

         (f)      Payment Instructions: [*                            ]

3. We confirm that the matters represented and warranted by each Borrower and each Guarantor set out in clause 10.2 of the Revolving Facility Agreement are true and accurate on the date of this Credit Request as if made with reference to the facts and circumstances now prevailing and that no Event or Default or Potential Event or Default has occurred and is continuing or would result from the Credit.**

Yours faithfully,



[Authorised Signatory]

for and on behalf of
[Borrowers' Agent]

** Note: This paragraph is not required for a rollover utilisation (as defined in clause 4.3)

                                   SCHEDULE 4

                                   CERTIFICATE

                       [Letterhead of Borrower/Guarantor]

To:       [*the Facility Agent]



I [*name], the [Secretary] of [*name of Borrower/Guarantor] of [*address] (the "Company")



HEREBY CERTIFY that:

(i) attached hereto marked "A" are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

(ii) attached hereto marked "B" is a true and correct copy of [resolutions duly passed] at [a meeting of the Board of Directors] of the Company
         duly convened and held on [            ] 19[* ] approving the Revolving
         Facility Agreement to be entered into between (1) Moveability Limited,
         (2) the Guarantors therein referred to, (3) the Facility Agent and
         (4) the Lenders and Arrangers named therein and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect; and

[(iii) attached hereto marked "C1" is a true and correct copy of the acceptance by the agent in England of its appointment as agent of the Company for the purpose of accepting service of process.(1)]

The following signatures are the true signatures of the persons who have been authorised to sign the Revolving Facility Agreement and to give notices and communications, including notices of drawing, under or in connection with the Revolving Facility Agreement.



Name                   Position                          Signature
*                      *
*                      *
*                      *
Signed:       --------------------------------
                         [Secretary]

---------------------
(1) Required for Borrowers/Guarantors incorporated outside England and Wales only.

                                   SCHEDULE 5

                            FORM OF ACCESSION NOTICE


To:      [the Facility Agent]


1.       We refer to an agreement (the "REVOLVING FACILITY AGREEMENT") dated
         [             ], 1999 and made between (1) Moveability Limited,
         (2) the Guarantors therein referred to, (3) the Facility Agent and
         (4) the Lenders and Arranger named therein. Terms defined in the Revolving Facility Agreement shall bear the same meaning herein.


2. We hereby give you notice that we wish [proposed additional Borrower] of [address, telex number], a company incorporated in [* ] to become a Borrower under the terms of the Revolving Facility Agreement.

3. As contemplated by the provisions of the Revolving Facility Agreement we, [proposed additional Borrower], shall accordingly become entitled to make Credit Requests under the Revolving Facility Agreement in accordance with the terms and conditions thereof and undertake with the Revolving Facility Agent and the Lenders and the Parent and the Company to be bound by the terms and conditions of the Revolving Facility Agreement insofar as such terms and conditions apply to an additional Borrower.

4. We, [proposed additional Borrower], confirm that at [ ] the representations set out in paragraphs [* ] of clause 10.2 of the Revolving Facility Agreement would be true (to the extent that such representations can relate to any additional Borrower) if repeated by reference to ourselves instead of the Parent and the Company and each Borrower and we, as the Parent, confirm that, at [ ] the representations set out in clause 10.2 of the Revolving Facility Agreement are true and no Event of Default or Potential Event of Default has occurred and is continuing.

[5. The Borrowers' Agent (as agent for itself and for each of the Borrowers and the Guarantors) confirms that clause 16 of the Revolving Facility Agreement shall apply to the obligations of the additional Borrower under the Revolving Facility Agreement.]

6. We enclose in respect of [proposed additional Borrower] the Certificate set out in Schedule 4 of the Revolving Facility Agreement.

Yours faithfully

for and on behalf of                                 for and on behalf of

[additional Borrower]                                [Borrowers' Agent]

                                   SCHEDULE 6

                      FORM OF GUARANTOR ACCESSION AGREEMENT


THIS GUARANTOR ACCESSION AGREEMENT (the "AGREEMENT") is made on [*      ] [19[*  ]/20 [  ]]

BETWEEN:

(1)      WPP GROUP plc of 27 Farm Street, London W1X 6RD (the "PARENT");

(2)      [*                                           ] (the "NEW GUARANTOR");

(3)      [*                              ]  of  [*                       ]  as
         facility agent (the "FACILITY AGENT").

WHEREAS:

(A) By an agreement (the "REVOLVING FACILITY AGREEMENT") dated [ ], 1999 and made between (1) Moveability Limited, (2) the Guarantors therein referred to, (3) the Facility Agent and (4) the Lenders and Arranger named therein, the Lenders agreed to make available certain facilities to the Borrowers.

(B) The Parent has requested that the New Guarantor becomes an additional Guarantor under the Revolving Facility Agreement.

(C) Clause 3.8 of the Revolving Facility Agreement requires the Parent to procure that each New Guarantor execute a supplemental agreement to the Revolving Facility Agreement in the form and subject to the terms of this Agreement.

IT IS AGREED:

1.       INTERPRETATION

         Terms defined in the Revolving Facility Agreement shall, when used in this Agreement, have the same meaning herein as therein.

2.       INTEGRATION

(a) The New Guarantor hereby agrees to become a Guarantor for all the purposes of and to be bound by all the provisions of the Revolving Facility Agreement with effect on and from the date hereof with obligations and liabilities (actual or contingent) identical to and jointly and severally with the Guarantors as if each New Guarantor had been an original party thereto as a Guarantor.

(b) The Facility Agent on behalf of itself and as agent for the Lenders hereby gives its consent to the New Guarantor being nominated and becoming a Guarantor under the Revolving Facility Agreement.

3.       REPRESENTATIONS AND WARRANTIES

         The New Guarantor represents and warrants to the Facility Agent and the Lenders on the date hereof in the terms of the representations and warranties contained in clause 10.2 of the Revolving Facility Agreement (to the extent that such representations can relate to the New Guarantor) with reference to the facts and circumstances subsisting at such date.

4.       CONDITIONS PRECEDENT

         This Agreement shall become effective upon receipt by the Facility Agent of the following documents in each case in form and content satisfactory to the Facility Agent:

         (a) a certificate signed by the secretary of the New Guarantor substantially in the form set out in the Schedule hereto and the documents therein referred to;

         (b) an opinion of an independent firm of lawyers in the country of incorporation of the New Guarantor acceptable to the Facility Agent which is in a form acceptable to the Facility Agent; and

         (c) a certificate of a director of the New Guarantor confirming that entry into of this Agreement would not cause any borrowing limit of the New Guarantor to be exceeded.

5.       NOTICES

         All notices or other communications required to be made to the New Guarantor under the Revolving Facility Agreement shall be made to the address the New Guarantor may specify in writing to the Borrowers' Agent and the Facility Agent from time to time.

6.       MISCELLANEOUS

(a) Save as expressly provided herein, all the provisions of the Financing Documents as supplemented by this Agreement shall remain in full force and effect.

(b) This Agreement shall be governed by, and shall be construed in accordance with, the laws of England.

(c)      (i)      For the benefit of the Facility Agent and each of the Lenders, all the parties agree that the courts of England are to have jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claim for set-off or counterclaim) or otherwise arising in connection with this Agreement.

         (ii) The New Guarantor irrevocably waives any objections on the grounds of venue or forum non conveniens or any similar grounds.

         (iii) The New Guarantor irrevocably consents to service of process by mail or in any other manner permitted by the relevant law.

(d) The New Guarantor shall at all times maintain an agent for service of process in England. Such agent shall the Parent at its address at 27 Farm Street, London W1X 6RD and any writ, judgment or other notice of legal process shall be sufficiently served on the New Guarantor if delivered to such agent at its address for the time being. The New Guarantor undertakes not to revoke the authority of the above agents and if, for any reason, any such agent no longer serves as agent of the New Guarantor to receive service of process, the New Guarantor shall promptly appoint another such agent and advise the Facility Agent thereof.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed on the date first written above.

                                    SCHEDULE

                                   CERTIFICATE

                          [Letterhead of New Guarantor]

To:      [the Facility Agent]


I [*name] the [Secretary] of [*name of New Guarantor] of [*address] (the "Company")

HEREBY CERTIFY that:

(i) attached hereto marked "A" are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

(ii) attached hereto marked "B" is a true and correct copy of [a letter] dated [* ] [19[* ]/20 [* ]] from [*name governmental authority] containing the necessary consents of the appropriate authorities for the Company to sign, deliver and perform a loan facility agreement (the "Revolving Facility Agreement") dated [ ] between (1) Moveability Limited, (2) the Guarantors therein referred to, (3) the Facility Agent and (4) the Lenders and Arrangers named therein;

(iii) attached hereto marked "C" is a true and correct copy of [resolutions duly passed] at [a meeting of the Board of Directors of the Company duly convened and held on [ ] 19[ ] approving the Revolving Facility Agreement and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect;

(iv) attached hereto marked "D1" are true and correct copies of the acceptance by the agent in England of its appointment as agent of the Company for the purpose of accepting service of process.

The following signatures are the true signatures of the persons who have been authorised to sign the Revolving Facility Agreement and to give any notices and communications under or in connection with the Revolving Facility Agreement.


Name                   Position                              Signature

Signed:       --------------------------------
                         [Secretary]
Date:

                                   SIGNATORIES

WPP GROUP plc

By:




[The New Guarantor]

By:




[                 ]
as Facility Agent

By:

                                   SCHEDULE 7

                         NOTICE OF PROPOSED SUBSTITUTION


To:      [the Facility Agent]


         Attention:
                                                                        [Date]

Pursuant to clause 3.10 of the Revolving Facility Agreement dated [ ], 1999 between Moveability Limited, the Guarantors, the Facility Agent, the Lenders and Arranger (each as defined therein) we hereby give you notice of the following proposed substitution of a Borrower in relation to the Credits mentioned below:

(a)      Existing Borrower: [*            ]

(b)      Proposed Substitute Borrower: [*              ]

(c)      Proposed date for substitution: [*               ]

(d)      Drawing Date or Date of Issue of relevant Credit: [*              ]

(e)      **Drawing of Advances: [*               ]

(f)      Currency of Credit: [               ]


                                Yours faithfully,

                             [Authorised Signatory]

                              For and on behalf of
                               [Borrowers' Agent]


* must be at least fourteen days after the date upon which the Facility Agent will receive this Notice.

**       Delete as applicable.

                                   SCHEDULE 8

                           FORM OF NOVATION AGREEMENT


A NOVATION AGREEMENT dated [           ]

BETWEEN:

(1)      [                                  ] (the "EXISTING BORROWER");

(2)      [                                  ] (the "SUBSTITUTE BORROWER");

(3) WPP GROUP plc on behalf of itself, each Borrower and each other Guarantor (as both such capitalised terms are defined in the Revolving Facility Agreement referred to below) (the "BORROWERS' AGENT");

(4) [ ] as facility agent (the "FACILITY AGENT") on behalf of itself and the Lenders (as defined in the Revolving Facility Agreement referred to below);

is supplemental to the Revolving Facility Agreement dated [ ], 1999 and made between Moveability Limited, the Guarantors, the Facility Agent, the Lenders and the Arranger (all as named therein) (the "REVOLVING FACILITY AGREEMENT").

IT IS AGREED:

1.       NOVATION

         In consideration of a payment made by the Existing Borrower to the Substitute Borrower and the release of the Existing Borrower from its obligations and liabilities (actual or contingent) specified in the Schedule hereto under the Revolving Facility Agreement and with effect on and from [ ] (the "EFFECTIVE DATE") the Substitute Borrower hereby undertakes to observe and perform all the obligations and liabilities (actual or contingent) of the Existing Borrower under the Revolving Facility Agreement in respect of the Credits specified in the Schedule (including any such obligations or liabilities as may have accrued or become due in respect thereof prior to the Effective Date).

2.       INTEGRATION

         This Novation Agreement shall be read as one with the Revolving Facility Agreement so that any reference therein to "THIS AGREEMENT", "HEREUNDER" and similar shall include and be deemed to include this Novation Agreement.

3.       REPRESENTATIONS AND WARRANTIES

         The Substitute Borrower represents and warrants to the Facility Agent and the Lenders on [ ] in the terms of the representations and warranties contained in clause 10.2 of the Revolving Facility Agreement (with reference to the facts and circumstances subsisting as at such date).

4.       CONTINUING LIABILITY

         The Borrowers' Agent on behalf of itself and each other Guarantor acknowledges and confirms that the Guarantors' obligations under clause 16 of the Revolving Facility Agreement apply to the obligations and liabilities assumed by the Substitute Borrower hereunder.

                                    SCHEDULE

[                                                                             ]

IN WITNESS whereof the parties hereto have caused this Novation Agreement to be duly executed on the date first written above.


For and on behalf of
[The Existing Borrower]                        ................................

For and on behalf of
[The Substitute Borrower]                      ................................

For and on behalf of each Guarantor, each
Borrower and the Borrowers' Agent
                                               ................................
For and on behalf of each
Lender and the Facility Agent                  ................................

                                   SCHEDULE 9

                          FORM OF TRANSFER CERTIFICATE


To:      [*the Facility Agent]

                              TRANSFER CERTIFICATE

relating to a Revolving Facility Agreement (the "REVOLVING FACILITY AGREEMENT") dated [ ], 1999 and made between (1) Moveability Limited, (2) the Guarantors therein referred to, (3) the Facility Agent, and (4) the Lenders and Arrangers named therein. Terms defined in the Revolving Facility Agreement have the same meanings herein.

1. [Transferor Lender] (the "LENDER") (a) confirms that to the extent that details appear in the Schedule hereto against, as the case may be, the heading "LENDER'S COMMITMENT" and/or "Lender's Participation", such details accurately summarise, as the case may be, its participation in the Facility and (b) requests [Transferee Lender] (the "TRANSFEREE") to accept and procure the transfer to the Transferee of the portion specified in the Schedule of, as the case may be, its participation in the Facility by counter-signing and delivering this Transfer Certificate to the Facility Agent at its address for the service of notices specified in the Revolving Facility Agreement.

2. The Transferee hereby requests the Facility Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of clause 20.3 of the Revolving Facility Agreement so as to take effect in accordance with the terms thereof on [date of transfer].

3. The Transferee confirms that it has received a copy of the Revolving Facility Agreement together with such other documents and information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the execution, validity, enforceability, effectiveness, adequacy, accuracy or completeness of any such documents or information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, credit worthiness, affairs, status or nature of the Borrower or of any other party to the Revolving Facility Agreement.

4. The Transferee hereby undertakes with the Lender and each of the other parties to the Revolving Facility Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Revolving Facility Agreement will be assumed by it after delivery of this Transfer Certificate to the Facility Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

5. The Transferee confirms to the Facility Agent as follows:

         (A) it will be beneficially entitled to its rights to principal and interest under the Agreement; and

         (B) it is a Qualifying Bank as at the date of the transfer. The Transferee agrees that it will notify the Facility Agent promptly of any change in this matter.

6. The Lender makes no representation or warranty and assumes no responsibility with respect to the execution, validity, enforceability, effectiveness or adequacy of the Revolving Facility

         Agreement or any document relating thereto and assumes no responsibility for the financial condition of any Borrower or any Guarantor or any other party to the Revolving Facility Agreement or for the performance and observance by any Borrower or any Guarantor or any other such party of any of its obligations under the Revolving Facility Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Lender hereby gives notice to the Transferee (and the Transferee hereby acknowledges and agrees with the Lender) that the Lender is under no obligation to purchase (or in any other manner to assume, undertake or discharge any obligation or liability in relation to) the portion transferred and referred to in the Schedule at any time after this Transfer Certificate shall have taken effect.

8. Following the date upon which this Transfer Certificate shall have taken effect, without limiting the provisions hereof, each of the Transferee and the Lender hereby acknowledges and confirms to the other that in relation to the portion transferred and referred to in the
         Schedule variations, amendments or alterations to any of the terms of any of the Revolving Facility Agreement and the Financing Documents arising in connection with any renegotiation or rescheduling of the obligations hereunder shall apply to and be binding on the Transferee alone.

9. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE


LENDER'S COMMITMENT                                       PORTION TRANSFERRED

Facility Commitment

LENDER'S PARTICIPATION

AMOUNT                                TERM                PORTION TRANSFERRED

[Transferor Lender]                                       [Transferee Lender]
                                                          Address:
                                                          Telex:
By:                                                       By:

Date:                                                     Date:

                                   SIGNATORIES


THE COMPANY

MOVEABILITY LIMITED

By:      PAUL RICHARDSON



THE PARENT

WPP GROUP PLC

By:      PAUL RICHARDSON



THE GUARANTORS

WPP GROUP PLC

By:      PAUL RICHARDSON



MOVEABILITY LIMITED

By:      PAUL RICHARDSON



THE BORROWERS' AGENT

WPP GROUP PLC

By:      PAUL RICHARDSON



THE FACILITY AGENT

BARCLAYS BANK PLC

By:      IAN MOSELEY

THE LENDERS

BARCLAYS BANK PLC

By:      IAN MOSELEY



THE ARRANGER

BARCLAYS BANK PLC

By:      IAN MOSELEY

                            DATED 14TH JANUARY, 2000



                               WPP PEARLS LIMITED

                                  (as Borrower)



                                  WPP GROUP PLC

                                 (as Guarantor)



                                  HSBC BANK PLC

                                   (as Lender)




                     ---------------------------------------

                               TERM LOAN AGREEMENT

                    ----------------------------------------










                                  ALLEN & OVERY
                                     London
                                   BK:713440.2

                                    CONTENTS


CLAUSES                                                                                                     PAGE

1.       Interpretation.......................................................................................1
2.       Amount and Purpose of the Facility...................................................................7
3.       Conditions Precedent.................................................................................7
4.       Utilisation of Facility..............................................................................8
5.       Interest.............................................................................................8
6.       Repayment............................................................................................9
7.       Prepayment and Cancellation.........................................................................10
8.       Representations and Warranties......................................................................10
9.       Undertakings........................................................................................12
10.      Changes in Circumstances............................................................................18
11.      Payments............................................................................................20
12.      Default.............................................................................................23
13.      Indemnity...........................................................................................25
14.      Guarantee...........................................................................................26
15       Fees and Expenses...................................................................................29
16.      Set Off.............................................................................................30
17.      Benefit of Agreement................................................................................30
18.      Further Provisions..................................................................................32

SCHEDULES

1.       Calculation of Mandatory Cost.......................................................................35
2.       Credit Request in respect of Advances...............................................................36
3.       Certificate.........................................................................................37
4.       Form of Transfer Certificate........................................................................38

SIGNATORIES..................................................................................................41

THIS AGREEMENT is made the 14th day of January, 2000.

BETWEEN:

1. WPP PEARLS LIMITED of 27 Farm Street, London, W1X 6RD as borrower (the "BORROWER");

2. WPP GROUP PLC of 27 Farm Street, London W1X 6RD as guarantor (the "GUARANTOR"); and

3.       HSBC BANK PLC of 27-32 Poultry, London EC2P 2BX as lender (the
         "LENDER").

IT IS AGREED AS FOLLOWS:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:

         "ACCOUNTS RECEIVABLE FACILITY" means the receivables purchase facility in an amount, on 3rd July, 1998, of up to $350,000,000 under the pooling and servicing agreement dated 3 December, 1993 between Capital III Corp. as the seller, WPP Group USA Inc., as the servicer and Mellon Bank N.A., as the Trustee together with all related transaction documents as amended, increased, restated, extended, refinanced or replaced from time to time;

         "ACQUISITION" means the acquisition directly or indirectly (whether by one transaction or by a series of related transactions) of any interest whatsoever in the share capital (or equivalent) or the business or undertaking, or assets constituting a substantial part of the business or undertaking, of any company or other person other than a member of the Group;

         "ACQUISITION CASH LIMIT" means in relation to any financial year, an amount equal to the aggregate of:

         (i)      $500,000,000; and

         (ii) the amount by which Acquisition Cash Payments made in the preceding financial year fall short of the Acquisition Cash Limit for the preceding financial year but subject to a maximum amount equal to 20% of the Acquisition Cash Limit for that preceding financial year;

         "ACQUISITION CASH PAYMENT" means in relation to any financial year, any cash consideration in respect of an Acquisition (other than by way of assumption of debt not issued in contemplation of that Acquisition) paid by a member of the Group in that year, whether at the time of Acquisition or on a deferred basis pursuant to an Acquisition made prior to that financial year and including (i) cash payable upon redemption of preferred stock issued by way of consideration for any Acquisition and (ii) cash Earn-out Payments (but does not include cash raised by way of issuance of shares by a member of the Group for the purpose of or in connection with the Acquisition);

         "ADVANCE" means the amount made available to the Borrower hereunder in respect of the Facility by way of one advance (subject to clause 5.3) or the principal amount thereof for the time being outstanding;

         "APPLICABLE ACCOUNTING PRINCIPLES" means accounting principles and practices which at the Signing Date are generally accepted in the United Kingdom;

         "AVAILABILITY PERIOD" means the period commencing on the Signing Date and ending at the close of business in New York on the Final Drawing Date;

         "BACK TO BACK LOAN" means any loan or other financial accommodation made available to a member of the Group to the extent that the creditor:

         (a) has recourse directly or indirectly to a deposit of cash or cash equivalent investments beneficially owned by any member of the Group placed, as part of a related transaction, with that creditor (or an affiliate of that creditor) or a financial institution approved by that creditor on the basis that the deposit be available, directly or indirectly or

         (b) has granted a sub-participation, risk participation or similar arrangement,

         so as to reduce the economic exposure of the creditor to the Group, when looking at the related transactions together, to a net amount;

         "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open in London and New York City for the transaction of business of the nature required by this Agreement;

         "COMMITMENT" means $37,500,000 as reduced or cancelled from time to time in accordance with this Agreement;

         "CREDIT" means the Advance issued under the Facility;

         "CREDIT REQUEST" means a notice of drawing substantially in the form set out in Schedule 2 duly completed and signed in each case by the Borrower;

         "DOLLARS AND $" means the lawful currency of the United States of America;

         "DRAWING DATE" means the Business Day upon which the Credit is to be made available;

         "EARN-OUT PAYMENT" means any payment made or to be made to a former shareholder in a Subsidiary pursuant to arrangements made in connection with the acquisition of such Subsidiary by any member of the Group and related to the performance of that Subsidiary , including any payment in respect of loan notes issued to such former shareholder in connection with the said acquisition but excluding payments under Employee Incentive Plans;

         "ELIGIBLE COMPANY" means any of the Borrower and any other Subsidiary;

         "EMPLOYEE INCENTIVE PLAN" means any arrangement entered into by any member of the Group (other than Earn-out Payments) for the payment for services, acquisition or purchase of shares, warrants or other equity linked instruments of any kind (or options for any of the foregoing) or similar arrangements from any person (or any entity on behalf of or ultimately for the benefit of that person) primarily for the purpose of incentivising or compensating that person for services to any member of the Group in the nature of services of employment;

         "EVENT OF DEFAULT" means any of the events mentioned in clause 12.1;

         "EXCEPTIONAL ITEMS" has the meaning given to it in the Applicable Accounting Principles but shall exclude any items falling within the definition of Extraordinary Items;

         "EXTRAORDINARY ITEMS" has the meaning given to it in the Applicable Accounting Principles;

         "FACILITY" means the facility, the terms and conditions of which are set out in this Agreement;

         "FINAL MATURITY" means one year less one day from the Signing Date;

         "FINAL DRAWING DATE" the date falling 14 days after the Signing Date;

         "FINANCING DOCUMENTS" means this Agreement and any other document designated as such by the Lender and the Borrower in writing;

         "GROUP" means the Guarantor, the Borrower and the Subsidiaries;

         "GUARANTEED AMOUNTS" means any and all amounts whatsoever (including, without limitation, interest after the filing of a petition initiating a proceeding referred to in clause 12.1(F), whether or not such interest constitutes an allowed claim for the purposes of such proceeding) which are to be paid by the Borrower to the Lenderunder the Financing Documents;

         "HOLDING COMPANY" has the meaning ascribed to it in Section 736 of the Companies Act 1985;

         "INTEREST PAYMENT DATE" means for any Advance, the last day of an Interest Period and for any Interest Period longer than six months the date falling six months after the first day of such Interest Period and the last day of such Interest Period;

         "INTEREST PERIOD" means for any Advance, the period determined in accordance with clause 5.2;

         "L", "POUNDS" and "STERLING" means the lawful currency of the United Kingdom of Great Britain and Northern Ireland;

         "MANDATORY COST" means the cost to the Lender of compliance with the banking supervision or other costs imposed by the Financial Services Authority during each period in respect of which interest is payable under this Agreement expressed as a rate per annum and determined in accordance with Schedule 1;

         "MARGIN" has the meaning given thereto in clause 5.1;

         "MATERIAL SUBSIDIARY" means at any time, a Subsidiary whose consolidated revenues are at least 5% of the aggregate of the total consolidated revenues of all members of the Group. For this purpose:

         (i) in the case of a company which itself has subsidiaries, the calculation shall be made by using the consolidated revenues of it and its subsidiaries;

         (ii) the calculation of consolidated revenues shall be made by reference to:

                  (a) the accounts of the relevant Subsidiary (consolidated where necessary) used for the purpose of the most recent audited consolidated accounts of the Borrower; and

                  (b) the accounts of each member of the Group used for the purpose of those audited consolidated accounts of the Borrower;

         "OUTSTANDINGS" means all amounts for the time being outstanding under the Facility;

         "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice, expiry of any grace period or satisfaction of any other condition specified in clause 12.1 would constitute an Event of Default;

         "QUALIFYING BANK" means a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 (as in force at the date of this Agreement), which is within the charge to U.K. corporation tax as regards any interest received by it under this Agreement.

         "RATIO CERTIFICATE" means the certificate referred to in clause 9.5(B);

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien or other security interest;

         "SIGNING DATE" means the date of signature of this Agreement;

         "SUBSIDIARY" means a subsidiary for the time being of the Guarantor and "SUBSIDIARIES" shall refer to all such subsidiaries;

         "TRANSFER CERTIFICATE" means a certificate substantially in the form of
         Schedule 4 delivered by a Lender to the Facility Agent pursuant to clause 17.3; and

         "U.S. SUBSIDIARY" means a Subsidiary incorporated under the laws of any State in the United States of America.

1.2      FINANCIAL DEFINITIONS

         In this Agreement the following expressions have the following meanings:

         "BORROWINGS" means:

         (A) moneys borrowed or raised (including, without limitation, amounts advanced under the Accounts Receivable Facility and any accounts receivable facility entered into on or after 3rd July 1998);

         (B) any liability under any bond, bill discounting facility, debenture, note or other similar debt security or under acceptance credit or note purchase facilities, letter of credit, subordinated debt or any amount raised pursuant to an issue of shares which are expressed to be redeemable (in cash or in instruments which would themselves constitute Borrowings) on or prior to Final Maturity;

         (C) any liability in respect of the acquisition cost of assets or services to the extent payable more than 120 days before or after the time of acquisition or possession thereof by the party liable but excluding any bona fide performance related cash consideration payable under Employee Incentive Plans or for an Acquisition calculated by reference to future profits in accordance with the current practice of the Group as at 3rd July, 1998;

         (D) the capital element of rentals payable under finance leases (required to be disclosed in accordance with S.S.A.P. 21) entered into primarily as a method of raising finance or financing the acquisition cost of the asset in question; and

         (E) any guarantee or other assurance against financial loss in respect of any indebtedness of the type specified in paragraphs (A) to (D) above (including any obligation to counter-indemnify any person in respect of the provision of any such guarantee (but only to the extent that Borrowings supported thereby are outstanding);

                  but:

                  (i) indebtedness owing or shares issued by one member of the Group to another member of the Group shall not be taken into account as Borrowings;

                  (ii) interest (other than interest which is capitalised and which itself bears interest), acceptance commission and finance charges shall be excluded;

                  (iii)    Trade Debt and Back to Back Loans shall be excluded;

                  (iv) no indebtedness shall be taken into account more than once (so that, for example, a guarantee shall be excluded to the extent that the indebtedness guaranteed thereby is taken into account); and

                  (v) the obligations of any member of the Group in respect of any media guarantee issued otherwise than pursuant to this Agreement shall not be taken into account unless such media guarantee has been called upon in any way;

         "CONSOLIDATED EBITDA" means in respect of any financial period the Relevant Operating Profit of the Group for such financial period:

         (i) before deducting all depreciation and other amortisation and write-downs, including but not limited to, goodwill amortisation and brand write-downs;

         (ii) before taking into account all Extraordinary Items and Exceptional Items (in each case whether positive or negative);

         (iii) after deducting any gain over, and adding back any losses under, book value (including related goodwill) arising on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during such period and any gain or loss arising on revaluation of any asset during such period, in each case to the extent that it would otherwise be taken into account, whether as an Exceptional Item or otherwise;

         and for the purposes of the foregoing no item shall be effectively deducted or credited more than once in this calculation, all as determined on a consolidated basis by reference to the most recent financial statements and certificates delivered pursuant to clause 9.2(A) and (B);

         "FINANCIAL PERIOD" shall refer to each period of 12 months ending on 30th June and 31st December in each year;

         "INTEREST COVER RATIO" for any financial period in respect of the Group means (A) the aggregate of (1) Consolidated EBITDA and (2) Interest Receivable in relation to (B) Interest Expense;

         "INTEREST EXPENSE" means, in respect of any financial period, (A) the amount of interest (or equivalent consideration) accrued (on a consolidated basis) for or by way of interest or equivalent consideration on the Advances and other Borrowings of the Group as a whole including any interest or similar consideration paid or accrued or discounts given in respect of the sale or financing of Group accounts receivables and the amount of payments made under interest rate swap and cap agreements and similar interest rate hedging arrangements made by the Group as a whole (but excluding commitment fees, management fees, banking arrangement fees, agent's administration and participation fees (including those payable hereunder)) determined in accordance with accounting principles generally accepted under United Kingdom accounting standards, consistently applied less (B) the amount of payments from counterparties under interest rate swap and cap agreements and similar interest rate hedging arrangements receivable or received by the Group in respect of that period;

         "INTEREST RECEIVABLE" means, in respect of any financial period, interest income accrued during that period on financial deposits and similar assets of the Group on a consolidated basis;

         "RELEVANT OPERATING PROFIT" means, in respect of any financial period, the consolidated operating profits of the Group, as disclosed in or derived from the published or announced financial results of the Group;

         "TRADE DEBT" means:

         (a) obligations of any member of the Group to pay the purchase price of assets or services purchased by any member of the Group in the ordinary course of business including, without limitation, indebtedness incurred by any member of the Group in respect of any documentary letter of credit, bill of exchange or promissory note issued in respect of any such purchase;

         (b) indebtedness incurred by any member of the Group in respect of any bill of exchange or promissory note drawn on or by, or accepted, issued or endorsed by, any member of the Group in the ordinary course of business, including, without limitation, indebtedness in respect of any moneys raised by way of sale, discounting or otherwise in respect of any such bill or note; and

         (c) indebtedness incurred by any member of the Group in respect of any guarantee, indemnity, counter-indemnity or other assurance against financial loss or indebtedness of the type specified in paragraph (a) or (b) above, except to the extent that any indebtedness falling within paragraphs
         (a) to (c) above is treated as borrowings under accounting principles generally accepted under United Kingdom accounting standards, consistently applied.

1.3      CONSTRUCTION

(A) Except where the context otherwise requires, any reference in this Agreement to:

         any of the Financing Documents (including this Agreement) is to such Financing Document as it may be altered, amended, supplemented or novated from time to time;

         an "AGREEMENT" also includes a concession, contract, deed, franchise, licence, treaty or undertaking (in each case, whether oral or written);

         the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

         a "MONTH" is to a calendar month;

         "SUBSIDIARY" has the meaning ascribed thereto by section 736 Companies Act 1985 as amended, modified, replaced or re-enacted from time to time;

         words and expressions (including defined words and expressions) importing the singular include the plural and vice versa, those importing the masculine gender include the feminine and vice versa, and references to persons include references to companies and corporations and vice versa; and

         a "TIME" is to London time.

(B) Headings, sub-headings and the table of contents are for ease of reference only.

2.       AMOUNT AND PURPOSE OF THE FACILITY

2.1      AMOUNT

         The maximum amount for which the Facility is available is $37,500,000.

2.2      PURPOSE

         (a) The Facility shall be used for general corporate purposes including the refinancing of the $150,000,000 revolving facility agreement dated 15th October, 1999 arranged by Barclays Bank PLC.

         (b) Without prejudice to paragraph (a) above and the remaining provisions of this Agreement the Lender shall not be bound to enquire as to, nor shall it be responsible for, the application by the Borrower of the proceeds of the Advance.

3.       CONDITIONS PRECEDENT

3.1      CONDITIONS TO THE FACILITY

         The obligations of the Lender under this Agreement are subject to the Lender having received the following in each case in form and content satisfactory to it, that is to say:

         (A) a certificate in respect of the Borrower and the Guarantor signed by an officer of the Borrower and the Guarantor respectively substantially in the form set out in Schedule 3 and the documents therein referred to; and

         (B) a certificate of a director of the Guarantor confirming that utilisation in full of the Facility in accordance with its terms would not cause any borrowing limit on the Borrower or the Guarantor to be exceeded.

3.2      CONDITIONS TO UTILISATION

         Utilisation of the Facility is subject to the further conditions precedent that both on the date of the Credit Request and on the relevant Drawing Date:

         (A) no Event of Default or Potential Event of Default has occurred and is continuing or would occur as a result of making the Credit available or permitting the utilisation; and

         (B) each of the warranties deemed to be repeated in clause 8 remains accurate in all material respects at the Drawing Date as if given on that date by reference to the facts and circumstances then existing.

4.       UTILISATION OF FACILITY

4.1      ADVANCE

         Subject to the terms of this Agreement, the Borrower may on a Business Day during the Availability Period draw the Advance under the Facility by delivering to the Lender no later than 3.00 p.m. on the third Business Day prior to the proposed Drawing Date a duly completed Credit Request in the form set out in Schedule 2, specifying in respect of the proposed Advance:

         (A) the proposed Drawing Date, which shall be a Business Day falling on or prior to the Final Drawing Date; and

         (B) the amount of the Advance which shall be an amount of not less than $5,000,000 and an integral multiple of $1,000,000 thereafter or such other multiple as the Lender and the Borrower may agree and which shall not in any event at the time immediately preceding the Advance exceed the Commitment.

4.2      IRREVOCABILITY

         A Credit Request shall be irrevocable and, subject to the terms of this Agreement, the Borrower shall draw the Advance on the Drawing Date specified in the Credit Request.

5.       INTEREST

5.1      MARGIN

         The Margin for any Interest Period shall be 0.40 per cent. per annum.

5.2      DURATION OF INTEREST PERIODS

(A) The Interest Period in respect of the Advance shall be one month unless not later than 3.00 p.m. on the third Business Day before the first day of an Interest Period the Lender has received from the Borrower a notice selecting one, two, three, four, five or six months or such other period as has been agreed with the Lender.

(B) The Interest Period for the Advance shall commence on the date of that Advance.

(C) An Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(D)      No Advance shall have an Interest Period ending after the Final
         Maturity.

(E) The Borrower and the Lender may enter into such other arrangements as they may agree for the consolidation or splitting of Advances and Interest Periods.

5.3      NUMBER OF INTEREST PERIODS FOR FACILITY

         Subject to clause 5.2(E), the Borrower may, in the notice referred to in clause 5.2(A), elect to split the Advance into two or more Advances having different Interest Periods, notwithstanding that under the provisions of this Agreement the Borrower may only drawdown a single advance under the Facility.

5.4      RATE OF INTEREST FOR FACILITY

         The rate of interest payable on the Advance under the Facility for each Interest Period shall be the rate per annum determined by the Lender to be the aggregate of:

         (A)      the Margin; and

         (B)      (i)      the arithmetic mean (rounded to five decimal places
                           with the mid-point rounded up) of the offered quotations in dollars for the required period which appear on the display for dollars on page 3740 or page 3750 of Telerate (or such other page as may replace such pages on such system for the purpose of displaying London Interbank Offered Rates of leading banks) as at 11.00 a.m. on the second Business Day before the commencement of that Interest Period; or

                  (ii) if no such display rate is then available for dollars, the rate quoted by the Lender for the same period as that Interest Period to prime banks in the London Interbank Market at or about 11.00 a.m. on the second Business Day before the commencement of that Interest Period; and

         (C)      the Mandatory Cost (if any).

5.5      PAYMENT OF INTEREST ON ADVANCES

         Interest shall be calculated on the basis of actual days elapsed (not counting within an Interest Period the last day of that Interest Period) and a year of 360 days and shall be paid on the Advance by the Borrower to the Lender in arrears on the Interest Payment Date in dollars.

5.6      LENDER'S CERTIFICATE

         In respect of the Advance the Lender shall notify the Borrower of the rate of interest as soon as it is determined under this Agreement. The certificate of the Lender as to a rate of interest shall, in the absence of manifest error, be conclusive.

6.       REPAYMENT

         The Borrower shall repay the Advance in full together with any outstanding interest that has accrued pursuant to clause 5 (Interest) and any other amounts owed to the Lender under this Facility on Final Maturity.

7.       PREPAYMENT AND CANCELLATION

7.1      VOLUNTARY PREPAYMENT

(A) The Borrower may, without premium, prepay the Advance made to it in whole or in part (but, if in part, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 or such other minimums and multiples in the currency concerned as the Lender and Borrower may agree), provided that the Borrower has given the Lender not less than ten days' prior notice stating the principal amount of the Advance to be prepaid.

(B) Any prepayment under this clause 7.1 shall be made together with accrued interest and all other amounts due under this Agreement in respect of the prepayment.

7.2      CANCELLATION OF FACILITY

         The Borrower may, without premium, cancel the undrawn part of the Facility (in respect of which no Credit Request has been served), in whole or in part (being in a minimum amount of $5,000,000 and an integral multiple of $1,000,000) provided that it has given the Lender not less than ten days' prior written notice stating the principal amount to be cancelled. During such ten day period the Borrower may not purport to draw or utilise all or any part of the amount the subject of such notice of cancellation.

7.3      IRREVOCABILITY

         Any notice under clause 7.1 or 7.2 shall be irrevocable. The amount of any prepayment shall become due and payable on the applicable date. No amount cancelled under clause 7.1 or 7.2 may subsequently be reinstated.

7.4      CURRENCY

         Prepayment shall be made in dollars .

8.       REPRESENTATIONS AND WARRANTIES

8.1      ON SIGNING

         The Borrower and the Guarantor acknowledge that the Lender has entered into the Financing Documents in full reliance on representations by the Borrower and the Guarantor in the following terms; and the Borrower and the Guarantor warrant to the Lender in respect of itself, and the Guarantor warrants to the Lender in respect of itself and of the Borrower that as of the Signing Date:

         (A) STATUS: it is duly incorporated with limited liability and validly existing under the laws of its place of incorporation;

         (B) POWERS AND AUTHORISATIONS: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted, and sign and deliver, and perform the transactions contemplated in, the Financing Documents to which it is a party and the Financing Documents to which it is a party constitute valid and binding obligations of it enforceable in accordance with their terms subject to general equitable principles, insolvency, liquidation and other laws affecting creditors' rights generally;

         (C) NON-VIOLATION: neither the signing and delivery of the Financing Documents to which it is a party nor the performance of any of the transactions contemplated in any of them does or will contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in, (i) any law by which it or any of its assets is bound or affected, (ii) any document which contains or establishes its constitution, or (iii) any agreement to which it is a party or by which any of its assets is bound which has had or would be reasonably likely in any such case materially and adversely to affect its ability to observe and perform its obligations under the Financing Documents;

         (D) CONSENTS: no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity or enforceability of the liabilities and obligations of it or the rights of the Lender under the Financing Documents;

         (E)      NO DEFAULT:

                  (i) no Event of Default has occurred which is continuing under this Agreement; and

                  (ii) no event has occurred which constitutes a contravention of, or default in any material respect under, any agreement or instrument (other than the Financing Documents) by which it or any of its assets is bound or affected, being a contravention or default which has had or would be reasonably likely either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely affects the ability of the Borrower and the Guarantor as a whole to observe or perform their obligations under the Financing Documents;

         (F) LITIGATION: no litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either (i) to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or (ii) materially and adversely to affect the ability of the Borrower and the Guarantor as a whole to observe or perform their obligations under any Financing Documents or (iii) to impair the validity or enforceability of this Agreement or any other Financing Document, is presently in progress or pending or, to the knowledge of the Borrower or the Guarantor, threatened against any member of the Group or any of their assets;

         (G) ACCOUNTS: the audited consolidated financial statements (including the profit and loss, cash flow statement and balance sheet) of the Group for the year ended 31st December, 1998 have been prepared on a basis consistently applied in accordance with generally accepted accounting principles and practices in England and Wales and give a true and fair view of the results of the operations of the Group for that year and the state of the affairs of the Group at that date: since that date there has been no material adverse change in the consolidated financial condition of the Group as shown in such statements;

         (H) INVESTMENT COMPANY ACT: none of the Borrower, the Guarantor or their respective subsidiaries is an "investment company" or an "affiliated person" or, "promoter" or "principal underwriter" for an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended; and

         (I) PUBLIC UTILITY HOLDING COMPANY ACT: none of the Borrower or the Guarantor is a holding company or a subsidiary company of a holding company or an affiliate of a holding company or of a subsidiary company of a holding company within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

8.2      AFTER SIGNING

         The Borrower and the Guarantor shall be deemed to represent and warrant in respect of itself, and the Guarantor shall be deemed to warrant in respect of itself and the Borrower, to the Lender on the Drawing Date, with reference to the facts and circumstances then subsisting, that each of the representations and warranties contained in paragraphs (A),
         (B), (C), (E), (H) and (I) remains correct.

9.       UNDERTAKINGS

9.1      DURATION

         The undertakings in this clause shall remain in force from so long as any amount is or may be outstanding under the Facility or the Commitment is in force.

9.2      INFORMATION

         The Borrower and the Guarantor will furnish or procure to be furnished to the Lender:

         (A) as soon as practicable (and in any event within 180 days after the close of each of the Guarantor's financial years) the audited consolidated accounts of the Group for that year;

         (B) as soon as practicable (and in any event within 90 days of the end of each half year of the Guarantor's financial year) the published unaudited interim consolidated accounts of the Group;

         (C) together with the statements specified in paragraph (A) above, a certificate signed by any one of the Group Finance Director and the Chief Executive of the Guarantor (or the equivalent from time to time) without personal liability as to whether the consolidated revenues for that financial year of any operating Subsidiary shall have exceeded 5% of the consolidated revenues of the Group for that financial year (and, if so, identifying the Subsidiary or Subsidiaries concerned);

         (D) promptly, all notices, other documents or information despatched by the Guarantor to its shareholders generally (or any class thereof) or its creditors generally (or any class thereof);

         (E) promptly, such further information in the possession or control of the Borrower, the Guarantor or of any of their respective Material Subsidiaries regarding the financial condition or operations of the Borrower, the Guarantor or any of their respective Material Subsidiaries, as the Lender may reasonably request; and

         (F) details of any litigation, arbitration or administrative proceedings, which, if adversely determined, would be reasonably likely to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely to affect the ability of the Borrower or the Guarantor to observe or perform its obligations under the Financing Documents and which affect the Borrower or the Guarantor or the Group as a whole, as soon as the same are instituted, or, to the knowledge of the Borrower or the Guarantor, are threatened.

         All accounts and statements required under this clause shall be prepared in accordance with Applicable Accounting Principles consistently applied and shall give a true and fair view of the state of affairs of the Group and of the profit and cash flows of the Group and in the case of unaudited accounts and statements shall be prepared in a manner which is consistent with the audited consolidated accounts of the Group except to comply with changes in accounting practice or as noted therein.

         Any audited consolidated accounts of the Group delivered or to be delivered to the Lender under this Agreement shall be prepared in all material respects in accordance with the Applicable Accounting Principles and applicable accounting policies which were applied in the audited consolidated accounts for the year ended 31 December, 1998 save for any changes to comply with changes in the law or in such Applicable Accounting Principles consistently applied. If there are any changes in law or in United Kingdom accounting standards as described above:

         (i) if material to the calculation of the financial ratios and covenants in this Agreement, the Borrower shall promptly so advise the Lender and provide details of the difference and the reasons therefor;

         (ii) on request of the Lender, the Borrower and the Lender shall negotiate in good faith with a view to agreeing such amendments to clause 9.3 and/or the definitions of any of or all of the terms used therein as are necessary, in the opinion of the Lender, to give the Lender comparable protection to that contemplated on the Signing Date.

9.3      FINANCIAL RATIOS

(A) The Guarantor undertakes that it will procure that the Interest Cover Ratio for each period of twelve consecutive months ending on 30th June and 31st December in each year will equal or exceed 4.0.

(B) The Guarantor undertakes that it will procure that, as at 30th June and 31st December in each year, the financial condition of the Group shall be such that the ratio of the Borrowings of the Group on a consolidated basis to Consolidated EBITDA shall not exceed 3.5 to 1.

9.4      NOTIFICATION OF DEFAULT

         The Borrower and the Guarantor will notify the Lender in writing of any Event of Default or Potential Event of Default forthwith upon becoming aware thereof.

9.5      COMPLIANCE CERTIFICATES

         The Guarantor will no later than the time of the delivery of the accounts specified in paragraphs (A) and (B) of clause 9.2 (and, in relation to a certificate dealing with the matters referred to in paragraph (A) below, also promptly at the request of the Lender from time to time) furnish the Lender with:

         (A) a certificate signed by any two of the Company Secretary, the Director of Group Treasury (or equivalent from time to time) and the executive directors of the Guarantor certifying on behalf of the Guarantor without personal liability that no Event of Default or Potential Event of Default has occurred and is continuing or, if the same has occurred, specifying the Event of Default or Potential Event of Default and the steps being taken to remedy the same; and

         (B) a certificate (a "RATIO CERTIFICATE") signed by either of the Group Finance Director and the Chief Executive of the Guarantor certifying without personal liability, as at the end of the period to which the relevant accounts relate, compliance with the covenants in clause 9.3 and 9.14 or, if such covenants have not been met, specifying the same and, in each case, setting out in reasonable detail the relevant computations.

9.6      CONSENTS

         The Borrower and the Guarantor will use its best endeavours to obtain and promptly renew from time to time, and will promptly furnish certified copies to the Lender of, all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under the Financing Documents or required for the validity or enforceability of the Financing Documents and the Borrower and the Guarantor shall comply with the terms of the same.

9.7      PARI PASSU RANKING

         The Borrower and the Guarantor undertakes that, subject as set out herein, its obligations under the Financing Documents do and will rank at least pari passu with all its other present and future unsecured obligations other than obligations in respect of national, provincial and local taxes and employees' remuneration and taxes and for certain other statutory exceptions.

9.8      NEGATIVE PLEDGE

         The Borrower undertakes that with effect from drawdown of the Facility the Borrower and the Guarantor will not create, suffer or permit to subsist (and will procure that none of the Subsidiaries will create, suffer or permit to subsist) any Security Interest on the whole or any part of its respective present or future assets except for the following:

         (A) Security Interests created with the prior written consent of the Lender;

         (B) Security Interests arising by operation of law in the ordinary course of business including, without limitation, statutory liens and encumbrances;

         (C) any Security Interest over the assets and/or revenues of a company which became or becomes a Subsidiary of the Borrower or the Guarantor after the Signing Date and which Security Interest is in existence or contracted to be given as at the date it becomes a Subsidiary (and which was not created in contemplation of it becoming a Subsidiary) provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the date it becomes a Subsidiary but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at that date and provided that the amount secured under any such Security Interest shall not be increased beyond the amount secured at the date the company becomes a Subsidiary;

         (D) those Security Interests existing at the Signing Date over the assets and/or revenues of a Subsidiary (whether or not it is the Borrower or the Guarantor), provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the Signing Date but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at the Signing Date;

         (E) Security Interests securing the performance of bids, tenders, bonds, leases, contracts (other than in respect of Borrowings), statutory obligations, surety, customs and appeal bonds and other obligations of like nature (but not including obligations in respect of Borrowings) incurred in the ordinary course of business provided that the aggregate amount secured under such Security Interests shall not, at any time, exceed $20,000,000 save that such aggregate amount may be exceeded with the prior written consent of the Lender;

         (F) Security Interests arising out of judgments or awards which are being contested in good faith and with respect to which an appeal or proceeding for review has been instituted or the time for doing so has not yet expired;

         (G) Security Interests upon any property which are created or incurred contemporaneously with the acquisition of such property to secure or provide for the payment of any part of the purchase price of such property (but no other amounts), provided that any such Security Interest shall not apply to any other property of the purchaser thereof and provided further that the aggregate amount of all liabilities secured by this paragraph (G) shall not, at any time, exceed $25,000,000;

         (H) any Security Interest arising out of title retention provisions in a supplier's conditions of supply of goods or services acquired by a member of the Group in the ordinary course of its business;

         (I) any right of any bank or financial institution of combination or consolidation of accounts or right to set-off or transfer any sum or sums standing to the credit of any account (or appropriate any securities held by such bank or financial institution) in or towards satisfaction of any present or future liabilities to that bank or financial institution;

         (J) any Security Interest securing indebtedness re-financing indebtedness secured by Security Interests permitted by paragraphs (C), (D) or (G) above or this paragraph (J) provided that (except to the extent otherwise permitted by paragraph (A)) the maximum principal amount of the indebtedness secured by such Security Interests is not increased and such Security Interests do not extend to any assets which were not subject to the Security Interests securing the re-financed indebtedness;

         (K) any Security Interest created by a member of the Group which is neither the Borrower nor the Guarantor securing banking facilities over accounts receivable (or book debts) outside the U.K. or the U.S.A.;

         (L) any other Security Interest created or outstanding on or over any assets of any member of the Group provided that the aggregate outstanding amount secured by all Security Interests created or outstanding under this exception in this paragraph
                  (L) shall not at any time exceed $40,000,000 or its equivalent and further provided that no single such Security Interest under this paragraph (L) shall secure an aggregate principal amount exceeding $10,000,000 or its equivalent; and

         (M) any Security Interest arising out of any of the Accounts Receivable Facility or Back to Back Loans.

9.9      DISPOSALS

         The Borrower and the Guarantor will not, without the prior written consent of the Lender (which may be given subject to conditions), and each of them will procure that none of its Subsidiaries will sell, transfer, lease or otherwise dispose of all or any substantial part of their respective assets except on an arm's length basis and for a fair market value or to another member of the Group.

9.10     CHANGE OF BUSINESS

         Except with the prior written consent of the Lender, the Borrower and the Guarantor will not, and each will procure that none of its respective Material Subsidiaries will, make any change in its business as presently conducted, or carry on any other business other than its business as presently conducted or business consisting of allied or related activities, provided that this prohibition shall not apply unless such change of business or other business alters the nature of the business of the Group as a whole.

9.11     MERGERS

         Neither the Borrower nor the Guarantor will without the prior written consent of the Lender enter into any merger or consolidation if the effect thereof would be to alter the legal personality or identity of such Borrower or Guarantor except that the Borrower or the Guarantor may merge or consolidate with or into any other Subsidiary which is in the same jurisdiction as the Borrower or Guarantor (as the case may be) provided that from the date on which the merger or consolidation takes effect the Borrower or Guarantor is the legal entity surviving the merger or the legal entity into which it shall be merged or the legal entity which is formed by such consolidation shall assume its obligations hereunder in an agreement or instrument satisfactory in form and substance to the Lender.

9.12     INSURANCE

         The Borrower and the Guarantor will, and will procure that each of its respective Material Subsidiaries will, effect and maintain such insurance over and in respect of its respective assets and business and in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or a similar business and in the same or similar localities.

9.13     LIMITATION ON BORROWINGS OF SUBSIDIARIES

         The Guarantor and the Borrower will not permit any of their Subsidiaries to create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) other than:

         (A)      Borrowings under this Agreement;

         (B) any Borrowings of any Subsidiary owing to another member of the Group;

         (C) Borrowings under the Consolidated Revolving Facility Agreement dated 3rd July, 1998 and made between WPP Group plc and the other Borrowers named therein, the Guarantors, the Facility Agent, the Lenders and the Arrangers (all as named therein);

         (D) Borrowings under the Revolving Facility Agreement dated 15th October, 1999 and made between Moveability Limited (as Borrower), WPP Group plc and the other Guarantors named therein, the Facility Agent, the Lenders and the Arrangers (all as named therein);

         (E) Borrowings by a Subsidiary whose main business is to operate as a finance company for the Group; and

         (F)      additional Borrowings of Subsidiaries to the extent that:

                  (i) no individual Material Subsidiary has or will create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) with an aggregate principal amount exceeding an amount equal to 15 per cent. of Consolidated EBITDA; and

                  (ii) the aggregate principal amount of Borrowings of all Subsidiaries permitted under this sub-clause (E) does not exceed an amount equal to 25 per cent. of Consolidated EBITDA,

                  in each case for the financial period most recently ended from time to time in respect of which financial results of the Group have been published or announced.

9.14     GROUP ACQUISITIONS

         The Guarantor will procure that the aggregate maximum value of all Acquisition Cash Payments paid in any financial year (as reduced by the aggregate amount of (i) any cash recorded in the balance sheet or financial records of the company, business, undertaking or other person the subject of the Acquisition as at the last day of the financial year of that company or business most recently ended or, at the option of the Guarantor, upon completion of the Acquisition and (ii) cash proceeds of any disposals of any business or undertaking by any member of the Group received during that financial year) shall not, without the consent of the Lender, exceed the Acquisition Cash Limit.

10.      CHANGES IN CIRCUMSTANCES

10.1     ILLEGALITY

         Where the introduction, imposition or variation of any law, regulation or treaty or any change in the interpretation or application of any law, regulation or treaty makes it unlawful for the Lender to make available or fund or maintain the Facility or to carry out all or any of its other obligations under this Agreement or to charge or receive interest or fees or commissions at the rate applicable under this
         Agreement:

         (A)      the Lender shall notify the Borrower; and

         (B)      (i)      the Borrower shall forthwith prepay any Advance
                           made to it by the Lender together with all other amounts payable by it to the Lender under this Agreement; and

                  (ii)     the Lender's Commitment shall be cancelled.

10.2     INCREASED COSTS

         Where the Lender determines that the introduction or variation of any law or any change in the interpretation or application thereof, or compliance with any request (whether or not having the force of law) from any central bank or other fiscal, monetary or other authority would increase the cost to the Lender of making or maintaining or funding the Commitment or reduce the amount of any sum received or receivable by it in respect of the Commitment or oblige it to make any payment or forgo any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by it from a Borrower in respect of the Commitment or reduce the effective return to it under the Commitment, then:

         (A) the Lender shall notify the Borrower of such event promptly upon its becoming aware of such event; and

         (B) the Borrower shall on demand pay to the Lender such amounts as the Lender from time to time and at any time (including after a prepayment of the Lender's participation) notifies the Borrower to be necessary to compensate it for such increased cost, reduction, payment or forgone interest or return,

         Provided that this clause 10.2 shall not apply to or in respect of:

         (i) any change in, or in the rate of, tax on overall net income of the Lender;

         (ii)     any circumstances referred to in clause 11.3;

         (iii) any increased costs, reduction in return payment or forgone interest arising as a result of breach by the Lender of any request or requirement of any fiscal, monetary or other regulatory authority.

10.3     MARKET DISRUPTION

         If:

         (A) the Lender determines that, by reason of circumstances affecting the London Interbank market generally, reasonable and adequate means do not or will not exist for ascertaining under clause 5.4 a rate of interest applicable to the Advance; or

         (B) the Lender determines that deposits in dollars are not in the ordinary course of business available in the London Interbank market for a period equal to the forthcoming Interest Period in amounts sufficient to fund their participations in an Advance, the Lender shall give written notice (a "SUSPENSION NOTICE") of such determination or notification to the Borrower, and the following provisions shall apply:

         (i) If a Suspension Notice relates to the Advance which has not yet been made hereunder, then the Lender shall not be obliged to make such Advance hereunder until written notice to the contrary is given by the Lender to the Borrower. Notwithstanding the service of such Suspension Notice, the Lender's Commitment shall remain in force and during the period of thirty days from such Suspension Notice, the Lender shall consult regularly in good faith with the Borrower with a view to agreeing to an alternative basis for the making of such Advance. If such alternative basis is agreed between the Borrower and the Lender, it shall apply in accordance with its terms.

         (ii) If a Suspension Notice relates to the Advance outstanding at the time of a Suspension Notice, during the period of thirty days from such Suspension Notice, the Lender shall, in consultation with the Borrower, certify to the Borrower an alternative basis (in this Agreement referred to as the "SUBSTITUTE BASIS") for maintaining the participation of the Lender in the Advance. Without limitation, such Substitute Basis may be retroactive to the beginning of the Interest Period to which the Suspension Notice relates, and may include an alternative method of fixing the interest rate (which shall reflect the cost to the Lender of funding its participation in such Advances from other sources plus the Margin), alternative Interest Periods or alternative currencies for its participation in such Advance. Each Substitute Basis so certified shall be binding upon the relevant Borrower and the Lender and shall be treated as part of this Agreement.

         (iii) So long as any Substitute Basis is in force, the Borrower and the Lender certifying a Substitute Basis, shall from time to time, but not less often than monthly and at the Borrower's request, review whether or not the circumstances referred to in clause 10.3(i) or (ii) above (as the case may be) still prevail with a view to returning to the normal provisions of this Agreement.

10.4     MITIGATION

         If circumstances arise in respect of the Lender which would, or would upon the giving of notice, result in:

         (A) the Borrower being obliged to pay to the Lender additional amounts pursuant to clause 10.2 or any amounts pursuant to clause 11.3; or

         (B)      an alternative basis applying for the purposes of clause 10.3;
                  or

         (C) the Borrower being obliged to repay the Lender's participation in the Advance pursuant to clause 10.1,

         then, without in any way limiting, reducing or otherwise qualifying such Borrower's obligations under clauses 10 and 11, the Lender shall, in consultation with the Borrower, endeavour to take such reasonable steps as may be open to it to mitigate or remove such circumstances, including without limitation the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower, unless to do so might (in the opinion of the Lender) be prejudicial to the Lender or would conflict with the Lender's general banking policies.

10.5     CERTIFICATES

         Any determination or notification by the Lender concerning any matter referred to in this clause shall, in the absence of manifest error, be conclusive evidence as to that matter and shall be binding on the Borrower and the Lender.

11.      PAYMENTS

11.1     BY THE BORROWER AND THE GUARANTOR

         All payments to be made by the Borrower or the Guarantor under this Agreement for the account of the Lender shall be made in immediately available funds not later than twelve noon on the relevant day to such account as the Lender may have notified to the Borrower.

11.2     BY THE LENDER

         All amounts to be advanced by the Lender to the Borrower under this Agreement shall be remitted in immediately available funds not later than 12 noon on the relevant day to the Borrower by payment to the account and bank which are specified in the relevant Credit Request.

11.3     WITHHOLDINGS

         All payments by the Borrower or the Guarantor under this Agreement whether in respect of principal, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is on account of taxes imposed or levied by any jurisdiction in which the Borrower or the Guarantor is incorporated or through which any payment is made and is required by law, in which event (unless the Lender otherwise agrees with the Borrower) the Borrower or the Guarantor shall:

         (A) ensure that the deduction or withholding does not exceed the minimum amount legally required (based on the details of the Lender provided to the Borrower or Guarantor by the Lender);

         (B) forthwith pay to the Lender such additional amount so that the net amount received by that Lender will equal the full amount which would have been received by it had no such deduction or withholding been made;

         (C) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

         (D) furnish to the Lender concerned, within the period for payment permitted by the relevant law, either an official receipt of the relevant taxation authorities involved in respect of all amounts so deducted or withheld or if such receipts are not issued by the taxation authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

         The obligation on the Borrower or Guarantor to pay an additional amount under this clause 11.3 shall not apply to the extent that the tax deducted is:

         (i) tax on the overall income of the Lender save to the extent that such tax is collected by way of withholding from the relevant payment from which the deduction must be made; or

         (ii) tax that would not be imposed but for the connection between the Lender and the jurisdiction (other than the United Kingdom) imposing such tax other than a connection arising as a result of the Lender entering into this Agreement.

11.4     U.K. TAXES

         If the Lender:

         (i)      at the Signing Date is not a Qualifying Bank; or

         (ii)     ceases to be a Qualifying Bank after the Signing Date,

         otherwise than as a result of any introduction of or change in or in the interpretation, administration or application by the English courts or the Inland Revenue of any relevant law or any relevant practice or concession of the Inland Revenue after the Signing Date, then the Borrower shall not be liable to pay to the Lender any amount under this clause 11 in excess of the amount they would have been obliged to pay if the Lender had been (i) a bank, as so defined at the date of the relevant Advance, and (ii) beneficially entitled to such interest and within the charge to United Kingdom corporation tax as respects such interest at the time such interest is paid.

11.5     TAX CREDITS

         If the Borrower or the Guarantor pays any additional amount (a "TAX PAYMENT") under clause 11.3 and the Lender effectively obtains a refund of tax or credit against tax on its overall net income by reason of that Tax Payment (a "TAX CREDIT") and the Lender is able to identify such Tax Credit as being attributable to such Tax Payment, then the Lender shall reimburse to the Borrower or, as the case may be, the Guarantor such amount as it shall determine to be the proportion of such Tax Credit as will leave the Lender, after that reimbursement, in no better or worse position than it would have been in if that Tax Payment had not been required. The Lender shall have absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so. The Lender shall not be obliged to disclose any information regarding its tax affairs or computations to the Borrower or the Guarantor.

11.6     DATE

         If any payment under this Agreement would otherwise be due on a day which is not a Business Day, it shall be due on the next succeeding Business Day or, if that Business Day falls in the following month of the year, on the preceding Business Day.

11.7     DEFAULT INTEREST

(A) If the Borrower fails to pay any amount in accordance with this Agreement, the Borrower shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is the sum of (a) the Margin plus 1% and (b) the rate, (as determined by the Lender), for a deposit of an amount comparable to the defaulted amount, offered to the Lender in the London Interbank market, for such period as the Lender may from time to time select, at or about 11.00 a.m. (London time) on the Business Day succeeding that on which the Lender becomes aware of the default for value two Business Days later and (c) the Reserve Asset Costs (if any).

(B) If an amount unpaid in accordance with this Agreement in respect of the Facility, is of principal due on a day during, but not the last day of, an Interest Period relating thereto, the period selected by the Lender under clause 11.7(A) shall equal the unexpired portion of the Interest Period and there shall be substituted for the rate specified in clause 11.7(A) the rate of 1% above the rate calculated in accordance with clause 5.4 and applicable to the unpaid amount immediately before it fell due.

(C) Interest under this clause shall accrue daily on the basis of a year of 360 days from and including the first day to the last day of each period for which a rate of interest is determined as aforesaid and shall be due and payable by the Borrower at the end of each such period. So long as the default continues, the rate referred to in clause 11.7(A) shall be calculated on a similar basis at the end of each period selected by the Lender and notified to the Lenders and interest payable under this sub-clause which is unpaid at the end of each such period shall thereafter itself bear interest at the rates provided in this sub-clause.

11.8     JUDGMENT CURRENCY

         If, under any applicable law, whether as a result of a judgment against the Borrower or the Guarantor or the liquidation of the Borrower or the Guarantor or for any other reason, any payment under or in connection with the Facility is made or is recovered in a currency (the "OTHER CURRENCY") other than that in which it is required to be paid hereunder (the "ORIGINAL CURRENCY") then, to the extent that the payment to the Lender (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, the Borrower or the Guarantor shall as a separate and independent obligation, fully indemnify the Lender against the amount of the shortfall; and for the purposes of this sub-clause "RATE OF EXCHANGE" means the rate at which the Lender is able on the relevant date to purchase the original currency in London with the other currency.

12.      DEFAULT

12.1     EVENTS

         If (whether or not caused by any reason outside the control of the Borrower or the Guarantor):

         (A) the Borrower or the Guarantor does not pay on the due date (or, in the case of amounts other than principal, within three Business Days thereafter) any amount payable by it under any of the Financing Documents at the place and in the currency expressed to be payable (unless such failure results solely from a technical problem in relation to the transfer of funds for which the Borrower or the Guarantor is not responsible and is remedied within five days of the due date); or

         (B) the Borrower or the Guarantor fails to comply in any material respect with any other provision of any of the Financing Documents and, other than in the case of clause 9.3, if such default is capable of prompt remedy within 30 days after the Borrower or Guarantor shall have given notice of such default pursuant to clause 9.4 (or, if earlier, the date on which the Lender shall have given notice to the Borrower of such default) the Borrower or Guarantor shall have failed to cure such default; or

         (C) any representation, warranty or written statement made or deemed to be repeated in, or in connection with, this Agreement or in any other Financing Document or in any certificate delivered by or on behalf of any Borrower or any Guarantor in writing under any of the Financing Documents is incorrect in any material respect when made or deemed to be repeated, or, in respect of those specified in clause 8.2, would be if repeated at any time; or

         (D) any other present or future Borrowings of a principal amount exceeding in the aggregate $20,000,000 or the equivalent sum in any other currency of any member of the Group shall become due and payable or capable of being declared due and payable prior to the due date thereof as a result of a default or any such Borrowings shall not be paid on the due date thereof (or, if a grace period was originally provided for in the document evidencing or constituting such Borrowing, within any applicable grace period therefor) or any Security Interest over any assets of any member of the Group and securing a principal amount exceeding $20,000,000 shall be or become enforceable; or

         (E) any Borrower, Guarantor or Material Subsidiary is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended by order under section 416 or otherwise), or any Borrower, Guarantor or Material Subsidiary becomes unable to pay its debts as they fall due, or any Borrower, Guarantor or Material Subsidiary suspends making payments (whether of principal or interest) with respect to all or any class of its debts or announces an intention to do so; or

         (F) an application for an administration order in relation to any Borrower, Guarantor or Material Subsidiary is presented to the court by any such company or its directors or the supervisor of a voluntary arrangement relating to any Borrower, Guarantor or Material Subsidiary or such an order is made on the application of a creditor of any Borrower, Guarantor or Material Subsidiary or any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution to present an application for such an order; or

         (G) any kind of composition, scheme of arrangement, compromise or arrangement involving any Borrower, Guarantor or Material Subsidiary and its creditors generally (or any class of them) is proposed by the company concerned; or

         (H) any administrative or other receiver or any manager of any Borrower, Guarantor or Material Subsidiary or all or a substantial part of any of its property is appointed, or the directors of any Borrower, Guarantor or Material Subsidiary request any person to appoint such a receiver or manager, or any kind of attachment (except prejudgment attachment), sequestration, distress or execution against any Borrower, Guarantor or Material Subsidiary or all or a substantial part of its property is levied or sued out and not discharged within 30 days; or

         (I) any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution for (or to petition for) its winding up, or any Borrower, Guarantor or Material Subsidiary passes such a resolution, or any Borrower, Guarantor or Material Subsidiary or any other person (except its creditor) presents any petition for the winding up of any Borrower, Guarantor or Material Subsidiary, or an order for the winding up of any Borrower, Guarantor or Material Subsidiary is made on the petition of any of its creditors; or

         (J) there occurs in relation to any Borrower, Guarantor or Material Subsidiary in any country or territory in which it carries on business or to the jurisdiction of whose courts it or any of its property is subject any event which reasonably appears to the Majority Lenders to correspond in that country or territory with any of those mentioned in paragraphs (E) to
                  (I) inclusive above or any Borrower, Guarantor or Material Subsidiary otherwise becomes subject, in any such country or territory, to any law relating to insolvency, bankruptcy or liquidation; or

         (K) any Borrower, Guarantor or Material Subsidiary ceases, or threatens to cease, to carry on all or a substantial part of its business except consequent upon a disposal, merger or acquisition not otherwise prohibited under this Agreement; or

         (L) any authorisation, approval, consent, licence, exemption, filing, registration or notarisation or other requirement necessary to enable any Borrower or Guarantor to comply with its obligations under any of the Financing Documents to which it is a party in any material respect is revoked or withheld or does not remain in full force and effect or is materially and adversely modified; or

         (M) any single person, or group of persons acting in concert (as defined in the City Code on Takeovers and Mergers), acquires control (as defined in Section 416 of the Income and Corporation Taxes Act 1988) of the Guarantor and, in a situation where the acquisition of such control of the Guarantor takes place with the consent, and on the recommendation, of the Board of Directors of the Borrower only, ninety days shall have elapsed following such acquisition of control; or

         (N) at any time it is unlawful for any Borrower or any Guarantor to perform any of its material obligations under any Financing Document to which it is a party; or

         (O) any litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Borrowers and Guarantors taken as a whole to observe or perform their obligations under any Financing Documents and which affect any Borrower, any Guarantor or the Group as a whole is in progress or pending or threatened; or

         (P) (i) any U.S. Subsidiary (a "QUALIFYING U.S. SUBSIDIARY") which is a Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to winding-up, dissolution, bankruptcy, insolvency, reorganisation or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Qualifying U.S. Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty days; or (iii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty days from the entry thereof; or (iv) any Qualifying U.S. Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above: or (v) any Qualifying U.S. Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (Q) any other event or series of events whether related or not which has a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Group as a whole to comply with any or all of its obligations under the Financing Documents occurs, then, at once or at any time thereafter, the Lender may by notice to the Borrower, declare the Outstandings to be immediately due and payable whereuponthe Advance and all other sums outstanding under the Facility shall become so due and payable together with accrued interest thereon and any other amounts then payable under this Agreement or the Facility.

13.      INDEMNITY

13.1     GENERAL INDEMNITY

         The Borrower and the Guarantor shall fully indemnify the Lender from and against any expense, loss, damage or liability (as to the amount of which the certificate of the Lender shall, in the absence of manifest error, be conclusive) which it may incur as a consequence of the occurrence of any Event of Default, of any failure to draw down in accordance with a Credit Request or other notification of any intention to utilise the Facility or of any repayment or prepayment under this Agreement or otherwise in connection with this Agreement (including without limitation any repayment or prepayment pursuant to clause 6 or 7.1). Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss, premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund the Outstandings (or any part of them) or any other amount due or to become due under this Agreement.

13.2     WAIVER OF DEFENCES

         The Borrower and the Guarantor agree that no delay, extension of time, renewal, compromise, waiver, indulgence, release of security or rights or any other matter or thing shall in any way prejudice the Lender's rights or powers hereunder. The Borrower shall not by virtue of any payment made by it pursuant to this clause 13 claim in competition with the Lender any right of subrogation, contribution or indemnity against any member of the Group so long as any amount is or is capable of becoming outstanding hereunder.

14.      GUARANTEE

14.1     GUARANTEE

         The Guarantor unconditionally and irrevocably guarantees, as a continuing obligation, the proper and punctual payment by the Borrower of the Guaranteed Amounts and unconditionally and irrevocably undertakes, as a continuing obligation, with the Lender that, if for any reason the Borrower does not make such payment, the Guarantor shall pay the Guaranteed Amounts upon first written demand by the Borrower.

14.2     PRINCIPAL DEBTOR

         The Guarantor shall be deemed to be liable for the Guaranteed Amounts as sole or principal debtor.

14.3     DISCHARGE

         The liabilities and obligations of the Guarantor under this Agreement shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment of all the Guaranteed Amounts and, subject to clause 14.4, an absolute discharge or release of the Guarantor signed by the Lender; and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantor (wholly or in part) or which would have afforded the Guarantor any legal or equitable defence, and in relation to any winding up or dissolution of, or any change in constitution or corporate identity or loss of corporate identity by, the Borrower or any other person.

14.4     PREFERENCE

         Any such discharge or release as is referred to in clause 14.3, and any composition or arrangement which the Guarantor may effect with the Lender, shall be deemed to be made subject to the condition that it will be void if any payment or security which the the Lender may previously have received or may thereafter receive from any person in respect of the Guaranteed Amounts is set aside under any applicable law or proves to have been for any reason invalid.

14.5     NO IMPAIRMENT

         Without prejudice to the generality of clauses 14.2 and 14.3 none of the liabilities or obligations of the Guarantor under this Agreement shall be impaired by, and the Guarantor hereby irrevocably waives any defences it may now or hereafter have in any way relating to, the
         Lender:

         (A) agreeing with the Borrower any variation or departure (however substantial) of or from this Agreement (other than this clause) or any of the Financing Documents and any such variation or departure shall, whatever its nature, be binding upon the Guarantor in all circumstances, notwithstanding that it may increase or otherwise affect the liability of the Guarantor provided however that if any such variation is made, without the Guarantor's prior written consent, which has the effect of increasing the amount of the Facility or the Margin, the amount of the Guarantor's liability under this clause shall be limited to the amount for which they would have been liable had such variation not been made;

         (B) releasing or granting any time or any indulgence whatsoever to the Borrower or Guarantor and, in particular, waiving any of the pre-conditions for Credits under this Agreement or any contravention by the Borrower of this Agreement, or entering into any transaction or arrangements whatsoever with or in relation to the Borrower and/or any third party; and

         (C) taking, perfecting, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for the Guaranteed Amounts in such manner as it or they think fit, or claiming, proving for, accepting or transferring any payment in respect of the Guaranteed Amounts in any composition by, or winding up of, the Borrower and/or any third party or abstaining from so claiming, proving, accepting or transferring.

14.6     DEMANDS

         Demands under this clause may be made from time to time, and the liabilities and obligations of the Guarantor under this Agreement may be enforced, irrespective of:

         (A) whether any demands, steps or proceedings are being or have been made or taken against any of the Borrower and/or any third party; or

         (B) whether or in what order any security to which the Lender may be entitled in respect of the Guaranteed Amounts is enforced.

         Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default to or upon the Borrower or Guarantor.

14.7     SUSPENSE ACCOUNT

         Until all amounts which may be or become payable by the Borrower hereunder or under any of the Financing Documents or in connection herewith or therewith have been irrevocably paid and discharged in full, the Lender may:

         (A) refrain from applying or enforcing any other security, moneys or rights held or received by the Lender in respect of such amounts or apply and enforce the same in such manner and order as it sees fit (whether against such amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

         (B) hold in suspense account (subject to the accrual of interest thereon at market rates for the account of the Guarantor) any moneys received from the Guarantor or on account of that Guarantor's liability hereunder.

14.8     SUBORDINATION

         So long as the Guarantor has any liability under this Agreement and except as provided in clause 14.9 below:

         (A) the Guarantor shall not take or accept any Security Interest from the Borrower or, in relation to the Guaranteed Amounts, from any third party, without first obtaining the Lender's written consent;

         (B) after the occurrence of an Event of Default, the Guarantor shall not, without first obtaining the Lender's written consent, seek to recover, whether directly or by set off, lien, counterclaim or otherwise, nor accept any moneys or other property, nor exercise any rights in respect of, any sum which may be or become due to the Guarantor on any account by the Borrower or, in relation to the Guaranteed Amounts, from any third party, nor claim, prove for or accept any payment in any composition by, or any winding up of, the Borrower or, in relation to the Guaranteed Amounts, any third party;

         (C) if, notwithstanding the foregoing, the Guarantor holds or receives any such security, moneys or property, it shall forthwith pay or transfer the same to the Lender.

14.9 DEFERRAL OF SUBROGATION, CONTRIBUTION, REIMBURSEMENT, EXONERATION AND INDEMNITY

         The Guarantor agrees that it will not exercise any rights that it may now have or hereafter acquire against the Borrower or any other person that arise from the existence, payment, performance or enforcement of the Guaranteed Amounts, including without limitation any right of subrogation, contribution, reimbursement, exoneration or indemnity (or any similar right) prior to the later of the cash payment in full of the Guaranteed Amounts and all other amounts payable under this clause 14 and the Final Maturity. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Amounts and all other amounts payable under this clause 14, whether or not due, in accordance with the terms of the Financing Documents, or be held as collateral security for any Guaranteed Amounts or other amounts payable under this clause 14 and thereafter arising. If (i) the Guarantor shall make payment of all or any part of the Guaranteed Amounts, (ii) all of the Guaranteed Amounts and all other amounts payable under this clause 14 shall be paid in full in cash and (iii) the Final Maturity shall have occurred, the Lender will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Amounts resulting from such payment by the Guarantor.

14.10    INDEMNITY

         As a separate, additional and continuing obligation, the Guarantor unconditionally and irrevocably undertakes with the Lender that, should the Guaranteed Amounts not be recoverable from the Guarantor under clause 14.1 for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any other provision of this Agreement being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding that it may have been known to the Lender, the Guarantor shall, as a sole, original and independent obligor, upon first written demand by the Lender under clause 14.1, make payment of the Guaranteed Amounts by way of a full indemnity in such currency and otherwise in such manner as is provided for in this Agreement and shall indemnify the Lender against all losses, claims, costs, charges and expenses to which they may be subject or which they may incur under or in connection with this Agreement.

15       FEES AND EXPENSES

15.1     UPFRONT FEE

         The Borrower will pay to the Lender for its own account an upfront fee in accordance with the terms of a letter dated the Signing Date between the Borrower and the Lender.

15.2     EXPENSES

         The Borrower shall on demand pay, in each case on the basis of a full indemnity:

         (A) to the Lender all reasonable expenses (including legal, printing, publicity and out-of-pocket expenses) reasonably incurred by the Lender in connection with the negotiation, preparation or completion of this Agreement and any related documents; and

         (B) to the Lender all expenses (including legal and out-of-pocket expenses) incurred by it in connection with any variation, refinancing, consent or approval relating to the Financing Documents or incurred by it in connection with the preservation, enforcement or the attempted preservation or enforcement of any of their rights under the Financing Documents or any related documents.

15.3     STAMP DUTY

         The Borrower shall pay any stamp, documentary and other similar duties and taxes to which the Financing Documents or any related documents (other than an assignment or transfer of the Lender's rights or obligations hereunder) may be subject or give rise in any relevant jurisdiction and shall fully indemnify the Lender from and against any losses or liabilities which any of them may incur as a result of any delay or omission by the Borrower to pay any such duties or taxes.

15.4     VALUE ADDED TAX

         The amounts stated in this Agreement to be payable by the Borrower are exclusive of United Kingdom value added tax ("VAT") and accordingly:

         (A) the Borrower shall pay any VAT properly chargeable in respect of supplies to the Borrower as contemplated by this Agreement (including any VAT chargeable by the Lender in respect of its supplies to the Borrower under this Agreement); and

         (B) in the case of goods or services supplied to the Lender as contemplated by this Agreement, the Borrower shall pay to the Lender by way of additional remuneration such amount as shall represent any associated VAT (whether charged by the supplier or suffered by reason of the reverse charge provisions contained in section 8 of the Value Added Tax Act 1994) to the extent that VAT is not, in the reasonable opinion of the Lender, otherwise recoverable as input tax.

16.      SET OFF

         Following an Event of Default, the Lender may at the same time as providing notice to the Borrower or the Guarantor combine, consolidate or merge all or any of the Borrower's or Guarantor's accounts with, and liabilities to, the Lender and may set off or transfer any sum standing to the credit of any such accounts in or towards satisfaction of any of the Borrower's or the Guarantor's, as the case may be, liabilities to the Lender under the Financing Documents, and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency and the Lender is hereby authorised to effect any necessary conversions at the Lender's own rate of exchange then prevailing.

17.      BENEFIT OF AGREEMENT

17.1     TRANSFER BY BORROWERS AND GUARANTORS

         Neither the Borrower nor the Guarantor may assign or transfer all or any part of the rights or obligations hereunder without the prior written consent of the Lender.

17.2     TRANSFER BY LENDER

         The Lender (the "TRANSFEROR") may at any time, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed) except in the case of any such transfer to another member of the group of companies to which the Lender belongs (provided that the Borrower has confirmed to the Lender that it is satisfied (which confirmation shall not be unreasonably withheld and shall be deemed to have been given if the Borrower has failed to respond to a request therefor within five Business Days of the date of receipt thereof) that interest payable to the transferee by the Borrower would be a tax deductible expense of the Borrower), in which case no such consent shall be required, transfer to any other bank or financial institution which is a Qualifying Bank (the "TRANSFEREE") the whole or any part of its rights and/or obligations under the Facility by the execution of a Transfer Certificate substantially in the form of Schedule 4. For the avoidance of doubt, any such transfer may be in whole or in part of the Transferor's Commitment but, if in part, in a minimum amount of $5,000,000 (unless the Borrower otherwise agrees at its absolute discretion) and provided that after such transfer such Transferor's Commitment shall not be less than $5,000,000 (or zero if the whole of such Transferor's Commitment is transferred). A Transfer Certificate shall only be valid if it is in writing signed by each of the Transferor and the Transferee and is contained in one document or two counterparts.

17.3     TRANSFER CERTIFICATES

(A) Each of the parties hereto agrees that, with effect from the date of the Transfer Certificate:

         (i) the Transferor shall cease to be entitled to the rights and shall be released from the obligations hereunder which are specified in the Transfer Certificate;

         (ii) the Transferee shall become a party hereto as a Lender entitled to rights and liable to observe obligations which differ from those referred to in (i) only insofar as the Transferee is entitled thereto and liable in respect thereof in place of the Transferor;

         accordingly, each of the parties hereto confirms that (a) the delivery by a Transferor to a Transferee of a Transfer Certificate signed by the Transferor constitutes an irrevocable offer by each of the parties hereto to accept the Transferee as a Lender party to this Agreement entitled to such rights and liable to observe such obligations as are mentioned in (ii) above, (b) such offer may be accepted by the execution of the Transfer Certificate by the Transferee and (c) the provisions of this Agreement shall apply to the contract between the parties hereto arising from the acceptance of such offer.

17.4     TRANSFEREES

         Each Transferee shall accept that none of the other parties hereto is in any way responsible for (a) the accuracy and/or completeness of any information supplied to the Transferee in connection herewith, (b) the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower or the Guarantor or the observance by the Borrower or the Guarantor of any of its obligations under this Agreement or any document relating hereto, or (c) the legality, validity, effectiveness, adequacy or enforceability of this Agreement or any document relating hereto or thereto and, save as otherwise expressly provided herein, none of such parties shall, or shall be deemed to be, the agent or trustee of such Transferee in connection herewith.

17.5     OFFICE

         The Lender shall make the Commitment available from, and may receive the benefit of any payment due to it under this Agreement at, its lending office(s) notified to the Borrower on or prior to the date of this Agreement. The Lender shall give the Borrower prior written notice of any change in any lending office (which may only be to another office or other offices in either the United Kingdom or the United States unless the Borrower and the Lender otherwise agree, such agreement on the part of the Borrower not to be unreasonably withheld or delayed).

17.6     CONFIDENTIALITY

         The Lender may disclose to a proposed assignee, transferee or sub-participant such information in its possession relating to the Borrower and Guarantor as it thinks appropriate but:

         (A) any such person must first undertake to the Lender and to the Borrower to keep such information confidential; and

         (B) nothing in this clause 17.6 shall permit the disclosure of any confidential information which the Borrower specifically provides in writing should not be disclosed to any person.

17.7     LIMITATION OF INCREASED COSTS

         Where the Lender assigns or transfers all or any part of its rights or obligations hereunder or changes its lending office for the purpose of this Agreement, the Borrower shall not be liable (other than where such change in its lending office was requested by the Borrower to pay any additional amounts under clauses 10.2 or 11.3 due to circumstances existing on the effective date of such assignment or transfer and which would not have been payable had no such change, assignment or transfer taken place.

17.8     SUB-PARTICIPATIONS

         The Lender shall not be required to notify any other party to this Agreement of a sub-participation of its rights and interests hereunder provided that nothing in this clause 17.8 gives any sub-participant any rights against the Borrower or Guarantor. The Borrower shall not be liable to pay any additional amounts under clause 10.2 or clause 11.3 arising as a direct consequence of any such sub-participation.

18.      FURTHER PROVISIONS

18.1     EVIDENCE OF INDEBTEDNESS

         In any proceedings relating to this Agreement a statement as to any amount due to the Lender under this Agreement which is certified as being correct by an officer of the Lender, shall, unless otherwise provided in this Agreement, be prima facie evidence that such amount is in fact due and payable.

18.2     APPLICATION OF MONEYS

         If any sum paid or recovered in respect of the liabilities of the Borrower under this Agreement is less than the amount then due, the Lender may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Lender shall determine.

18.3     RIGHTS CUMULATIVE: WAIVERS

         The rights of the Lender under this Agreement are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under the general law. The rights of the Lender in relation to the Facility (whether arising under this Agreement or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

18.4     NOTICES

         Except as otherwise stated herein, all notices or other communications hereunder to any party hereto shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when despatched (in the case of telex or fax) to such party addressed to it at its address, telex number or facsimile number:

         in the case of the Lender, the Borrower and the Guarantor as follows, or such a party may specify to all the other parties hereto in writing from time to time:

         The Lender                HSBC Bank plc
                                   27-32 Poultry
                                   London EC2P 2BX

                                   Facsimile No:     0207 260 4800/5310
                                   Attention:        Timothy J Coffey

         The Borrower              WPP Pearls Limited
                                   27 Farm Street
                                   London  W1X 6RD

                                   Facsimile No:     0207 4918417
                                   Attention:        Company Secretary

         The Guarantor             WPP Group plc
                                   27 Farm Street
                                   London  W1X 6RD

                                   Facsimile No:     0207 491 8417
                                   Attention:        Company Secretary

18.5     ENGLISH LANGUAGE

         All notices or communications under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

18.6     INVALIDITY OF ANY PROVISION

         If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

18.7     COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and such execution shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

18.8     CHOICE OF LAW

         This Agreement is governed by, and shall be construed in accordance with, the laws of England.

18.9     SUBMISSION TO JURISDICTION

(A)      (i)      For the benefit of the Lender, all the parties agree that
                  the courts of England are to have jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Agreement.

         (ii) The Borrower and the Guarantor irrevocably waive any objections on the ground of venue or forum non conveniens or any similar grounds.

         (iii) The Borrower and the Guarantor irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

18.10    CHANGE OF CURRENCY

(A) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

         (i) any reference in the Financing Documents to, and any obligations arising under the Financing Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender; and

         (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(B) If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably) specifies to be necessary be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

Signed by the authorised representatives of the parties.

                                   SCHEDULE 1

                          CALCULATION OF MANDATORY COST

(a) The Mandatory Cost for the Advance during each period in respect of which interest is payable under this Agreement is the rate expressed as a rate per annum determined by the Lender to be equal to the rate notified by the Lender and calculated in accordance with the following formula:

         F  x 0.01% per annum = Mandatory Cost
         ---------
            300

         where on the day of application of the formula:

         F is the charge payable by the Lender to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations but where for this purpose, the figure in paragraph 2.02b and 2.03b will be deemed to be zero expressed in pounds per (pound)1 million of the fee base of the Bank.

(b)      For the purposes of this Schedule 1:

         (i)      "FEE BASE" has the meaning given to it in the Fees
                  Regulations;

         (ii) "FEES REGULATIONS" means any regulations governing the payment of fees for banking supervision.

(c)      (i)      The formula is applied on the first day of each relevant
                  period.

         (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(d) If the Lender determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Lender shall notify the Borrower of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Lender shall, in the absence of manifest error, be binding on all of the Borrower, the Guarantor and the Lender.

                                   SCHEDULE 2

                      CREDIT REQUEST IN RESPECT OF ADVANCES

To:      [*the Lender]                           Date: [*          ], [20 [*  ]]

Dear Sirs,

TERM LOAN AGREEMENT DATED 14TH JANUARY, 2000
DRAWING NUMBER: [*                ]

1. We refer to clause 4 of the Term Loan Agreement. Terms defined in the Term Loan Agreement have the same meanings in this Credit Request.

2.       We wish to borrow the Advance with the following specifications:

         (a)      Drawing Date: [*                    ] [20[*  ]]

         (b)      Amount: [*                               ]

         (c)      Interest Period: [*                         ]

         (d)      Payment Instructions: [*                           ]

3. We confirm that the matters represented and warranted by the Borrower and the Guarantor set out in clause 8.2 of the Term Loan Agreement are true and accurate on the date of this Credit Request as if made with reference to the facts and circumstances now prevailing and that no Event or Default or Potential Event or Default has occurred and is continuing or would result from the Credit.

Yours faithfully,



[Authorised Signatory]

for and on behalf of
[Borrower]

                                   SCHEDULE 3

                                   CERTIFICATE

                       [Letterhead of Borrower/Guarantor]

To:       [*the Lender]

I [*name], the [Secretary] of [*name of Borrower/Guarantor] of [*address] (the "Company")

HEREBY CERTIFY that:

(i) attached hereto marked "A" are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

(ii) attached hereto marked "B" is a true and correct copy of [resolutions duly passed] at [a meeting of the Board of Directors] of the Company duly convened and held on [ ] 20[* ] approving the Term Loan Agreement to be entered into between (1) WPP Pearls Limited, (2) WPP Group plc and (3) [*the Lender] and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect; and

The following signatures are the true signatures of the persons who have been authorised to sign the Term Loan Agreement and to give notices and communications, including notices of drawing, under or in connection with the Term Loan Agreement.



Name                   Position                       Signature

*                      *
*                      *
*                      *

Signed: ......................
             [Secretary]

                                 """"""""""""""

                                   SCHEDULE 4

                          FORM OF TRANSFER CERTIFICATE

To:      [*the Lender]

                              TRANSFER CERTIFICATE

relating to a Term Loan Agreement (the "TERM LOAN AGREEMENT") dated 14th January, 2000 and made between (1) WPP Pearls Limited, (2) WPP Group plc, and
(3) the Lender. Terms defined in the Term Loan Agreement have the same meanings herein.

1. [Transferor Lender] (the "LENDER") (a) confirms that to the extent that details appear in the Schedule hereto against, as the case may be, the heading "LENDER'S COMMITMENT" and/or "Lender's Participation", such details accurately summarise, as the case may be, its participation in the Facility and (b) requests [Transferee Lender] (the "TRANSFEREE") to accept and procure the transfer to the Transferee of the portion specified in the Schedule of, as the case may be, its participation in the Facility by counter-signing and delivering this Transfer Certificate to the Lender at its address for the service of notices specified in the Term Loan Agreement.

2. The Transferee confirms that it has received a copy of the Term Loan Agreement together with such other documents and information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the execution, validity, enforceability, effectiveness, adequacy, accuracy or completeness of any such documents or information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, credit worthiness, affairs, status or nature of the Borrower or of any other party to the Term Loan Agreement.

3. The Transferee hereby undertakes with the Lender and each of the other parties to the Term Loan Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Term Loan Agreement will be assumed by it upon execution of this Transfer Certificate and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

5.       The Transferee confirms  as follows:

         (A) it will be beneficially entitled to its rights to principal and interest under the Agreement; and

         (B)      it is a Qualifying Bank as at the date of the transfer.

6. The Lender makes no representation or warranty and assumes no responsibility with respect to the execution, validity, enforceability, effectiveness or adequacy of the Term Loan Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or the Guarantor or for the performance and observance by the Borrower or the Guarantor or any other such party of any of its obligations under the Term Loan Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Lender hereby gives notice to the Transferee (and the Transferee hereby acknowledges and agrees with the Lender) that the Lender is under no obligation to purchase (or in any other manner to assume, undertake or discharge any obligation or liability in relation to) the portion transferred and referred to in the Schedule at any time after this Transfer Certificate shall have taken effect.

8. Following the date upon which this Transfer Certificate shall have taken effect, without limiting the provisions hereof, each of the Transferee and the Lender hereby acknowledges and confirms to the other that in relation to the portion transferred and referred to in the
         Schedule variations, amendments or alterations to any of the terms of any of the Term Loan Agreement and the Financing Documents arising in connection with any renegotiation or rescheduling of the obligations hereunder shall apply to and be binding on the Transferee alone.

9. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE

LENDER'S COMMITMENT                                       PORTION TRANSFERRED

Facility Commitment

LENDER'S PARTICIPATION


AMOUNT                             TERM                   PORTION TRANSFERRED

[Transferor Lender]                                       [Transferee Lender]
                                                          Address:
                                                          Telex:
By:                                                       By:

Date:                                                     Date:

                                   SIGNATORIES

THE BORROWER

WPP PEARLS LIMITED

By:  Paul Richardson



THE GUARANTOR

WPP GROUP PLC

By:  Paul Richardson



THE LENDER

HSBC BANK PLC

By:  Alan O Thomas

                            DATED 14TH JANUARY, 2000

                               WPP PEARLS LIMITED

                                  (as Borrower)

                                  WPP GROUP PLC

                                 (as Guarantor)

                         THE ROYAL BANK OF SCOTLAND PLC

                                   (as Lender)

                     ---------------------------------------

                               TERM LOAN AGREEMENT

                    ----------------------------------------










                                  ALLEN & OVERY

                                     London
                                   BK:713439.2

                                    CONTENTS


CLAUSES                                                                     PAGE

1.   Interpretation............................................................1
2.   Amount and Purpose of the Facility........................................7
3.   Conditions Precedent......................................................7
4.   Utilisation of Facility...................................................8
5.   Interest..................................................................8
6.   Repayment.................................................................9
7.   Prepayment and Cancellation..............................................10
8.   Representations and Warranties...........................................10
9.   Undertakings.............................................................12
10.  Changes in Circumstances.................................................18
11.  Payments.................................................................20
12.  Default..................................................................23
13.  Indemnity................................................................25
14.  Guarantee................................................................26
15   Fees and Expenses........................................................29
16.  Set Off..................................................................30
17.  Benefit of Agreement.....................................................30
18.  Further Provisions.......................................................32

SCHEDULES

1.   Calculation of Mandatory Cost............................................35
2.   Credit Request in respect of Advances....................................36
3.   Certificate..............................................................37
4.   Form of Transfer Certificate.............................................38

SIGNATORIES ..................................................................41


THIS AGREEMENT is made the 14th day of January, 2000.

BETWEEN:

1. WPP PEARLS LIMITED of 27 Farm Street, London, W1X 6RD as borrower (the "BORROWER");

2. WPP GROUP PLC of 27 Farm Street, London W1X 6RD as guarantor (the "GUARANTOR"); and

3. THE ROYAL BANK OF SCOTLAND PLC acting through its Corporate and Institutional Department of Waterhouse Square, 138-142 Holborn, London EC1N 2TH as lender (the "LENDER").

IT IS AGREED AS FOLLOWS:

1.   INTERPRETATION

1.1  DEFINITIONS

     In this Agreement each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:

     "ACCOUNTS RECEIVABLE FACILITY" means the receivables purchase facility in an amount, on 3rd July, 1998, of up to $350,000,000 under the pooling and servicing agreement dated 3 December, 1993 between Capital III Corp. as the seller, WPP Group USA Inc., as the servicer and Mellon Bank N.A., as the Trustee together with all related transaction documents as amended, increased, restated, extended, refinanced or replaced from time to time;

     "ACQUISITION" means the acquisition directly or indirectly (whether by one transaction or by a series of related transactions) of any interest whatsoever in the share capital (or equivalent) or the business or undertaking, or assets constituting a substantial part of the business or undertaking, of any company or other person other than a member of the Group;

     "ACQUISITION CASH LIMIT" means in relation to any financial year, an amount equal to the aggregate of:

     (i)  $500,000,000; and

     (ii) the amount by which Acquisition Cash Payments made in the preceding financial year fall short of the Acquisition Cash Limit for the preceding financial year but subject to a maximum amount equal to 20% of the Acquisition Cash Limit for that preceding financial year;

     "ACQUISITION CASH PAYMENT" means in relation to any financial year, any cash consideration in respect of an Acquisition (other than by way of assumption of debt not issued in contemplation of that Acquisition) paid by a member of the Group in that year, whether at the time of Acquisition or on a deferred basis pursuant to an Acquisition made prior to that financial year and including (i) cash payable upon redemption of preferred stock issued by way of consideration for any Acquisition and (ii) cash Earn-out Payments (but does not include cash raised by way of issuance of shares by a member of the Group for the purpose of or in connection with the Acquisition);

     "ADVANCE" means the amount made available to the Borrower hereunder in respect of the Facility by way of one advance (subject to clause 5.3) or the principal amount thereof for the time being outstanding;

     "APPLICABLE ACCOUNTING PRINCIPLES" means accounting principles and practices which at the Signing Date are generally accepted in the United Kingdom;

     "AVAILABILITY PERIOD" means the period commencing on the Signing Date and ending at the close of business in New York on the Final Drawing Date;

     "BACK TO BACK LOAN" means any loan or other financial accommodation made available to a member of the Group to the extent that the creditor:

     (a) has recourse directly or indirectly to a deposit of cash or cash equivalent investments beneficially owned by any member of the Group placed, as part of a related transaction, with that creditor (or an affiliate of that creditor) or a financial institution approved by that creditor on the basis that the deposit be available, directly or indirectly or

     (b) has granted a sub-participation, risk participation or similar arrangement,

     so as to reduce the economic exposure of the creditor to the Group, when looking at the related transactions together, to a net amount;

     "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open in London and New York City for the transaction of business of the nature required by this Agreement;

     "COMMITMENT" means $37,500,000 as reduced or cancelled from time to time in accordance with this Agreement;

     "CREDIT" means the Advance issued under the Facility;

     "CREDIT REQUEST" means a notice of drawing substantially in the form set out in Schedule 2 duly completed and signed in each case by the Borrower;

     "DOLLARS AND $" means the lawful currency of the United States of America;

     "DRAWING DATE" means the Business Day upon which the Credit is to be made available;

     "EARN-OUT PAYMENT" means any payment made or to be made to a former shareholder in a Subsidiary pursuant to arrangements made in connection with the acquisition of such Subsidiary by any member of the Group and related to the performance of that Subsidiary , including any payment in respect of loan notes issued to such former shareholder in connection with the said acquisition but excluding payments under Employee Incentive Plans;

     "ELIGIBLE COMPANY" means any of the Borrower and any other Subsidiary;

     "EMPLOYEE INCENTIVE PLAN" means any arrangement entered into by any member of the Group (other than Earn-out Payments) for the payment for services, acquisition or purchase of shares, warrants or other equity linked instruments of any kind (or options for any of the foregoing) or similar arrangements from any person (or any entity on behalf of or ultimately for the benefit of that person) primarily for the purpose of incentivising or compensating that person for services to any member of the Group in the nature of services of employment;

     "EVENT OF DEFAULT" means any of the events mentioned in clause 12.1;

     "EXCEPTIONAL ITEMS" has the meaning given to it in the Applicable Accounting Principles but shall exclude any items falling within the definition of Extraordinary Items;

     "EXTRAORDINARY ITEMS" has the meaning given to it in the Applicable Accounting Principles;

     "FACILITY" means the facility, the terms and conditions of which are set out in this Agreement;

     "FINAL MATURITY" means one year less one day from the Signing Date;

     "FINAL DRAWING DATE" the date falling 14 days after the Signing Date;

     "FINANCING DOCUMENTS" means this Agreement and any other document designated as such by the Lender and the Borrower in writing;

     "GROUP" means the Guarantor, the Borrower and the Subsidiaries;

     "GUARANTEED AMOUNTS" means any and all amounts whatsoever (including, without limitation, interest after the filing of a petition initiating a proceeding referred to in clause 12.1(F), whether or not such interest constitutes an allowed claim for the purposes of such proceeding) which are to be paid by the Borrower to the Lenderunder the Financing Documents;

     "HOLDING COMPANY" has the meaning ascribed to it in Section 736 of the Companies Act 1985;

     "INTEREST PAYMENT DATE" means for any Advance, the last day of an Interest Period and for any Interest Period longer than six months the date falling six months after the first day of such Interest Period and the last day of such Interest Period;

     "INTEREST PERIOD" means for any Advance, the period determined in accordance with clause 5.2;

     "L", "POUNDS" and "STERLING" means the lawful currency of the United Kingdom of Great Britain and Northern Ireland;

     "MANDATORY COST" means the cost to the Lender of compliance with the banking supervision or other costs imposed by the Financial Services Authority during each period in respect of which interest is payable under this Agreement expressed as a rate per annum and determined in accordance with Schedule 1;

     "MARGIN" has the meaning given thereto in clause 5.1;

     "MATERIAL SUBSIDIARY" means at any time, a Subsidiary whose consolidated revenues are at least 5% of the aggregate of the total consolidated revenues of all members of the Group. For this purpose:

     (i) in the case of a company which itself has subsidiaries, the calculation shall be made by using the consolidated revenues of it and its subsidiaries;

     (ii) the calculation of consolidated revenues shall be made by reference to:

          (a) the accounts of the relevant Subsidiary (consolidated where necessary) used for the purpose of the most recent audited consolidated accounts of the Borrower; and

          (b) the accounts of each member of the Group used for the purpose of those audited consolidated accounts of the Borrower;

     "OUTSTANDINGS" means all amounts for the time being outstanding under the Facility;

     "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice, expiry of any grace period or satisfaction of any other condition specified in clause 12.1 would constitute an Event of Default;

     "QUALIFYING BANK" means a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 (as in force at the date of this Agreement), which is within the charge to U.K. corporation tax as regards any interest received by it under this Agreement.

     "RATIO CERTIFICATE" means the certificate referred to in clause 9.5(B);

     "SECURITY INTEREST" means any mortgage, charge, pledge, lien or other security interest;

     "SIGNING DATE" means the date of signature of this Agreement;

     "SUBSIDIARY" means a subsidiary for the time being of the Guarantor and "SUBSIDIARIES" shall refer to all such subsidiaries;

     "TRANSFER CERTIFICATE" means a certificate substantially in the form of
     Schedule 4 delivered by a Lender to the Facility Agent pursuant to clause 17.3; and

     "U.S. SUBSIDIARY" means a Subsidiary incorporated under the laws of any State in the United States of America.

1.2  FINANCIAL DEFINITIONS

     In this Agreement the following expressions have the following meanings:

     "BORROWINGS" means:

     (A) moneys borrowed or raised (including, without limitation, amounts advanced under the Accounts Receivable Facility and any accounts receivable facility entered into on or after 3rd July 1998);

     (B) any liability under any bond, bill discounting facility, debenture, note or other similar debt security or under acceptance credit or note purchase facilities, letter of credit, subordinated debt or any amount raised pursuant to an issue of shares which are expressed to be redeemable (in cash or in instruments which would themselves constitute Borrowings) on or prior to Final Maturity;

     (C) any liability in respect of the acquisition cost of assets or services to the extent payable more than 120 days before or after the time of acquisition or possession thereof by the party liable but excluding any bona fide performance related cash consideration payable under Employee Incentive Plans or for an Acquisition calculated by reference to future profits in accordance with the current practice of the Group as at 3rd July, 1998;

     (D) the capital element of rentals payable under finance leases (required to be disclosed in accordance with S.S.A.P. 21) entered into primarily as a method of raising finance or financing the acquisition cost of the asset in question; and

     (E) any guarantee or other assurance against financial loss in respect of any indebtedness of the type specified in paragraphs (A) to (D) above (including any obligation to counter-indemnify any person in respect of the provision of any such guarantee (but only to the extent that Borrowings supported thereby are outstanding);

          but:

          (i) indebtedness owing or shares issued by one member of the Group to another member of the Group shall not be taken into account as Borrowings;

          (ii) interest (other than interest which is capitalised and which itself bears interest), acceptance commission and finance charges shall be excluded;

          (iii) Trade Debt and Back to Back Loans shall be excluded;

          (iv) no indebtedness shall be taken into account more than once (so that, for example, a guarantee shall be excluded to the extent that the indebtedness guaranteed thereby is taken into account); and

          (v) the obligations of any member of the Group in respect of any media guarantee issued otherwise than pursuant to this Agreement shall not be taken into account unless such media guarantee has been called upon in any way;

     "CONSOLIDATED EBITDA" means in respect of any financial period the Relevant Operating Profit of the Group for such financial period:

     (i) before deducting all depreciation and other amortisation and write-downs, including but not limited to, goodwill amortisation and brand write-downs;

     (ii) before taking into account all Extraordinary Items and Exceptional Items (in each case whether positive or negative);

     (iii) after deducting any gain over, and adding back any losses under, book value (including related goodwill) arising on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during such period and any gain or loss arising on revaluation of any asset during such period, in each case to the extent that it would otherwise be taken into account, whether as an Exceptional
           Item or otherwise;

     and for the purposes of the foregoing no item shall be effectively deducted or credited more than once in this calculation, all as determined on a consolidated basis by reference to the most recent financial statements and certificates delivered pursuant to clause 9.2(A) and (B);

     "FINANCIAL PERIOD" shall refer to each period of 12 months ending on 30th June and 31st December in each year;

     "INTEREST COVER RATIO" for any financial period in respect of the Group means (A) the aggregate of (1) Consolidated EBITDA and (2) Interest Receivable in relation to (B) Interest Expense;

     "INTEREST EXPENSE" means, in respect of any financial period, (A) the amount of interest (or equivalent consideration) accrued (on a consolidated basis) for or by way of interest or equivalent consideration on the Advances and other Borrowings of the Group as a whole including any interest or similar consideration paid or accrued or discounts given in respect of the sale or financing of Group accounts receivables and the amount of payments made under interest rate swap and cap agreements and similar interest rate hedging arrangements made by the Group as a whole (but excluding commitment fees, management fees, banking arrangement fees, agent's administration and participation fees (including those payable hereunder)) determined in accordance with accounting principles generally accepted under United Kingdom accounting standards, consistently applied less (B) the amount of payments from counterparties under interest rate swap and cap agreements and similar interest rate hedging arrangements receivable or received by the Group in respect of that period;

     "INTEREST RECEIVABLE" means, in respect of any financial period, interest income accrued during that period on financial deposits and similar assets of the Group on a consolidated basis;

     "RELEVANT OPERATING PROFIT" means, in respect of any financial period, the consolidated operating profits of the Group, as disclosed in or derived from the published or announced financial results of the Group;

     "TRADE DEBT" means:

     (a) obligations of any member of the Group to pay the purchase price of assets or services purchased by any member of the Group in the ordinary course of business including, without limitation, indebtedness incurred by any member of the Group in respect of any documentary letter of credit, bill of exchange or promissory note issued in respect of any such purchase;

     (b) indebtedness incurred by any member of the Group in respect of any bill of exchange or promissory note drawn on or by, or accepted, issued or endorsed by, any member of the Group in the ordinary course of business, including, without limitation, indebtedness in respect of any moneys raised by way of sale, discounting or otherwise in respect of any such bill or note; and

     (c) indebtedness incurred by any member of the Group in respect of any guarantee, indemnity, counter-indemnity or other assurance against financial loss or indebtedness of the type specified in paragraph (a) or (b) above, except to the extent that any indebtedness falling within paragraphs (a) to
     (c) above is treated as borrowings under accounting principles generally accepted under United Kingdom accounting standards, consistently applied.

1.3  CONSTRUCTION

(A) Except where the context otherwise requires, any reference in this Agreement to:

     any of the Financing Documents (including this Agreement) is to such Financing Document as it may be altered, amended, supplemented or novated from time to time;

     an "AGREEMENT" also includes a concession, contract, deed, franchise, licence, treaty or undertaking (in each case, whether oral or written);

     the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

     a "MONTH" is to a calendar month;

     "SUBSIDIARY" has the meaning ascribed thereto by section 736 Companies Act 1985 as amended, modified, replaced or re-enacted from time to time;

     words and expressions (including defined words and expressions) importing the singular include the plural and vice versa, those importing the masculine gender include the feminine and vice versa, and references to persons include references to companies and corporations and vice versa; and

     a "TIME" is to London time.

(B) Headings, sub-headings and the table of contents are for ease of reference only.

2.   AMOUNT AND PURPOSE OF THE FACILITY

2.1  AMOUNT

     The maximum amount for which the Facility is available is $37,500,000.

2.2  PURPOSE

     (a) The Facility shall be used for general corporate purposes including the refinancing of the $150,000,000 revolving facility agreement dated 15th October, 1999 arranged by Barclays Bank PLC.

     (b) Without prejudice to paragraph (a) above and the remaining provisions of this Agreement the Lender shall not be bound to enquire as to, nor shall it be responsible for, the application by the Borrower of the proceeds of the Advance.

3.   CONDITIONS PRECEDENT

3.1  CONDITIONS TO THE FACILITY

     The obligations of the Lender under this Agreement are subject to the Lender having received the following in each case in form and content satisfactory to it, that is to say:

     (A) a certificate in respect of the Borrower and the Guarantor signed by an officer of the Borrower and the Guarantor respectively substantially in the form set out in Schedule 3 and the documents therein referred to; and

     (B) a certificate of a director of the Guarantor confirming that utilisation in full of the Facility in accordance with its terms would not cause any borrowing limit on the Borrower or the Guarantor to be exceeded.

3.2  CONDITIONS TO UTILISATION

     Utilisation of the Facility is subject to the further conditions precedent that both on the date of the Credit Request and on the relevant Drawing
     Date:

     (A) no Event of Default or Potential Event of Default has occurred and is continuing or would occur as a result of making the Credit available or permitting the utilisation; and

     (B) each of the warranties deemed to be repeated in clause 8 remains accurate in all material respects at the Drawing Date as if given on that date by reference to the facts and circumstances then existing.

4.   UTILISATION OF FACILITY

4.1  ADVANCE

     Subject to the terms of this Agreement, the Borrower may on a Business Day during the Availability Period draw the Advance under the Facility by delivering to the Lender no later than 3.00 p.m. on the third Business Day prior to the proposed Drawing Date a duly completed Credit Request in the form set out in Schedule 2, specifying in respect of the proposed Advance:

     (A) the proposed Drawing Date, which shall be a Business Day falling on or prior to the Final Drawing Date; and

     (B) the amount of the Advance which shall be an amount of not less than $5,000,000 and an integral multiple of $1,000,000 thereafter or such other multiple as the Lender and the Borrower may agree and which shall not in any event at the time immediately preceding the Advance exceed the Commitment.

4.2  IRREVOCABILITY

     A Credit Request shall be irrevocable and, subject to the terms of this Agreement, the Borrower shall draw the Advance on the Drawing Date specified in the Credit Request.

5.   INTEREST

5.1  MARGIN

     The Margin for any Interest Period shall be 0.40 per cent. per annum.

5.2  DURATION OF INTEREST PERIODS

(A) The Interest Period in respect of the Advance shall be one month unless not later than 3.00 p.m. on the third Business Day before the first day of an Interest Period the Lender has received from the Borrower a notice selecting one, two, three, four, five or six months or such other period as has been agreed with the Lender.

(B) The Interest Period for the Advance shall commence on the date of that Advance.

(C) An Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(D)  No Advance shall have an Interest Period ending after the Final Maturity.

(E) The Borrower and the Lender may enter into such other arrangements as they may agree for the consolidation or splitting of Advances and Interest Periods.

5.3  NUMBER OF INTEREST PERIODS FOR FACILITY

     Subject to clause 5.2(E), the Borrower may, in the notice referred to in clause 5.2(A), elect to split the Advance into two or more Advances having different Interest Periods, notwithstanding that under the provisions of this Agreement the Borrower may only drawdown a single advance under the Facility.

5.4  RATE OF INTEREST FOR FACILITY

     The rate of interest payable on the Advance under the Facility for each Interest Period shall be the rate per annum determined by the Lender to be the aggregate of:

     (A)  the Margin; and

     (B)  (i)   the arithmetic mean (rounded to five decimal places with the mid-point rounded up) of the offered quotations in dollars for the required period which appear on the display for dollars on page 3740 or page 3750 of Telerate (or such other page as may replace such pages on such system for the purpose of displaying
                London Interbank Offered Rates of leading banks) as at 11.00 a.m. on the second Business Day before the commencement of that Interest Period; or

          (ii) if no such display rate is then available for dollars, the rate quoted by the Lender for the same period as that Interest Period to prime banks in the London Interbank Market at or about 11.00 a.m. on the second Business Day before the commencement of that Interest Period; and

     (C) the Mandatory Cost (if any).

5.5  PAYMENT OF INTEREST ON ADVANCES

     Interest shall be calculated on the basis of actual days elapsed (not counting within an Interest Period the last day of that Interest Period) and a year of 360 days and shall be paid on the Advance by the Borrower to the Lender in arrears on the Interest Payment Date in dollars.

5.6  LENDER'S CERTIFICATE

     In respect of the Advance the Lender shall notify the Borrower of the rate of interest as soon as it is determined under this Agreement. The certificate of the Lender as to a rate of interest shall, in the absence of manifest error, be conclusive.

6.   REPAYMENT

     The Borrower shall repay the Advance in full together with any outstanding interest that has accrued pursuant to clause 5 (Interest) and any other amounts owed to the Lender under this Facility on Final Maturity.

7.   PREPAYMENT AND CANCELLATION

7.1  VOLUNTARY PREPAYMENT

(A) The Borrower may, without premium, prepay the Advance made to it in whole or in part (but, if in part, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 or such other minimums and multiples in the currency concerned as the Lender and Borrower may agree), provided that the Borrower has given the Lender not less than ten days' prior notice stating the principal amount of the Advance to be prepaid.

(B) Any prepayment under this clause 7.1 shall be made together with accrued interest and all other amounts due under this Agreement in respect of the prepayment.

7.2  CANCELLATION OF FACILITY

     The Borrower may, without premium, cancel the undrawn part of the Facility (in respect of which no Credit Request has been served), in whole or in part (being in a minimum amount of $5,000,000 and an integral multiple of $1,000,000) provided that it has given the Lender not less than ten days' prior written notice stating the principal amount to be cancelled. During such ten day period the Borrower may not purport to draw or utilise all or any part of the amount the subject of such notice of cancellation.

7.3  IRREVOCABILITY

     Any notice under clause 7.1 or 7.2 shall be irrevocable. The amount of any prepayment shall become due and payable on the applicable date. No amount cancelled under clause 7.1 or 7.2 may subsequently be reinstated.

7.4  CURRENCY

     Prepayment shall be made in dollars .

8.   REPRESENTATIONS AND WARRANTIES

8.1  ON SIGNING

     The Borrower and the Guarantor acknowledge that the Lender has entered into the Financing Documents in full reliance on representations by the Borrower and the Guarantor in the following terms; and the Borrower and the Guarantor warrant to the Lender in respect of itself, and the Guarantor warrants to the Lender in respect of itself and of the Borrower that as of the Signing Date:

     (A) STATUS: it is duly incorporated with limited liability and validly existing under the laws of its place of incorporation;

     (B) POWERS AND AUTHORISATIONS: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted, and sign and deliver, and perform the transactions contemplated in, the Financing Documents to which it is a party and the Financing Documents to which it is a party constitute valid and binding obligations of it enforceable in accordance with their terms subject to general equitable principles, insolvency, liquidation and other laws affecting creditors' rights generally;

     (C) NON-VIOLATION: neither the signing and delivery of the Financing Documents to which it is a party nor the performance of any of the transactions contemplated in any of them does or will contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in, (i) any law by which it or any of its assets is bound or affected, (ii) any document which contains or establishes its constitution, or (iii) any agreement to which it is a party or by which any of its assets is bound which has had or would be reasonably likely in any such case materially and adversely to affect its ability to observe and perform its obligations under the Financing Documents;

     (D) CONSENTS: no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity or enforceability of the liabilities and obligations of it or the rights of the Lender under the Financing Documents;

     (E)  NO DEFAULT:

          (i) no Event of Default has occurred which is continuing under this Agreement; and

          (ii) no event has occurred which constitutes a contravention of, or default in any material respect under, any agreement or instrument (other than the Financing Documents) by which it or any of its assets is bound or affected, being a contravention or default which has had or would be reasonably likely either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely affects the ability of the Borrower and the Guarantor as a whole to observe or perform their obligations under the Financing Documents;

     (F) LITIGATION: no litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either (i) to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or (ii) materially and adversely to affect the ability of the Borrower and the Guarantor as a whole to observe or perform their obligations under any Financing Documents or (iii) to impair the validity or enforceability of this Agreement or any other Financing Document, is presently in progress or pending or, to the knowledge of the Borrower or the Guarantor, threatened against any member of the Group or any of their assets;

     (G) ACCOUNTS: the audited consolidated financial statements (including the profit and loss, cash flow statement and balance sheet) of the Group for the year ended 31st December, 1998 have been prepared on a basis consistently applied in accordance with generally accepted accounting principles and practices in England and Wales and give a true and fair view of the results of the operations of the Group for that year and the state of the affairs of the Group at that date: since that date there has been no material adverse change in the consolidated financial condition of the Group as shown in such statements;

     (H) INVESTMENT COMPANY ACT: none of the Borrower, the Guarantor or their respective subsidiaries is an "investment company" or an "affiliated person" or, "promoter" or "principal underwriter" for an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended; and

     (I) PUBLIC UTILITY HOLDING COMPANY ACT: none of the Borrower or the Guarantor is a holding company or a subsidiary company of a holding company or an affiliate of a holding company or of a subsidiary company of a holding company within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

8.2  AFTER SIGNING

     The Borrower and the Guarantor shall be deemed to represent and warrant in respect of itself, and the Guarantor shall be deemed to warrant in respect of itself and the Borrower, to the Lender on the Drawing Date, with reference to the facts and circumstances then subsisting, that each of the representations and warranties contained in paragraphs (A), (B), (C), (E),
     (H) and (I) remains correct.

9.   UNDERTAKINGS

9.1  DURATION

     The undertakings in this clause shall remain in force from so long as any amount is or may be outstanding under the Facility or the Commitment is in force.

9.2  INFORMATION

     The Borrower and the Guarantor will furnish or procure to be furnished to the Lender:

     (A) as soon as practicable (and in any event within 180 days after the close of each of the Guarantor's financial years) the audited consolidated accounts of the Group for that year;

     (B) as soon as practicable (and in any event within 90 days of the end of each half year of the Guarantor's financial year) the published unaudited interim consolidated accounts of the Group;

     (C) together with the statements specified in paragraph (A) above, a certificate signed by any one of the Group Finance Director and the Chief Executive of the Guarantor (or the equivalent from time to time) without personal liability as to whether the consolidated revenues for that financial year of any operating Subsidiary shall have exceeded 5% of the consolidated revenues of the Group for that financial year (and, if so, identifying the Subsidiary or Subsidiaries concerned);

     (D) promptly, all notices, other documents or information despatched by the Guarantor to its shareholders generally (or any class thereof) or its creditors generally (or any class thereof);

     (E) promptly, such further information in the possession or control of the Borrower, the Guarantor or of any of their respective Material Subsidiaries regarding the financial condition or operations of the Borrower, the Guarantor or any of their respective Material Subsidiaries, as the Lender may reasonably request; and

     (F) details of any litigation, arbitration or administrative proceedings, which, if adversely determined, would be reasonably likely to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely to affect the ability of the Borrower or the Guarantor to observe or perform its obligations under the Financing Documents and which affect the Borrower or the Guarantor or the Group as a whole, as soon as the same are instituted, or, to the knowledge of the Borrower or the Guarantor, are threatened.

     All accounts and statements required under this clause shall be prepared in accordance with Applicable Accounting Principles consistently applied and shall give a true and fair view of the state of affairs of the Group and of the profit and cash flows of the Group and in the case of unaudited accounts and statements shall be prepared in a manner which is consistent with the audited consolidated accounts of the Group except to comply with changes in accounting practice or as noted therein.

     Any audited consolidated accounts of the Group delivered or to be delivered to the Lender under this Agreement shall be prepared in all material respects in accordance with the Applicable Accounting Principles and applicable accounting policies which were applied in the audited consolidated accounts for the year ended 31 December, 1998 save for any changes to comply with changes in the law or in such Applicable Accounting Principles consistently applied. If there are any changes in law or in United Kingdom accounting standards as described above:

     (i) if material to the calculation of the financial ratios and covenants in this Agreement, the Borrower shall promptly so advise the Lender and provide details of the difference and the reasons therefor;

     (ii) on request of the Lender, the Borrower and the Lender shall negotiate in good faith with a view to agreeing such amendments to clause 9.3 and/or the definitions of any of or all of the terms used therein as are necessary, in the opinion of the Lender, to give the Lender comparable protection to that contemplated on the Signing Date.

9.3  FINANCIAL RATIOS

(A) The Guarantor undertakes that it will procure that the Interest Cover Ratio for each period of twelve consecutive months ending on 30th June and 31st December in each year will equal or exceed 4.0.

(B) The Guarantor undertakes that it will procure that, as at 30th June and 31st December in each year, the financial condition of the Group shall be such that the ratio of the Borrowings of the Group on a consolidated basis to Consolidated EBITDA shall not exceed 3.5 to 1.

9.4  NOTIFICATION OF DEFAULT

     The Borrower and the Guarantor will notify the Lender in writing of any Event of Default or Potential Event of Default forthwith upon becoming aware thereof.

9.5  COMPLIANCE CERTIFICATES

     The Guarantor will no later than the time of the delivery of the accounts specified in paragraphs (A) and (B) of clause 9.2 (and, in relation to a certificate dealing with the matters referred to in paragraph (A) below, also promptly at the request of the Lender from time to time) furnish the Lender with:

     (A) a certificate signed by any two of the Company Secretary, the Director of Group Treasury (or equivalent from time to time) and the executive directors of the Guarantor certifying on behalf of the Guarantor without personal liability that no Event of Default or Potential Event of Default has occurred and is continuing or, if the same has occurred, specifying the Event of Default or Potential Event of Default and the steps being taken to remedy the same; and

     (B) a certificate (a "RATIO CERTIFICATE") signed by either of the Group Finance Director and the Chief Executive of the Guarantor certifying without personal liability, as at the end of the period to which the relevant accounts relate, compliance with the covenants in clause 9.3 and 9.14 or, if such covenants have not been met, specifying the same and, in each case, setting out in reasonable detail the relevant computations.

9.6  CONSENTS

     The Borrower and the Guarantor will use its best endeavours to obtain and promptly renew from time to time, and will promptly furnish certified copies to the Lender of, all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under the Financing Documents or required for the validity or enforceability of the Financing Documents and the Borrower and the Guarantor shall comply with the terms of the same.

9.7  PARI PASSU RANKING

     The Borrower and the Guarantor undertakes that, subject as set out herein, its obligations under the Financing Documents do and will rank at least pari passu with all its other present and future unsecured obligations other than obligations in respect of national, provincial and local taxes and employees' remuneration and taxes and for certain other statutory exceptions.

9.8  NEGATIVE PLEDGE

     The Borrower undertakes that with effect from drawdown of the Facility the Borrower and the Guarantor will not create, suffer or permit to subsist (and will procure that none of the Subsidiaries will create, suffer or permit to subsist) any Security Interest on the whole or any part of its respective present or future assets except for the following:

     (A) Security Interests created with the prior written consent of the Lender;

     (B) Security Interests arising by operation of law in the ordinary course of business including, without limitation, statutory liens and encumbrances;

     (C) any Security Interest over the assets and/or revenues of a company which became or becomes a Subsidiary of the Borrower or the Guarantor after the Signing Date and which Security Interest is in existence or contracted to be given as at the date it becomes a Subsidiary (and which was not created in contemplation of it becoming a Subsidiary) provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the date it becomes a Subsidiary but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at that date and provided that the amount secured under any such Security Interest shall not be increased beyond the amount secured at the date the company becomes a Subsidiary;

     (D) those Security Interests existing at the Signing Date over the assets and/or revenues of a Subsidiary (whether or not it is the Borrower or the Guarantor), provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the Signing Date but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at the Signing Date;

     (E) Security Interests securing the performance of bids, tenders, bonds, leases, contracts (other than in respect of Borrowings), statutory obligations, surety, customs and appeal bonds and other obligations of like nature (but not including obligations in respect of Borrowings) incurred in the ordinary course of business provided that the aggregate amount secured under such Security Interests shall not, at any time, exceed $20,000,000 save that such aggregate amount may be exceeded with the prior written consent of the Lender;

     (F) Security Interests arising out of judgments or awards which are being contested in good faith and with respect to which an appeal or proceeding for review has been instituted or the time for doing so has not yet expired;

     (G) Security Interests upon any property which are created or incurred contemporaneously with the acquisition of such property to secure or provide for the payment of any part of the purchase price of such property (but no other amounts), provided that any such Security Interest shall not apply to any other property of the purchaser thereof and provided further that the aggregate amount of all liabilities secured by this paragraph (G) shall not, at any time, exceed $25,000,000;

     (H) any Security Interest arising out of title retention provisions in a supplier's conditions of supply of goods or services acquired by a member of the Group in the ordinary course of its business;

     (I) any right of any bank or financial institution of combination or consolidation of accounts or right to set-off or transfer any sum or sums standing to the credit of any account (or appropriate any securities held by such bank or financial institution) in or towards satisfaction of any present or future liabilities to that bank or financial institution;

     (J) any Security Interest securing indebtedness re-financing indebtedness secured by Security Interests permitted by paragraphs (C), (D) or (G) above or this paragraph (J) provided that (except to the extent otherwise permitted by paragraph (A)) the maximum principal amount of the indebtedness secured by such Security Interests is not increased and such Security Interests do not extend to any assets which were not subject to the Security Interests securing the re-financed indebtedness;

     (K) any Security Interest created by a member of the Group which is neither the Borrower nor the Guarantor securing banking facilities over accounts receivable (or book debts) outside the U.K. or the U.S.A.;

     (L) any other Security Interest created or outstanding on or over any assets of any member of the Group provided that the aggregate outstanding amount secured by all Security Interests created or outstanding under this exception in this paragraph (L) shall not at any time exceed $40,000,000 or its equivalent and further provided that no single such Security Interest under this paragraph (L) shall secure an aggregate principal amount exceeding $10,000,000 or its equivalent; and

     (M) any Security Interest arising out of any of the Accounts Receivable Facility or Back to Back Loans.

9.9  DISPOSALS

     The Borrower and the Guarantor will not, without the prior written consent of the Lender (which may be given subject to conditions), and each of them will procure that none of its Subsidiaries will sell, transfer, lease or otherwise dispose of all or any substantial part of their respective assets except on an arm's length basis and for a fair market value or to another member of the Group.

9.10 CHANGE OF BUSINESS

     Except with the prior written consent of the Lender, the Borrower and the Guarantor will not, and each will procure that none of its respective Material Subsidiaries will, make any change in its business as presently conducted, or carry on any other business other than its business as presently conducted or business consisting of allied or related activities, provided that this prohibition shall not apply unless such change of business or other business alters the nature of the business of the Group as a whole.

9.11 MERGERS

     Neither the Borrower nor the Guarantor will without the prior written consent of the Lender enter into any merger or consolidation if the effect thereof would be to alter the legal personality or identity of such Borrower or Guarantor except that the Borrower or the Guarantor may merge or consolidate with or into any other Subsidiary which is in the same jurisdiction as the Borrower or Guarantor (as the case may be) provided that from the date on which the merger or consolidation takes effect the Borrower or Guarantor is the legal entity surviving the merger or the legal entity into which it shall be merged or the legal entity which is formed by such consolidation shall assume its obligations hereunder in an agreement or instrument satisfactory in form and substance to the Lender.

9.12 INSURANCE

     The Borrower and the Guarantor will, and will procure that each of its respective Material Subsidiaries will, effect and maintain such insurance over and in respect of its respective assets and business and in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or a similar business and in the same or similar localities.

9.13 LIMITATION ON BORROWINGS OF SUBSIDIARIES

     The Guarantor and the Borrower will not permit any of their Subsidiaries to create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) other than:

     (A)  Borrowings under this Agreement;

     (B)  any Borrowings of any Subsidiary owing to another member of the Group;

     (C) Borrowings under the Consolidated Revolving Facility Agreement dated 3rd July, 1998 and made between WPP Group plc and the other Borrowers named therein, the Guarantors, the Facility Agent, the Lenders and the Arrangers (all as named therein);

     (D) Borrowings under the Revolving Facility Agreement dated 15th October, 1999 and made between Moveability Limited (as Borrower), WPP Group plc and the other Guarantors named therein, the Facility Agent, the Lenders and the Arrangers (all as named therein);

     (E) Borrowings by a Subsidiary whose main business is to operate as a finance company for the Group; and

     (F)  additional Borrowings of Subsidiaries to the extent that:

          (i) no individual Material Subsidiary has or will create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) with an aggregate principal amount exceeding an amount equal to 15 per cent. of Consolidated EBITDA; and

          (ii) the aggregate principal amount of Borrowings of all Subsidiaries permitted under this sub-clause (E) does not exceed an amount equal to 25 per cent. of Consolidated EBITDA,

          in each case for the financial period most recently ended from time to time in respect of which financial results of the Group have been published or announced.

9.14 GROUP ACQUISITIONS

     The Guarantor will procure that the aggregate maximum value of all Acquisition Cash Payments paid in any financial year (as reduced by the aggregate amount of (i) any cash recorded in the balance sheet or financial records of the company, business, undertaking or other person the subject of the Acquisition as at the last day of the financial year of that company or business most recently ended or, at the option of the Guarantor, upon completion of the Acquisition and (ii) cash proceeds of any disposals of any business or undertaking by any member of the Group received during that financial year) shall not, without the consent of the Lender, exceed the Acquisition Cash Limit.

10.  CHANGES IN CIRCUMSTANCES

10.1 ILLEGALITY

     Where the introduction, imposition or variation of any law, regulation or treaty or any change in the interpretation or application of any law, regulation or treaty makes it unlawful for the Lender to make available or fund or maintain the Facility or to carry out all or any of its other obligations under this Agreement or to charge or receive interest or fees or commissions at the rate applicable under this Agreement:

     (A)  the Lender shall notify the Borrower; and

     (B) (i) the Borrower shall forthwith prepay any Advance made to it by the Lender together with all other amounts payable by it to the Lender under this Agreement; and

          (ii) the Lender's Commitment shall be cancelled.

10.2 INCREASED COSTS

     Where the Lender determines that the introduction or variation of any law or any change in the interpretation or application thereof, or compliance with any request (whether or not having the force of law) from any central bank or other fiscal, monetary or other authority would increase the cost to the Lender of making or maintaining or funding the Commitment or reduce the amount of any sum received or receivable by it in respect of the Commitment or oblige it to make any payment or forgo any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by it from a Borrower in respect of the Commitment or reduce the effective return to it under the Commitment, then:

     (A) the Lender shall notify the Borrower of such event promptly upon its becoming aware of such event; and

     (B) the Borrower shall on demand pay to the Lender such amounts as the Lender from time to time and at any time (including after a prepayment of the Lender's participation) notifies the Borrower to be necessary to compensate it for such increased cost, reduction, payment or forgone interest or return,

     Provided that this clause 10.2 shall not apply to or in respect of:

     (i) any change in, or in the rate of, tax on overall net income of the Lender;

     (ii)  any circumstances referred to in clause 11.3;

     (iii) any increased costs, reduction in return payment or forgone interest arising as a result of breach by the Lender of any request or requirement of any fiscal, monetary or other regulatory authority.

10.3 MARKET DISRUPTION

     If:

     (A) the Lender determines that, by reason of circumstances affecting the London Interbank market generally, reasonable and adequate means do not or will not exist for ascertaining under clause 5.4 a rate of interest applicable to the Advance; or

     (B) the Lender determines that deposits in dollars are not in the ordinary course of business available in the London Interbank market for a period equal to the forthcoming Interest Period in amounts sufficient to fund their participations in an Advance, the Lender shall give written notice (a "SUSPENSION NOTICE") of such determination or notification to the Borrower, and the following provisions shall apply:

     (i) If a Suspension Notice relates to the Advance which has not yet been made hereunder, then the Lender shall not be obliged to make such Advance hereunder until written notice to the contrary is given by the Lender to the Borrower. Notwithstanding the service of such Suspension Notice, the Lender's Commitment shall remain in force and during the period of thirty days from such Suspension Notice, the Lender shall consult regularly in good faith with the Borrower with a view to agreeing to an alternative basis for the making of such Advance. If such alternative basis is agreed between the Borrower and the Lender, it shall apply in accordance with its terms.

     (ii) If a Suspension Notice relates to the Advance outstanding at the time of a Suspension Notice, during the period of thirty days from such Suspension Notice, the Lender shall, in consultation with the Borrower, certify to the Borrower an alternative basis (in this Agreement referred to as the "SUBSTITUTE BASIS") for maintaining the participation of the Lender in the Advance. Without limitation, such Substitute Basis may be retroactive to the beginning of the Interest Period to which the Suspension Notice relates, and may include an alternative method of fixing the interest rate (which shall reflect the cost to the Lender of funding its participation in such Advances from other sources plus the Margin), alternative Interest Periods or alternative currencies for its participation in such Advance. Each Substitute Basis so certified shall be binding upon the relevant Borrower and the Lender and shall be treated as part of this Agreement.

    (iii) So long as any Substitute Basis is in force, the Borrower and the Lender certifying a Substitute Basis, shall from time to time, but not less often than monthly and at the Borrower's request, review whether or not the circumstances referred to in clause 10.3(i) or (ii) above (as the case may be) still prevail with a view to returning to the normal provisions of this Agreement.

10.4 MITIGATION

     If circumstances arise in respect of the Lender which would, or would upon the giving of notice, result in:

     (A) the Borrower being obliged to pay to the Lender additional amounts pursuant to clause 10.2 or any amounts pursuant to clause 11.3; or

     (B)  an alternative basis applying for the purposes of clause 10.3; or

     (C) the Borrower being obliged to repay the Lender's participation in the Advance pursuant to clause 10.1,

     then, without in any way limiting, reducing or otherwise qualifying such Borrower's obligations under clauses 10 and 11, the Lender shall, in consultation with the Borrower, endeavour to take such reasonable steps as may be open to it to mitigate or remove such circumstances, including without limitation the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower, unless to do so might (in the opinion of the Lender) be prejudicial to the Lender or would conflict with the Lender's general banking policies.

10.5 CERTIFICATES

     Any determination or notification by the Lender concerning any matter referred to in this clause shall, in the absence of manifest error, be conclusive evidence as to that matter and shall be binding on the Borrower and the Lender.

11.  PAYMENTS

11.1 BY THE BORROWER AND THE GUARANTOR

     All payments to be made by the Borrower or the Guarantor under this Agreement for the account of the Lender shall be made in immediately available funds not later than twelve noon on the relevant day to such account as the Lender may have notified to the Borrower.

11.2 BY THE LENDER

     All amounts to be advanced by the Lender to the Borrower under this Agreement shall be remitted in immediately available funds not later than 12 noon on the relevant day to the Borrower by payment to the account and bank which are specified in the relevant Credit Request.

11.3 WITHHOLDINGS

     All payments by the Borrower or the Guarantor under this Agreement whether in respect of principal, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is on account of taxes imposed or levied by any jurisdiction in which the Borrower or the Guarantor is incorporated or through which any payment is made and is required by law, in which event (unless the Lender otherwise agrees with the Borrower) the Borrower or the Guarantor shall:

     (A) ensure that the deduction or withholding does not exceed the minimum amount legally required (based on the details of the Lender provided to the Borrower or Guarantor by the Lender);

     (B) forthwith pay to the Lender such additional amount so that the net amount received by that Lender will equal the full amount which would have been received by it had no such deduction or withholding been made;

     (C) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

     (D) furnish to the Lender concerned, within the period for payment permitted by the relevant law, either an official receipt of the relevant taxation authorities involved in respect of all amounts so deducted or withheld or if such receipts are not issued by the taxation authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

     The obligation on the Borrower or Guarantor to pay an additional amount under this clause 11.3 shall not apply to the extent that the tax deducted is:

     (i) tax on the overall income of the Lender save to the extent that such tax is collected by way of withholding from the relevant payment from which the deduction must be made; or

     (ii) tax that would not be imposed but for the connection between the Lender and the jurisdiction (other than the United Kingdom) imposing such tax other than a connection arising as a result of the Lender entering into this Agreement.

11.4 U.K. TAXES

     If the Lender:

     (i)  at the Signing Date is not a Qualifying Bank; or

     (ii) ceases to be a Qualifying Bank after the Signing Date,

     otherwise than as a result of any introduction of or change in or in the interpretation, administration or application by the English courts or the Inland Revenue of any relevant law or any relevant practice or concession of the Inland Revenue after the Signing Date, then the Borrower shall not be liable to pay to the Lender any amount under this clause 11 in excess of the amount they would have been obliged to pay if the Lender had been (i) a bank, as so defined at the date of the relevant Advance, and (ii) beneficially entitled to such interest and within the charge to United Kingdom corporation tax as respects such interest at the time such interest is paid.

11.5 TAX CREDITS

     If the Borrower or the Guarantor pays any additional amount (a "TAX PAYMENT") under clause 11.3 and the Lender effectively obtains a refund of tax or credit against tax on its overall net income by reason of that Tax Payment (a "TAX CREDIT") and the Lender is able to identify such Tax Credit as being attributable to such Tax Payment, then the Lender shall reimburse to the Borrower or, as the case may be, the Guarantor such amount as it shall determine to be the proportion of such Tax Credit as will leave the Lender, after that reimbursement, in no better or worse position than it would have been in if that Tax Payment had not been required. The Lender shall have absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so. The Lender shall not be obliged to disclose any information regarding its tax affairs or computations to the Borrower or the Guarantor.

11.6 DATE

     If any payment under this Agreement would otherwise be due on a day which is not a Business Day, it shall be due on the next succeeding Business Day or, if that Business Day falls in the following month of the year, on the preceding Business Day.

11.7 DEFAULT INTEREST

(A) If the Borrower fails to pay any amount in accordance with this Agreement, the Borrower shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is the sum of (a) the Margin plus 1% and (b) the rate, (as determined by the Lender), for a deposit of an amount comparable to the defaulted amount, offered to the Lender in the London Interbank market, for such period as the Lender may from time to time select, at or about 11.00 a.m. (London time) on the Business Day succeeding that on which the Lender becomes aware of the default for value two Business Days later and (c) the Reserve Asset Costs (if any).

(B) If an amount unpaid in accordance with this Agreement in respect of the Facility, is of principal due on a day during, but not the last day of, an Interest Period relating thereto, the period selected by the Lender under clause 11.7(A) shall equal the unexpired portion of the Interest Period and there shall be substituted for the rate specified in clause 11.7(A) the rate of 1% above the rate calculated in accordance with clause 5.4 and applicable to the unpaid amount immediately before it fell due.

(C) Interest under this clause shall accrue daily on the basis of a year of 360 days from and including the first day to the last day of each period for which a rate of interest is determined as aforesaid and shall be due and payable by the Borrower at the end of each such period. So long as the default continues, the rate referred to in clause 11.7(A) shall be calculated on a similar basis at the end of each period selected by the Lender and notified to the Lenders and interest payable under this sub-clause which is unpaid at the end of each such period shall thereafter itself bear interest at the rates provided in this sub-clause.

11.8 JUDGMENT CURRENCY

     If, under any applicable law, whether as a result of a judgment against the Borrower or the Guarantor or the liquidation of the Borrower or the Guarantor or for any other reason, any payment under or in connection with the Facility is made or is recovered in a currency (the "OTHER CURRENCY") other than that in which it is required to be paid hereunder (the "ORIGINAL CURRENCY") then, to the extent that the payment to the Lender (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, the Borrower or the Guarantor shall as a separate and independent obligation, fully indemnify the Lender against the amount of the shortfall; and for the purposes of this sub-clause "RATE OF EXCHANGE" means the rate at which the Lender is able on the relevant date to purchase the original currency in London with the other currency.

12.  DEFAULT

12.1 EVENTS

     If (whether or not caused by any reason outside the control of the Borrower or the Guarantor):

     (A) the Borrower or the Guarantor does not pay on the due date (or, in the case of amounts other than principal, within three Business Days thereafter) any amount payable by it under any of the Financing Documents at the place and in the currency expressed to be payable (unless such failure results solely from a technical problem in relation to the transfer of funds for which the Borrower or the Guarantor is not responsible and is remedied within five days of the due date); or

     (B) the Borrower or the Guarantor fails to comply in any material respect with any other provision of any of the Financing Documents and, other than in the case of clause 9.3, if such default is capable of prompt remedy within 30 days after the Borrower or Guarantor shall have given notice of such default pursuant to clause 9.4 (or, if earlier, the date on which the Lender shall have given notice to the Borrower of such default) the Borrower or Guarantor shall have failed to cure such default; or

     (C) any representation, warranty or written statement made or deemed to be repeated in, or in connection with, this Agreement or in any other Financing Document or in any certificate delivered by or on behalf of any Borrower or any Guarantor in writing under any of the Financing Documents is incorrect in any material respect when made or deemed to be repeated, or, in respect of those specified in clause 8.2, would be if repeated at any time; or

     (D) any other present or future Borrowings of a principal amount exceeding in the aggregate $20,000,000 or the equivalent sum in any other currency of any member of the Group shall become due and payable or capable of being declared due and payable prior to the due date thereof as a result of a default or any such Borrowings shall not be paid on the due date thereof (or, if a grace period was originally provided for in the document evidencing or constituting such Borrowing, within any applicable grace period therefor) or any Security Interest over any assets of any member of the Group and securing a principal amount exceeding $20,000,000 shall be or become enforceable; or

     (E) any Borrower, Guarantor or Material Subsidiary is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended by order under section 416 or otherwise), or any Borrower, Guarantor or Material Subsidiary becomes unable to pay its debts as they fall due, or any Borrower, Guarantor or Material Subsidiary suspends making payments (whether of principal or interest) with respect to all or any class of its debts or announces an intention to do so; or

     (F) an application for an administration order in relation to any Borrower, Guarantor or Material Subsidiary is presented to the court by any such company or its directors or the supervisor of a voluntary arrangement relating to any Borrower, Guarantor or Material Subsidiary or such an order is made on the application of a creditor of any Borrower, Guarantor or Material Subsidiary or any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution to present an application for such an order; or

     (G) any kind of composition, scheme of arrangement, compromise or arrangement involving any Borrower, Guarantor or Material Subsidiary and its creditors generally (or any class of them) is proposed by the company concerned; or

     (H) any administrative or other receiver or any manager of any Borrower, Guarantor or Material Subsidiary or all or a substantial part of any of its property is appointed, or the directors of any Borrower, Guarantor or Material Subsidiary request any person to appoint such a receiver or manager, or any kind of attachment (except prejudgment attachment), sequestration, distress or execution against any Borrower, Guarantor or Material Subsidiary or all or a substantial part of its property is levied or sued out and not discharged within 30 days; or

     (I) any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution for (or to petition for) its winding up, or any Borrower, Guarantor or Material Subsidiary passes such a resolution, or any Borrower, Guarantor or Material Subsidiary or any other person (except its creditor) presents any petition for the winding up of any Borrower, Guarantor or Material Subsidiary, or an order for the winding up of any Borrower, Guarantor or Material Subsidiary is made on the petition of any of its creditors; or

     (J) there occurs in relation to any Borrower, Guarantor or Material Subsidiary in any country or territory in which it carries on business or to the jurisdiction of whose courts it or any of its property is subject any event which reasonably appears to the Majority Lenders to correspond in that country or territory with any of those mentioned in paragraphs (E) to (I) inclusive above or any Borrower, Guarantor or Material Subsidiary otherwise becomes subject, in any such country or territory, to any law relating to insolvency, bankruptcy or liquidation; or

     (K) any Borrower, Guarantor or Material Subsidiary ceases, or threatens to cease, to carry on all or a substantial part of its business except consequent upon a disposal, merger or acquisition not otherwise prohibited under this Agreement; or

     (L) any authorisation, approval, consent, licence, exemption, filing, registration or notarisation or other requirement necessary to enable any Borrower or Guarantor to comply with its obligations under any of the Financing Documents to which it is a party in any material respect is revoked or withheld or does not remain in full force and effect or is materially and adversely modified; or

     (M) any single person, or group of persons acting in concert (as defined in the City Code on Takeovers and Mergers), acquires control (as defined in Section 416 of the Income and Corporation Taxes Act 1988) of the Guarantor and, in a situation where the acquisition of such control of the Guarantor takes place with the consent, and on the recommendation, of the Board of Directors of the Borrower only, ninety days shall have elapsed following such acquisition of control; or

     (N) at any time it is unlawful for any Borrower or any Guarantor to perform any of its material obligations under any Financing Document to which it is a party; or

     (O) any litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Borrowers and Guarantors taken as a whole to observe or perform their obligations under any Financing Documents and which affect any Borrower, any Guarantor or the Group as a whole is in progress or pending or threatened; or

     (P) (i) any U.S. Subsidiary (a "QUALIFYING U.S. SUBSIDIARY") which is a Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to winding-up, dissolution, bankruptcy, insolvency, reorganisation or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Qualifying U.S. Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty days; or (iii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty days from the entry thereof; or (iv) any Qualifying U.S. Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above: or (v) any Qualifying U.S. Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (Q) any other event or series of events whether related or not which has a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Group as a whole to comply with any or all of its obligations under the Financing Documents occurs, then, at once or at any time thereafter, the Lender may by notice to the Borrower, declare the Outstandings to be immediately due and payable whereuponthe Advance and all other sums outstanding under the Facility shall become so due and payable together with accrued interest thereon and any other amounts then payable under this Agreement or the Facility.

13.  INDEMNITY

13.1 GENERAL INDEMNITY

     The Borrower and the Guarantor shall fully indemnify the Lender from and against any expense, loss, damage or liability (as to the amount of which the certificate of the Lender shall, in the absence of manifest error, be conclusive) which it may incur as a consequence of the occurrence of any Event of Default, of any failure to draw down in accordance with a Credit Request or other notification of any intention to utilise the Facility or of any repayment or prepayment under this Agreement or otherwise in connection with this Agreement (including without limitation any repayment or prepayment pursuant to clause 6 or 7.1). Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss, premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund the Outstandings (or any part of them) or any other amount due or to become due under this Agreement.

13.2 WAIVER OF DEFENCES

     The Borrower and the Guarantor agree that no delay, extension of time, renewal, compromise, waiver, indulgence, release of security or rights or any other matter or thing shall in any way prejudice the Lender's rights or powers hereunder. The Borrower shall not by virtue of any payment made by it pursuant to this clause 13 claim in competition with the Lender any right of subrogation, contribution or indemnity against any member of the Group so long as any amount is or is capable of becoming outstanding hereunder.

14.  GUARANTEE

14.1 GUARANTEE

     The Guarantor unconditionally and irrevocably guarantees, as a continuing obligation, the proper and punctual payment by the Borrower of the Guaranteed Amounts and unconditionally and irrevocably undertakes, as a continuing obligation, with the Lender that, if for any reason the Borrower does not make such payment, the Guarantor shall pay the Guaranteed Amounts upon first written demand by the Borrower.

14.2 PRINCIPAL DEBTOR

     The Guarantor shall be deemed to be liable for the Guaranteed Amounts as sole or principal debtor.

14.3 DISCHARGE

     The liabilities and obligations of the Guarantor under this Agreement shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment of all the Guaranteed Amounts and, subject to clause 14.4, an absolute discharge or release of the Guarantor signed by the Lender; and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantor (wholly or in part) or which would have afforded the Guarantor any legal or equitable defence, and in relation to any winding up or dissolution of, or any change in constitution or corporate identity or loss of corporate identity by, the Borrower or any other person.

14.4 PREFERENCE

     Any such discharge or release as is referred to in clause 14.3, and any composition or arrangement which the Guarantor may effect with the Lender, shall be deemed to be made subject to the condition that it will be void if any payment or security which the the Lender may previously have received or may thereafter receive from any person in respect of the Guaranteed Amounts is set aside under any applicable law or proves to have been for any reason invalid.

14.5 NO IMPAIRMENT

     Without prejudice to the generality of clauses 14.2 and 14.3 none of the liabilities or obligations of the Guarantor under this Agreement shall be impaired by, and the Guarantor hereby irrevocably waives any defences it may now or hereafter have in any way relating to, the Lender:

     (A) agreeing with the Borrower any variation or departure (however substantial) of or from this Agreement (other than this clause) or any of the Financing Documents and any such variation or departure shall, whatever its nature, be binding upon the Guarantor in all circumstances, notwithstanding that it may increase or otherwise affect the liability of the Guarantor provided however that if any such variation is made, without the Guarantor's prior written consent, which has the effect of increasing the amount of the Facility or the Margin, the amount of the Guarantor's liability under this clause shall be limited to the amount for which they would have been liable had such variation not been made;

     (B) releasing or granting any time or any indulgence whatsoever to the Borrower or Guarantor and, in particular, waiving any of the pre-conditions for Credits under this Agreement or any contravention by the Borrower of this Agreement, or entering into any transaction or arrangements whatsoever with or in relation to the Borrower and/or any third party; and

     (C) taking, perfecting, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for the Guaranteed Amounts in such manner as it or they think fit, or claiming, proving for, accepting or transferring any payment in respect of the Guaranteed Amounts in any composition by, or winding up of, the Borrower and/or any third party or abstaining from so claiming, proving, accepting or transferring.

14.6 DEMANDS

     Demands under this clause may be made from time to time, and the liabilities and obligations of the Guarantor under this Agreement may be enforced, irrespective of:

     (A) whether any demands, steps or proceedings are being or have been made or taken against any of the Borrower and/or any third party; or

     (B) whether or in what order any security to which the Lender may be entitled in respect of the Guaranteed Amounts is enforced.

     Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default to or upon the Borrower or Guarantor.

14.7 SUSPENSE ACCOUNT

     Until all amounts which may be or become payable by the Borrower hereunder or under any of the Financing Documents or in connection herewith or therewith have been irrevocably paid and discharged in full, the Lender may:

     (A) refrain from applying or enforcing any other security, moneys or rights held or received by the Lender in respect of such amounts or apply and enforce the same in such manner and order as it sees fit (whether against such amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

     (B) hold in suspense account (subject to the accrual of interest thereon at market rates for the account of the Guarantor) any moneys received from the Guarantor or on account of that Guarantor's liability hereunder.

14.8 SUBORDINATION

     So long as the Guarantor has any liability under this Agreement and except as provided in clause 14.9 below:

     (A) the Guarantor shall not take or accept any Security Interest from the Borrower or, in relation to the Guaranteed Amounts, from any third party, without first obtaining the Lender's written consent;

     (B) after the occurrence of an Event of Default, the Guarantor shall not, without first obtaining the Lender's written consent, seek to recover, whether directly or by set off, lien, counterclaim or otherwise, nor accept any moneys or other property, nor exercise any rights in respect of, any sum which may be or become due to the Guarantor on any account by the Borrower or, in relation to the Guaranteed Amounts, from any third party, nor claim, prove for or accept any payment in any composition by, or any winding up of, the Borrower or, in relation to the Guaranteed Amounts, any third party;

     (C) if, notwithstanding the foregoing, the Guarantor holds or receives any such security, moneys or property, it shall forthwith pay or transfer the same to the Lender.

14.9 DEFERRAL OF SUBROGATION, CONTRIBUTION, REIMBURSEMENT, EXONERATION AND INDEMNITY

     The Guarantor agrees that it will not exercise any rights that it may now have or hereafter acquire against the Borrower or any other person that arise from the existence, payment, performance or enforcement of the Guaranteed Amounts, including without limitation any right of subrogation, contribution, reimbursement, exoneration or indemnity (or any similar right) prior to the later of the cash payment in full of the Guaranteed Amounts and all other amounts payable under this clause 14 and the Final Maturity. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Amounts and all other amounts payable under this clause 14, whether or not due, in accordance with the terms of the Financing Documents, or be held as collateral security for any Guaranteed Amounts or other amounts payable under this clause 14 and thereafter arising. If (i) the Guarantor shall make payment of all or any part of the Guaranteed Amounts, (ii) all of the Guaranteed Amounts and all other amounts payable under this clause 14 shall be paid in full in cash and
     (iii) the Final Maturity shall have occurred, the Lender will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Amounts resulting from such payment by the Guarantor.

14.10 INDEMNITY

     As a separate, additional and continuing obligation, the Guarantor unconditionally and irrevocably undertakes with the Lender that, should the Guaranteed Amounts not be recoverable from the Guarantor under clause 14.1 for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any other provision of this Agreement being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding that it may have been known to the Lender, the Guarantor shall, as a sole, original and independent obligor, upon first written demand by the Lender under clause 14.1, make payment of the Guaranteed Amounts by way of a full indemnity in such currency and otherwise in such manner as is provided for in this Agreement and shall indemnify the Lender against all losses, claims, costs, charges and expenses to which they may be subject or which they may incur under or in connection with this Agreement.

15   FEES AND EXPENSES

15.1 UPFRONT FEE

     The Borrower will pay to the Lender for its own account an upfront fee in accordance with the terms of a letter dated the Signing Date between the Borrower and the Lender.

15.2 EXPENSES

     The Borrower shall on demand pay, in each case on the basis of a full indemnity:

     (A) to the Lender all reasonable expenses (including legal, printing, publicity and out-of-pocket expenses) reasonably incurred by the Lender in connection with the negotiation, preparation or completion of this Agreement and any related documents; and

     (B) to the Lender all expenses (including legal and out-of-pocket expenses) incurred by it in connection with any variation, refinancing, consent or approval relating to the Financing Documents or incurred by it in connection with the preservation, enforcement or the attempted preservation or enforcement of any of their rights under the Financing Documents or any related documents.

15.3 STAMP DUTY

     The Borrower shall pay any stamp, documentary and other similar duties and taxes to which the Financing Documents or any related documents (other than an assignment or transfer of the Lender's rights or obligations hereunder) may be subject or give rise in any relevant jurisdiction and shall fully indemnify the Lender from and against any losses or liabilities which any of them may incur as a result of any delay or omission by the Borrower to pay any such duties or taxes.

15.4 VALUE ADDED TAX

     The amounts stated in this Agreement to be payable by the Borrower are exclusive of United Kingdom value added tax ("VAT") and accordingly:

     (A) the Borrower shall pay any VAT properly chargeable in respect of supplies to the Borrower as contemplated by this Agreement (including any VAT chargeable by the Lender in respect of its supplies to the Borrower under this Agreement); and

     (B) in the case of goods or services supplied to the Lender as contemplated by this Agreement, the Borrower shall pay to the Lender by way of additional remuneration such amount as shall represent any associated VAT (whether charged by the supplier or suffered by reason of the reverse charge provisions contained in section 8 of the Value Added Tax Act 1994) to the extent that VAT is not, in the reasonable opinion of the Lender, otherwise recoverable as input tax.

16.  SET OFF

     Following an Event of Default, the Lender may at the same time as providing notice to the Borrower or the Guarantor combine, consolidate or merge all or any of the Borrower's or Guarantor's accounts with, and liabilities to, the Lender and may set off or transfer any sum standing to the credit of any such accounts in or towards satisfaction of any of the Borrower's or the Guarantor's, as the case may be, liabilities to the Lender under the Financing Documents, and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency and the Lender is hereby authorised to effect any necessary conversions at the Lender's own rate of exchange then prevailing.

17.  BENEFIT OF AGREEMENT

17.1 TRANSFER BY BORROWERS AND GUARANTORS

     Neither the Borrower nor the Guarantor may assign or transfer all or any part of the rights or obligations hereunder without the prior written consent of the Lender.

17.2 TRANSFER BY LENDER

     The Lender (the "TRANSFEROR") may at any time, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed) except in the case of any such transfer to another member of the group of companies to which the Lender belongs (provided that the Borrower has confirmed to the Lender that it is satisfied (which confirmation shall not be unreasonably withheld and shall be deemed to have been given if the Borrower has failed to respond to a request therefor within five Business Days of the date of receipt thereof) that interest payable to the transferee by the Borrower would be a tax deductible expense of the Borrower), in which case no such consent shall be required, transfer to any other bank or financial institution which is a Qualifying Bank (the "TRANSFEREE") the whole or any part of its rights and/or obligations under the Facility by the execution of a Transfer Certificate substantially in the form of Schedule 4. For the avoidance of doubt, any such transfer may be in whole or in part of the Transferor's Commitment but, if in part, in a minimum amount of $5,000,000 (unless the Borrower otherwise agrees at its absolute discretion) and provided that after such transfer such Transferor's Commitment shall not be less than $5,000,000 (or zero if the whole of such Transferor's Commitment is transferred). A Transfer Certificate shall only be valid if it is in writing signed by each of the Transferor and the Transferee and is contained in one document or two counterparts.

17.3 TRANSFER CERTIFICATES

(A) Each of the parties hereto agrees that, with effect from the date of the Transfer Certificate:

     (i) the Transferor shall cease to be entitled to the rights and shall be released from the obligations hereunder which are specified in the Transfer Certificate;

     (ii) the Transferee shall become a party hereto as a Lender entitled to rights and liable to observe obligations which differ from those referred to in (i) only insofar as the Transferee is entitled thereto and liable in respect thereof in place of the Transferor;

     accordingly, each of the parties hereto confirms that (a) the delivery by a Transferor to a Transferee of a Transfer Certificate signed by the Transferor constitutes an irrevocable offer by each of the parties hereto to accept the Transferee as a Lender party to this Agreement entitled to such rights and liable to observe such obligations as are mentioned in (ii) above, (b) such offer may be accepted by the execution of the Transfer Certificate by the Transferee and (c) the provisions of this Agreement shall apply to the contract between the parties hereto arising from the acceptance of such offer.

17.4 TRANSFEREES

     Each Transferee shall accept that none of the other parties hereto is in any way responsible for (a) the accuracy and/or completeness of any information supplied to the Transferee in connection herewith, (b) the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower or the Guarantor or the observance by the Borrower or the Guarantor of any of its obligations under this Agreement or any document relating hereto, or (c) the legality, validity, effectiveness, adequacy or enforceability of this Agreement or any document relating hereto or thereto and, save as otherwise expressly provided herein, none of such parties shall, or shall be deemed to be, the agent or trustee of such Transferee in connection herewith.

17.5 OFFICE

     The Lender shall make the Commitment available from, and may receive the benefit of any payment due to it under this Agreement at, its lending office(s) notified to the Borrower on or prior to the date of this Agreement. The Lender shall give the Borrower prior written notice of any change in any lending office (which may only be to another office or other offices in either the United Kingdom or the United States unless the Borrower and the Lender otherwise agree, such agreement on the part of the Borrower not to be unreasonably withheld or delayed).

17.6 CONFIDENTIALITY

     The Lender may disclose to a proposed assignee, transferee or sub-participant such information in its possession relating to the Borrower and Guarantor as it thinks appropriate but:

     (A) any such person must first undertake to the Lender and to the Borrower to keep such information confidential; and

     (B) nothing in this clause 17.6 shall permit the disclosure of any confidential information which the Borrower specifically provides in writing should not be disclosed to any person.

17.7 LIMITATION OF INCREASED COSTS

     Where the Lender assigns or transfers all or any part of its rights or obligations hereunder or changes its lending office for the purpose of this Agreement, the Borrower shall not be liable (other than where such change in its lending office was requested by the Borrower to pay any additional amounts under clauses 10.2 or 11.3 due to circumstances existing on the effective date of such assignment or transfer and which would not have been payable had no such change, assignment or transfer taken place.

17.8 SUB-PARTICIPATIONS

     The Lender shall not be required to notify any other party to this Agreement of a sub-participation of its rights and interests hereunder provided that nothing in this clause 17.8 gives any sub-participant any rights against the Borrower or Guarantor. The Borrower shall not be liable to pay any additional amounts under clause 10.2 or clause 11.3 arising as a direct consequence of any such sub-participation.

18.  FURTHER PROVISIONS

18.1 EVIDENCE OF INDEBTEDNESS

     In any proceedings relating to this Agreement a statement as to any amount due to the Lender under this Agreement which is certified as being correct by an officer of the Lender, shall, unless otherwise provided in this Agreement, be prima facie evidence that such amount is in fact due and payable.

18.2 APPLICATION OF MONEYS

     If any sum paid or recovered in respect of the liabilities of the Borrower under this Agreement is less than the amount then due, the Lender may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Lender shall determine.

18.3 RIGHTS CUMULATIVE: WAIVERS

     The rights of the Lender under this Agreement are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under the general law. The rights of the Lender in relation to the Facility (whether arising under this Agreement or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

18.4 NOTICES

     Except as otherwise stated herein, all notices or other communications hereunder to any party hereto shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when despatched (in the case of telex or fax) to such party addressed to it at its address, telex number or facsimile number:

     in the case of the Lender, the Borrower and the Guarantor as follows, or such a party may specify to all the other parties hereto in writing from time to time:

     The Lender                 The Royal Bank of Scotland plc
                                Corporate Banking
                                3rd Floor Waterhouse Square
                                138-142 Holborn
                                London EC1N 2TH

                                Facsimile No:    0207 427 9634
                                Attention:       David Vaughan

     The Borrower               WPP Pearls Limited
                                27 Farm Street
                                London  W1X 6RD

                                Facsimile No:    0207 4918417
                                Attention:       Company Secretary

     The Guarantor              WPP Group plc
                                27 Farm Street
                                London  W1X 6RD

                                Facsimile No:    0207 491 8417
                                Attention:       Company Secretary

18.5 ENGLISH LANGUAGE

     All notices or communications under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

18.6 INVALIDITY OF ANY PROVISION

     If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

18.7 COUNTERPARTS

     This Agreement may be executed in any number of counterparts, and such execution shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

18.8 CHOICE OF LAW

     This Agreement is governed by, and shall be construed in accordance with, the laws of England.

18.9 SUBMISSION TO JURISDICTION

(A)  (i)    For the benefit of the Lender, all the parties agree that the courts of England are to have jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Agreement.

     (ii) The Borrower and the Guarantor irrevocably waive any objections on the ground of venue or forum non conveniens or any similar grounds.

     (iii) The Borrower and the Guarantor irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

18.10 CHANGE OF CURRENCY

(A) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

     (i) any reference in the Financing Documents to, and any obligations arising under the Financing Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender; and

     (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).



(B) If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably) specifies to be necessary be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

Signed by the authorised representatives of the parties.

                                   SCHEDULE 1

                          CALCULATION OF MANDATORY COST

     (a) The Mandatory Cost for the Advance during each period in respect of which interest is payable under this Agreement is the rate expressed as a rate per annum determined by the Lender to be equal to the rate notified by the Lender and calculated in accordance with the following formula:

          F  x 0.01% per annum = Mandatory Cost
             ------
              300


          where on the day of application of the formula:

          F is the charge payable by the Lender to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations but where for this purpose, the figure in paragraph 2.02b and 2.03b will be deemed to be zero expressed in pounds per L1 million of the fee base of the Bank.

     (b)  For the purposes of this Schedule 1:

          (i)  "FEE BASE" has the meaning given to it in the Fees Regulations;

               (ii) "FEES REGULATIONS" means any regulations governing the payment of fees for banking supervision.

     (c)  (i)  The formula is applied on the first day of each relevant period.

          (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

     (d) If the Lender determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Lender shall notify the Borrower of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Lender shall, in the absence of manifest error, be binding on all of the Borrower, the Guarantor and the Lender.

                                   SCHEDULE 2

                      CREDIT REQUEST IN RESPECT OF ADVANCES

To:    [*the Lender]              Date: [*          ], [20 [*  ]]

Dear Sirs,

TERM LOAN AGREEMENT DATED 14TH JANUARY, 2000
DRAWING NUMBER: [*                            ]

1. We refer to clause 4 of the Term Loan Agreement. Terms defined in the Term Loan Agreement have the same meanings in this Credit Request.

2.   We wish to borrow the Advance with the following specifications:

     (a)    Drawing Date: [*                               ] [20[*  ]]

     (b)    Amount: [*                                          ]

     (c)    Interest Period: [*                                    ]

     (d)    Payment Instructions: [*                                      ]

3. We confirm that the matters represented and warranted by the Borrower and the Guarantor set out in clause 8.2 of the Term Loan Agreement are true and accurate on the date of this Credit Request as if made with reference to the facts and circumstances now prevailing and that no Event or Default or Potential Event or Default has occurred and is continuing or would result from the Credit.

Yours faithfully,



[Authorised Signatory]

for and on behalf of
[Borrower]

                                   SCHEDULE 3

                                   CERTIFICATE

                       [Letterhead of Borrower/Guarantor]

To:   [*the Lender]

I [*name], the [Secretary] of [*name of Borrower/Guarantor] of [*address] (the "Company")

HEREBY CERTIFY that:

(i) attached hereto marked "A" are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

(ii) attached hereto marked "B" is a true and correct copy of [resolutions duly passed] at [a meeting of the Board of Directors] of the Company duly
     convened and held on [             ] 20[* ] approving the Term Loan
     Agreement to be entered into between (1) WPP Pearls Limited, (2) WPP
     Group plc and (3) [*the Lender] and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect; and

The following signatures are the true signatures of the persons who have been authorised to sign the Term Loan Agreement and to give notices and communications, including notices of drawing, under or in connection with the Term Loan Agreement.



Name                 Position                                 Signature

*                    *
*                    *
*                    *
Signed:         ....................
                  [Secretary]


                                 """"""""""""""

                                   SCHEDULE 4

                          FORM OF TRANSFER CERTIFICATE

To:  [*the Lender]

                              TRANSFER CERTIFICATE

relating to a Term Loan Agreement (the "TERM LOAN AGREEMENT") dated 14th January, 2000 and made between (1) WPP Pearls Limited, (2) WPP Group plc, and
(3) the Lender. Terms defined in the Term Loan Agreement have the same meanings herein.

1. [Transferor Lender] (the "LENDER") (a) confirms that to the extent that details appear in the Schedule hereto against, as the case may be, the heading "LENDER'S COMMITMENT" and/or "Lender's Participation", such details accurately summarise, as the case may be, its participation in the Facility and (b) requests [Transferee Lender] (the "TRANSFEREE") to accept and procure the transfer to the Transferee of the portion specified in the Schedule of, as the case may be, its participation in the Facility by counter-signing and delivering this Transfer Certificate to the Lender at its address for the service of notices specified in the Term Loan Agreement.

2. The Transferee confirms that it has received a copy of the Term Loan Agreement together with such other documents and information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the execution, validity, enforceability, effectiveness, adequacy, accuracy or completeness of any such documents or information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, credit worthiness, affairs, status or nature of the Borrower or of any other party to the Term Loan Agreement.

3. The Transferee hereby undertakes with the Lender and each of the other parties to the Term Loan Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Term Loan Agreement will be assumed by it upon execution of this Transfer Certificate and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

5.   The Transferee confirms as follows:

     (A) it will be beneficially entitled to its rights to principal and interest under the Agreement; and

     (B)  it is a Qualifying Bank as at the date of the transfer.

6. The Lender makes no representation or warranty and assumes no responsibility with respect to the execution, validity, enforceability, effectiveness or adequacy of the Term Loan Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or the Guarantor or for the performance and observance by the Borrower or the Guarantor or any other such party of any of its obligations under the Term Loan Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Lender hereby gives notice to the Transferee (and the Transferee hereby acknowledges and agrees with the Lender) that the Lender is under no obligation to purchase (or in any other manner to assume, undertake or discharge any obligation or liability in relation to) the portion transferred and referred to in the Schedule at any time after this Transfer Certificate shall have taken effect.

8. Following the date upon which this Transfer Certificate shall have taken effect, without limiting the provisions hereof, each of the Transferee and the Lender hereby acknowledges and confirms to the other that in relation to the portion transferred and referred to in the Schedule variations, amendments or alterations to any of the terms of any of the Term Loan Agreement and the Financing Documents arising in connection with any renegotiation or rescheduling of the obligations hereunder shall apply to and be binding on the Transferee alone.

9. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE

LENDER'S COMMITMENT                                     PORTION TRANSFERRED

Facility Commitment

LENDER'S PARTICIPATION

AMOUNT                              TERM                PORTION TRANSFERRED

[Transferor Lender]                                     [Transferee Lender]
                                                        Address:
                                                        Telex:

By:                                                     By:

Date:                                                   Date:

                                   SIGNATORIES

THE BORROWER

WPP PEARLS LIMITED

By:  Paul Richardson



THE GUARANTOR

WPP GROUP PLC

By:  Paul Richardson



THE LENDER

THE ROYAL BANK OF SCOTLAND PLC

By:  David N. Vaughan

                            DATED 14TH JANUARY, 2000



                               WPP PEARLS LIMITED

                                  (as Borrower)



                                  WPP GROUP PLC

                                 (as Guarantor)



                          NATIONAL WESTMINSTER BANK PLC

                                   (as Lender)






                     ---------------------------------------

                               TERM LOAN AGREEMENT

                    ----------------------------------------





                                  ALLEN & OVERY
                                     London
                                   BK:713434.2

                                    CONTENTS


CLAUSES                                                                                                     PAGE

1.       Interpretation.......................................................................................1
2.       Amount and Purpose of the Facility...................................................................7
3.       Conditions Precedent.................................................................................7
4.       Utilisation of Facility..............................................................................8
5.       Interest.............................................................................................8
6.       Repayment............................................................................................9
7.       Prepayment and Cancellation.........................................................................10
8.       Representations and Warranties......................................................................10
9.       Undertakings........................................................................................12
10.      Changes in Circumstances............................................................................18
11.      Payments............................................................................................20
12.      Default.............................................................................................23
13.      Indemnity...........................................................................................25
14.      Guarantee...........................................................................................26
15       Fees and Expenses...................................................................................29
16.      Set Off.............................................................................................30
17.      Benefit of Agreement................................................................................30
18.      Further Provisions..................................................................................32

SCHEDULES

1.       Calculation of Mandatory Cost.......................................................................35
2.       Credit Request in respect of Advances...............................................................36
3.       Certificate.........................................................................................37
4.       Form of Transfer Certificate........................................................................38

SIGNATORIES..................................................................................................41

THIS AGREEMENT is made the 14th day of January, 2000.

BETWEEN:

1. WPP PEARLS LIMITED of 27 Farm Street, London, W1X 6RD as borrower (the "BORROWER");

2. WPP GROUP PLC of 27 Farm Street, London W1X 6RD as guarantor (the "GUARANTOR"); and

3. NATIONAL WESTMINSTER BANK PLC of 1 Princes Street, London EC2R 8PB as lender (the "LENDER").

IT IS AGREED AS FOLLOWS:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:

         "ACCOUNTS RECEIVABLE FACILITY" means the receivables purchase facility in an amount, on 3rd July, 1998, of up to $350,000,000 under the pooling and servicing agreement dated 3 December, 1993 between Capital III Corp. as the seller, WPP Group USA Inc., as the servicer and Mellon Bank N.A., as the Trustee together with all related transaction documents as amended, increased, restated, extended, refinanced or replaced from time to time;

         "ACQUISITION" means the acquisition directly or indirectly (whether by one transaction or by a series of related transactions) of any interest whatsoever in the share capital (or equivalent) or the business or undertaking, or assets constituting a substantial part of the business or undertaking, of any company or other person other than a member of the Group;

         "ACQUISITION CASH LIMIT" means in relation to any financial year, an amount equal to the aggregate of:

         (i)      $500,000,000; and

         (ii) the amount by which Acquisition Cash Payments made in the preceding financial year fall short of the Acquisition Cash Limit for the preceding financial year but subject to a maximum amount equal to 20% of the Acquisition Cash Limit for that preceding financial year;

         "ACQUISITION CASH PAYMENT" means in relation to any financial year, any cash consideration in respect of an Acquisition (other than by way of assumption of debt not issued in contemplation of that Acquisition) paid by a member of the Group in that year, whether at the time of Acquisition or on a deferred basis pursuant to an Acquisition made prior to that financial year and including (i) cash payable upon redemption of preferred stock issued by way of consideration for any Acquisition and (ii) cash Earn-out Payments (but does not include cash raised by way of issuance of shares by a member of the Group for the purpose of or in connection with the Acquisition);

         "ADVANCE" means the amount made available to the Borrower hereunder in respect of the Facility by way of one advance (subject to clause 5.3) or the principal amount thereof for the time being outstanding;

         "APPLICABLE ACCOUNTING PRINCIPLES" means accounting principles and practices which at the Signing Date are generally accepted in the United Kingdom;

         "AVAILABILITY PERIOD" means the period commencing on the Signing Date and ending at the close of business in New York on the Final Drawing Date;

         "BACK TO BACK LOAN" means any loan or other financial accommodation made available to a member of the Group to the extent that the creditor:

         (a) has recourse directly or indirectly to a deposit of cash or cash equivalent investments beneficially owned by any member of the Group placed, as part of a related transaction, with that creditor (or an affiliate of that creditor) or a financial institution approved by that creditor on the basis that the deposit be available, directly or indirectly or

         (b) has granted a sub-participation, risk participation or similar arrangement,

         so as to reduce the economic exposure of the creditor to the Group, when looking at the related transactions together, to a net amount;

         "BUSINESSDAY" means a day (other than a Saturday or Sunday) on which banks are open in London and New York City for the transaction of business of the nature required by this Agreement;

         "COMMITMENT" means $37,500,000 as reduced or cancelled from time to time in accordance with this Agreement;

         "CREDIT" means the Advance issued under the Facility;

         "CREDIT REQUEST" means a notice of drawing substantially in the form set out in Schedule 2 duly completed and signed in each case by the Borrower;

         "DOLLARS AND $" means the lawful currency of the United States of America;

         "DRAWING DATE" means the Business Day upon which the Credit is to be made available;

         "EARN-OUT PAYMENT" means any payment made or to be made to a former shareholder in a Subsidiary pursuant to arrangements made in connection with the acquisition of such Subsidiary by any member of the Group and related to the performance of that Subsidiary , including any payment in respect of loan notes issued to such former shareholder in connection with the said acquisition but excluding payments under Employee Incentive Plans;

         "ELIGIBLE COMPANY" means any of the Borrower and any other Subsidiary;

         "EMPLOYEE INCENTIVE PLAN" means any arrangement entered into by any member of the Group (other than Earn-out Payments) for the payment for services, acquisition or purchase of shares, warrants or other equity linked instruments of any kind (or options for any of the foregoing) or similar arrangements from any person (or any entity on behalf of or ultimately for the benefit of that person) primarily for the purpose of incentivising or compensating that person for services to any member of the Group in the nature of services of employment;

         "EVENT OF DEFAULT" means any of the events mentioned in clause 12.1;

         "EXCEPTIONAL ITEMS" has the meaning given to it in the Applicable Accounting Principles but shall exclude any items falling within the definition of Extraordinary Items;

         "EXTRAORDINARY ITEMS" has the meaning given to it in the Applicable Accounting Principles;

         "FACILITY" means the facility, the terms and conditions of which are set out in this Agreement;

         "FINAL MATURITY" means one year less one day from the Signing Date;

         "FINAL DRAWING DATE" the date falling 14 days after the Signing Date;

         "FINANCING DOCUMENTS" means this Agreement and any other document designated as such by the Lender and the Borrower in writing;

         "GROUP" means the Guarantor, the Borrower and the Subsidiaries;

         "GUARANTEED AMOUNTS" means any and all amounts whatsoever (including, without limitation, interest after the filing of a petition initiating a proceeding referred to in clause 12.1(F), whether or not such interest constitutes an allowed claim for the purposes of such proceeding) which are to be paid by the Borrower to the Lenderunder the Financing Documents;

         "HOLDING COMPANY" has the meaning ascribed to it in Section 736 of the Companies Act 1985;

         "INTEREST PAYMENT DATE" means for any Advance, the last day of an Interest Period and for any Interest Period longer than six months the date falling six months after the first day of such Interest Period and the last day of such Interest Period;

         "INTEREST PERIOD" means for any Advance, the period determined in accordance with clause 5.2;

         "L", "POUNDS" and "STERLING" means the lawful currency of the United Kingdom of Great Britain and Northern Ireland;

         "MANDATORY COST" means the cost to the Lender of compliance with the banking supervision or other costs imposed by the Financial Services Authority during each period in respect of which interest is payable under this Agreement expressed as a rate per annum and determined in accordance with Schedule 1;

         "MARGIN" has the meaning given thereto in clause 5.1;

         "MATERIAL SUBSIDIARY" means at any time, a Subsidiary whose consolidated revenues are at least 5% of the aggregate of the total consolidated revenues of all members of the Group. For this purpose:

         (i) in the case of a company which itself has subsidiaries, the calculation shall be made by using the consolidated revenues of it and its subsidiaries;

         (ii) the calculation of consolidated revenues shall be made by reference to:

                  (a) the accounts of the relevant Subsidiary (consolidated where necessary) used for the purpose of the most recent audited consolidated accounts of the Borrower; and

                  (b) the accounts of each member of the Group used for the purpose of those audited consolidated accounts of the Borrower;

         "OUTSTANDINGS" means all amounts for the time being outstanding under the Facility;

         "POTENTIAL EVENT OF DEFAULT" means any event which with the giving of notice, expiry of any grace period or satisfaction of any other condition specified in clause 12.1 would constitute an Event of Default;

         "QUALIFYING BANK" means a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 (as in force at the date of this Agreement), which is within the charge to U.K. corporation tax as regards any interest received by it under this Agreement.

         "RATIO CERTIFICATE" means the certificate referred to in clause 9.5(B);

         "SECURITY INTEREST" means any mortgage, charge, pledge, lien or other security interest;

         "SIGNING DATE" means the date of signature of this Agreement;

         "SUBSIDIARY" means a subsidiary for the time being of the Guarantor and "SUBSIDIARIES" shall refer to all such subsidiaries;

         "TRANSFER CERTIFICATE" means a certificate substantially in the form of
         Schedule 4 delivered by a Lender to the Facility Agent pursuant to clause 17.3; and

         "U.S. SUBSIDIARY" means a Subsidiary incorporated under the laws of any State in the United States of America.

1.2      FINANCIAL DEFINITIONS

         In this Agreement the following expressions have the following meanings:

         "BORROWINGS" means:

         (A) moneys borrowed or raised (including, without limitation, amounts advanced under the Accounts Receivable Facility and any accounts receivable facility entered into on or after 3rd July 1998);

         (B) any liability under any bond, bill discounting facility, debenture, note or other similar debt security or under acceptance credit or note purchase facilities, letter of credit, subordinated debt or any amount raised pursuant to an issue of shares which are expressed to be redeemable (in cash or in instruments which would themselves constitute Borrowings) on or prior to Final Maturity;

         (C) any liability in respect of the acquisition cost of assets or services to the extent payable more than 120 days before or after the time of acquisition or possession thereof by the party liable but excluding any bona fide performance related cash consideration payable under Employee Incentive Plans or for an Acquisition calculated by reference to future profits in accordance with the current practice of the Group as at 3rd July, 1998;

         (D) the capital element of rentals payable under finance leases (required to be disclosed in accordance with S.S.A.P. 21) entered into primarily as a method of raising finance or financing the acquisition cost of the asset in question; and

         (E) any guarantee or other assurance against financial loss in respect of any indebtedness of the type specified in paragraphs (A) to (D) above (including any obligation to counter-indemnify any person in respect of the provision of any such guarantee (but only to the extent that Borrowings supported thereby are outstanding);

                  but:

                  (i) indebtedness owing or shares issued by one member of the Group to another member of the Group shall not be taken into account as Borrowings;

                  (ii) interest (other than interest which is capitalised and which itself bears interest), acceptance commission and finance charges shall be excluded;

                  (iii)    Trade Debt and Back to Back Loans shall be excluded;

                  (iv) no indebtedness shall be taken into account more than once (so that, for example, a guarantee shall be excluded to the extent that the indebtedness guaranteed thereby is taken into account); and

                  (v) the obligations of any member of the Group in respect of any media guarantee issued otherwise than pursuant to this Agreement shall not be taken into account unless such media guarantee has been called upon in any way;

         "CONSOLIDATED EBITDA" means in respect of any financial period the Relevant Operating Profit of the Group for such financial period:

         (i) before deducting all depreciation and other amortisation and write-downs, including but not limited to, goodwill amortisation and brand write-downs;

         (ii) before taking into account all Extraordinary Items and Exceptional Items (in each case whether positive or negative);

         (iii) after deducting any gain over, and adding back any losses under, book value (including related goodwill) arising on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during such period and any gain or loss arising on revaluation of any asset during such period, in each case to the extent that it would otherwise be taken into account, whether as an Exceptional Item or otherwise;

         and for the purposes of the foregoing no item shall be effectively deducted or credited more than once in this calculation, all as determined on a consolidated basis by reference to the most recent financial statements and certificates delivered pursuant to clause 9.2(A) and (B);

         "FINANCIAL PERIOD" shall refer to each period of 12 months ending on 30th June and 31st December in each year;

         "INTEREST COVER RATIO" for any financial period in respect of the Group means (A) the aggregate of (1) Consolidated EBITDA and (2) Interest Receivable in relation to (B) Interest Expense;

         "INTEREST EXPENSE" means, in respect of any financial period, (A) the amount of interest (or equivalent consideration) accrued (on a consolidated basis) for or by way of interest or equivalent consideration on the Advances and other Borrowings of the Group as a whole including any interest or similar consideration paid or accrued or discounts given in respect of the sale or financing of Group accounts receivables and the amount of payments made under interest rate swap and cap agreements and similar interest rate hedging arrangements made by the Group as a whole (but excluding commitment fees, management fees, banking arrangement fees, agent's administration and participation fees (including those payable hereunder)) determined in accordance with accounting principles generally accepted under United Kingdom accounting standards, consistently applied less (B) the amount of payments from counterparties under interest rate swap and cap agreements and similar interest rate hedging arrangements receivable or received by the Group in respect of that period;

         "INTEREST RECEIVABLE" means, in respect of any financial period, interest income accrued during that period on financial deposits and similar assets of the Group on a consolidated basis;

         "RELEVANT OPERATING PROFIT" means, in respect of any financial period, the consolidated operating profits of the Group, as disclosed in or derived from the published or announced financial results of the Group;

         "TRADE DEBT" means:

         (a) obligations of any member of the Group to pay the purchase price of assets or services purchased by any member of the Group in the ordinary course of business including, without limitation, indebtedness incurred by any member of the Group in respect of any documentary letter of credit, bill of exchange or promissory note issued in respect of any such purchase;

         (b) indebtedness incurred by any member of the Group in respect of any bill of exchange or promissory note drawn on or by, or accepted, issued or endorsed by, any member of the Group in the ordinary course of business, including, without limitation, indebtedness in respect of any moneys raised by way of sale, discounting or otherwise in respect of any such bill or note; and

         (c) indebtedness incurred by any member of the Group in respect of any guarantee, indemnity, counter-indemnity or other assurance against financial loss or indebtedness of the type specified in paragraph (a) or (b) above, except to the extent that any indebtedness falling within paragraphs
         (a) to (c) above is treated as borrowings under accounting principles generally accepted under United Kingdom accounting standards, consistently applied.

1.3      CONSTRUCTION

(A) Except where the context otherwise requires, any reference in this Agreement to:

         any of the Financing Documents (including this Agreement) is to such Financing Document as it may be altered, amended, supplemented or novated from time to time;

         an "AGREEMENT" also includes a concession, contract, deed, franchise, licence, treaty or undertaking (in each case, whether oral or written);

         the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

         a "MONTH" is to a calendar month;

         "SUBSIDIARY" has the meaning ascribed thereto by section 736 Companies Act 1985 as amended, modified, replaced or re-enacted from time to time;

         words and expressions (including defined words and expressions) importing the singular include the plural and vice versa, those importing the masculine gender include the feminine and vice versa, and references to persons include references to companies and corporations and vice versa; and

         a "TIME" is to London time.

(B) Headings, sub-headings and the table of contents are for ease of reference only.

2.       AMOUNT AND PURPOSE OF THE FACILITY

2.1      AMOUNT

         The maximum amount for which the Facility is available is $37,500,000.

2.2      PURPOSE

         (a) The Facility shall be used for general corporate purposes including the refinancing of the $150,000,000 revolving facility agreement dated 15th October, 1999 arranged by Barclays Bank PLC.

         (b) Without prejudice to paragraph (a) above and the remaining provisions of this Agreement the Lender shall not be bound to enquire as to, nor shall it be responsible for, the application by the Borrower of the proceeds of the Advance.

3.       CONDITIONS PRECEDENT

3.1      CONDITIONS TO THE FACILITY

         The obligations of the Lender under this Agreement are subject to the Lender having received the following in each case in form and content satisfactory to it, that is to say:

         (A) a certificate in respect of the Borrower and the Guarantor signed by an officer of the Borrower and the Guarantor respectively substantially in the form set out in Schedule 3 and the documents therein referred to; and

         (B) a certificate of a director of the Guarantor confirming that utilisation in full of the Facility in accordance with its terms would not cause any borrowing limit on the Borrower or the Guarantor to be exceeded.

3.2      CONDITIONS TO UTILISATION

         Utilisation of the Facility is subject to the further conditions precedent that both on the date of the Credit Request and on the relevant Drawing Date:

         (A) no Event of Default or Potential Event of Default has occurred and is continuing or would occur as a result of making the Credit available or permitting the utilisation; and

         (B) each of the warranties deemed to be repeated in clause 8 remains accurate in all material respects at the Drawing Date as if given on that date by reference to the facts and circumstances then existing.

4.       UTILISATION OF FACILITY

4.1      ADVANCE

         Subject to the terms of this Agreement, the Borrower may on a Business Day during the Availability Period draw the Advance under the Facility by delivering to the Lender no later than 3.00 p.m. on the third Business Day prior to the proposed Drawing Date a duly completed Credit Request in the form set out in Schedule 2, specifying in respect of the proposed Advance:

         (A) the proposed Drawing Date, which shall be a Business Day falling on or prior to the Final Drawing Date; and

         (B) the amount of the Advance which shall be an amount of not less than $5,000,000 and an integral multiple of $1,000,000 thereafter or such other multiple as the Lender and the Borrower may agree and which shall not in any event at the time immediately preceding the Advance exceed the Commitment.

4.2      IRREVOCABILITY

         A Credit Request shall be irrevocable and, subject to the terms of this Agreement, the Borrower shall draw the Advance on the Drawing Date specified in the Credit Request.

5.       INTEREST

5.1      MARGIN

         The Margin for any Interest Period shall be 0.40 per cent. per annum.

5.2      DURATION OF INTEREST PERIODS

(A) The Interest Period in respect of the Advance shall be one month unless not later than 3.00 p.m. on the third Business Day before the first day of an Interest Period the Lender has received from the Borrower a notice selecting one, two, three, four, five or six months or such other period as has been agreed with the Lender.

(B) The Interest Period for the Advance shall commence on the date of that Advance.

(C) An Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(D)      No Advance shall have an Interest Period ending after the Final
         Maturity.

(E) The Borrower and the Lender may enter into such other arrangements as they may agree for the consolidation or splitting of Advances and Interest Periods.

5.3      NUMBER OF INTEREST PERIODS FOR FACILITY

         Subject to clause 5.2(E), the Borrower may, in the notice referred to in clause 5.2(A), elect to split the Advance into two or more Advances having different Interest Periods, notwithstanding that under the provisions of this Agreement the Borrower may only drawdown a single advance under the Facility.

5.4      RATE OF INTEREST FOR FACILITY

         The rate of interest payable on the Advance under the Facility for each Interest Period shall be the rate per annum determined by the Lender to be the aggregate of:

         (A)      the Margin; and

         (B)      (i)      the arithmetic mean (rounded to five decimal places
                           with the mid-point rounded up) of the offered quotations in dollars for the required period which appear on the display for dollars on page 3740 or page 3750 of Telerate (or such other page as may replace such pages on such system for the purpose of displaying London Interbank Offered Rates of leading banks) as at 11.00 a.m. on the second Business Day before the commencement of that Interest Period; or

                  (ii) if no such display rate is then available for dollars, the rate quoted by the Lender for the same period as that Interest Period to prime banks in the London Interbank Market at or about 11.00 a.m. on the second Business Day before the commencement of that Interest Period; and

         (C)      the Mandatory Cost (if any).

5.5      PAYMENT OF INTEREST ON ADVANCES

         Interest shall be calculated on the basis of actual days elapsed (not counting within an Interest Period the last day of that Interest Period) and a year of 360 days and shall be paid on the Advance by the Borrower to the Lender in arrears on the Interest Payment Date in dollars.

5.6      LENDER'S CERTIFICATE

         In respect of the Advance the Lender shall notify the Borrower of the rate of interest as soon as it is determined under this Agreement. The certificate of the Lender as to a rate of interest shall, in the absence of manifest error, be conclusive.

6.       REPAYMENT

         The Borrower shall repay the Advance in full together with any outstanding interest that has accrued pursuant to clause 5 (Interest) and any other amounts owed to the Lender under this Facility on Final Maturity.

7.       PREPAYMENT AND CANCELLATION

7.1      VOLUNTARY PREPAYMENT

(A) The Borrower may, without premium, prepay the Advance made to it in whole or in part (but, if in part, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 or such other minimums and multiples in the currency concerned as the Lender and Borrower may agree), provided that the Borrower has given the Lender not less than ten days' prior notice stating the principal amount of the Advance to be prepaid.

(B) Any prepayment under this clause 7.1 shall be made together with accrued interest and all other amounts due under this Agreement in respect of the prepayment.

7.2      CANCELLATION OF FACILITY

         The Borrower may, without premium, cancel the undrawn part of the Facility (in respect of which no Credit Request has been served), in whole or in part (being in a minimum amount of $5,000,000 and an integral multiple of $1,000,000) provided that it has given the Lender not less than ten days' prior written notice stating the principal amount to be cancelled. During such ten day period the Borrower may not purport to draw or utilise all or any part of the amount the subject of such notice of cancellation.

7.3      IRREVOCABILITY

         Any notice under clause 7.1 or 7.2 shall be irrevocable. The amount of any prepayment shall become due and payable on the applicable date. No amount cancelled under clause 7.1 or 7.2 may subsequently be reinstated.

7.4      CURRENCY

         Prepayment shall be made in dollars .

8.       REPRESENTATIONS AND WARRANTIES

8.1      ON SIGNING

         The Borrower and the Guarantor acknowledge that the Lender has entered into the Financing Documents in full reliance on representations by the Borrower and the Guarantor in the following terms; and the Borrower and the Guarantor warrant to the Lender in respect of itself, and the Guarantor warrants to the Lender in respect of itself and of the Borrower that as of the Signing Date:

         (A) STATUS: it is duly incorporated with limited liability and validly existing under the laws of its place of incorporation;

         (B) POWERS AND AUTHORISATIONS: the documents which contain or establish its constitution include provisions which give power, and all necessary corporate authority has been obtained and action taken, for it to own its assets, carry on its business and operations as they are now being conducted, and sign and deliver, and perform the transactions contemplated in, the Financing Documents to which it is a party and the Financing Documents to which it is a party constitute valid and binding obligations of it enforceable in accordance with their terms subject to general equitable principles, insolvency, liquidation and other laws affecting creditors' rights generally;

         (C) NON-VIOLATION: neither the signing and delivery of the Financing Documents to which it is a party nor the performance of any of the transactions contemplated in any of them does or will contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its directors imposed by or contained in, (i) any law by which it or any of its assets is bound or affected, (ii) any document which contains or establishes its constitution, or (iii) any agreement to which it is a party or by which any of its assets is bound which has had or would be reasonably likely in any such case materially and adversely to affect its ability to observe and perform its obligations under the Financing Documents;

         (D) CONSENTS: no authorisation, approval, consent, licence, exemption, registration, recording, filing or notarisation and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity or enforceability of the liabilities and obligations of it or the rights of the Lender under the Financing Documents;

         (E)      NO DEFAULT:

                  (i) no Event of Default has occurred which is continuing under this Agreement; and

                  (ii) no event has occurred which constitutes a contravention of, or default in any material respect under, any agreement or instrument (other than the Financing Documents) by which it or any of its assets is bound or affected, being a contravention or default which has had or would be reasonably likely either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely affects the ability of the Borrower and the Guarantor as a whole to observe or perform their obligations under the Financing Documents;

         (F) LITIGATION: no litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either (i) to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or (ii) materially and adversely to affect the ability of the Borrower and the Guarantor as a whole to observe or perform their obligations under any Financing Documents or (iii) to impair the validity or enforceability of this Agreement or any other Financing Document, is presently in progress or pending or, to the knowledge of the Borrower or the Guarantor, threatened against any member of the Group or any of their assets;

         (G) ACCOUNTS: the audited consolidated financial statements (including the profit and loss, cash flow statement and balance sheet) of the Group for the year ended 31st December, 1998 have been prepared on a basis consistently applied in accordance with generally accepted accounting principles and practices in England and Wales and give a true and fair view of the results of the operations of the Group for that year and the state of the affairs of the Group at that date: since that date there has been no material adverse change in the consolidated financial condition of the Group as shown in such statements;

         (H) INVESTMENT COMPANY ACT: none of the Borrower, the Guarantor or their respective subsidiaries is an "investment company" or an "affiliated person" or, "promoter" or "principal underwriter" for an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended; and

         (I) PUBLIC UTILITY HOLDING COMPANY ACT: none of the Borrower or the Guarantor is a holding company or a subsidiary company of a holding company or an affiliate of a holding company or of a subsidiary company of a holding company within the meaning of the United States Public Utility Holding Company Act of 1935, as amended.

8.2      AFTER SIGNING

         The Borrower and the Guarantor shall be deemed to represent and warrant in respect of itself, and the Guarantor shall be deemed to warrant in respect of itself and the Borrower, to the Lender on the Drawing Date, with reference to the facts and circumstances then subsisting, that each of the representations and warranties contained in paragraphs (A),
         (B), (C), (E), (H) and (I) remains correct.

9.       UNDERTAKINGS

9.1      DURATION

         The undertakings in this clause shall remain in force from so long as any amount is or may be outstanding under the Facility or the Commitment is in force.

9.2      INFORMATION

         The Borrower and the Guarantor will furnish or procure to be furnished to the Lender:

         (A) as soon as practicable (and in any event within 180 days after the close of each of the Guarantor's financial years) the audited consolidated accounts of the Group for that year;

         (B) as soon as practicable (and in any event within 90 days of the end of each half year of the Guarantor's financial year) the published unaudited interim consolidated accounts of the Group;

         (C) together with the statements specified in paragraph (A) above, a certificate signed by any one of the Group Finance Director and the Chief Executive of the Guarantor (or the equivalent from time to time) without personal liability as to whether the consolidated revenues for that financial year of any operating Subsidiary shall have exceeded 5% of the consolidated revenues of the Group for that financial year (and, if so, identifying the Subsidiary or Subsidiaries concerned);

         (D) promptly, all notices, other documents or information despatched by the Guarantor to its shareholders generally (or any class thereof) or its creditors generally (or any class thereof);

         (E) promptly, such further information in the possession or control of the Borrower, the Guarantor or of any of their respective Material Subsidiaries regarding the financial condition or operations of the Borrower, the Guarantor or any of their respective Material Subsidiaries, as the Lender may reasonably request; and

         (F) details of any litigation, arbitration or administrative proceedings, which, if adversely determined, would be reasonably likely to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or materially and adversely to affect the ability of the Borrower or the Guarantor to observe or perform its obligations under the Financing Documents and which affect the Borrower or the Guarantor or the Group as a whole, as soon as the same are instituted, or, to the knowledge of the Borrower or the Guarantor, are threatened.

         All accounts and statements required under this clause shall be prepared in accordance with Applicable Accounting Principles consistently applied and shall give a true and fair view of the state of affairs of the Group and of the profit and cash flows of the Group and in the case of unaudited accounts and statements shall be prepared in a manner which is consistent with the audited consolidated accounts of the Group except to comply with changes in accounting practice or as noted therein.

         Any audited consolidated accounts of the Group delivered or to be delivered to the Lender under this Agreement shall be prepared in all material respects in accordance with the Applicable Accounting Principles and applicable accounting policies which were applied in the audited consolidated accounts for the year ended 31 December, 1998 save for any changes to comply with changes in the law or in such Applicable Accounting Principles consistently applied. If there are any changes in law or in United Kingdom accounting standards as described above:

         (i) if material to the calculation of the financial ratios and covenants in this Agreement, the Borrower shall promptly so advise the Lender and provide details of the difference and the reasons therefor;

         (ii) on request of the Lender, the Borrower and the Lender shall negotiate in good faith with a view to agreeing such amendments to clause 9.3 and/or the definitions of any of or all of the terms used therein as are necessary, in the opinion of the Lender, to give the Lender comparable protection to that contemplated on the Signing Date.

9.3      FINANCIAL RATIOS

(A) The Guarantor undertakes that it will procure that the Interest Cover Ratio for each period of twelve consecutive months ending on 30th June and 31st December in each year will equal or exceed 4.0.

(B) The Guarantor undertakes that it will procure that, as at 30th June and 31st December in each year, the financial condition of the Group shall be such that the ratio of the Borrowings of the Group on a consolidated basis to Consolidated EBITDA shall not exceed 3.5 to 1.

9.4      NOTIFICATION OF DEFAULT

         The Borrower and the Guarantor will notify the Lender in writing of any Event of Default or Potential Event of Default forthwith upon becoming aware thereof.

9.5      COMPLIANCE CERTIFICATES

         The Guarantor will no later than the time of the delivery of the accounts specified in paragraphs (A) and (B) of clause 9.2 (and, in relation to a certificate dealing with the matters referred to in paragraph (A) below, also promptly at the request of the Lender from time to time) furnish the Lender with:

         (A) a certificate signed by any two of the Company Secretary, the Director of Group Treasury (or equivalent from time to time) and the executive directors of the Guarantor certifying on behalf of the Guarantor without personal liability that no Event of Default or Potential Event of Default has occurred and is continuing or, if the same has occurred, specifying the Event of Default or Potential Event of Default and the steps being taken to remedy the same; and

         (B) a certificate (a "RATIO CERTIFICATE") signed by either of the Group Finance Director and the Chief Executive of the Guarantor certifying without personal liability, as at the end of the period to which the relevant accounts relate, compliance with the covenants in clause 9.3 and 9.14 or, if such covenants have not been met, specifying the same and, in each case, setting out in reasonable detail the relevant computations.

9.6      CONSENTS

         The Borrower and the Guarantor will use its best endeavours to obtain and promptly renew from time to time, and will promptly furnish certified copies to the Lender of, all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under the Financing Documents or required for the validity or enforceability of the Financing Documents and the Borrower and the Guarantor shall comply with the terms of the same.

9.7      PARI PASSU RANKING

         The Borrower and the Guarantor undertakes that, subject as set out herein, its obligations under the Financing Documents do and will rank at least pari passu with all its other present and future unsecured obligations other than obligations in respect of national, provincial and local taxes and employees' remuneration and taxes and for certain other statutory exceptions.

9.8      NEGATIVE PLEDGE

         The Borrower undertakes that with effect from drawdown of the Facility the Borrower and the Guarantor will not create, suffer or permit to subsist (and will procure that none of the Subsidiaries will create, suffer or permit to subsist) any Security Interest on the whole or any part of its respective present or future assets except for the following:

         (A) Security Interests created with the prior written consent of the Lender;

         (B) Security Interests arising by operation of law in the ordinary course of business including, without limitation, statutory liens and encumbrances;

         (C) any Security Interest over the assets and/or revenues of a company which became or becomes a Subsidiary of the Borrower or the Guarantor after the Signing Date and which Security Interest is in existence or contracted to be given as at the date it becomes a Subsidiary (and which was not created in contemplation of it becoming a Subsidiary) provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the date it becomes a Subsidiary but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at that date and provided that the amount secured under any such Security Interest shall not be increased beyond the amount secured at the date the company becomes a Subsidiary;

         (D) those Security Interests existing at the Signing Date over the assets and/or revenues of a Subsidiary (whether or not it is the Borrower or the Guarantor), provided that the principal amount of any borrowing which may be so secured shall not be increased beyond the amount outstanding or committed at the Signing Date but shall be reduced in accordance with its terms and provided further that in the case of a fluctuating amount for banking type accommodation the foregoing shall not prevent fluctuation within the overall limit that existed at the Signing Date;

         (E) Security Interests securing the performance of bids, tenders, bonds, leases, contracts (other than in respect of Borrowings), statutory obligations, surety, customs and appeal bonds and other obligations of like nature (but not including obligations in respect of Borrowings) incurred in the ordinary course of business provided that the aggregate amount secured under such Security Interests shall not, at any time, exceed $20,000,000 save that such aggregate amount may be exceeded with the prior written consent of the Lender;

         (F) Security Interests arising out of judgments or awards which are being contested in good faith and with respect to which an appeal or proceeding for review has been instituted or the time for doing so has not yet expired;

         (G) Security Interests upon any property which are created or incurred contemporaneously with the acquisition of such property to secure or provide for the payment of any part of the purchase price of such property (but no other amounts), provided that any such Security Interest shall not apply to any other property of the purchaser thereof and provided further that the aggregate amount of all liabilities secured by this paragraph (G) shall not, at any time, exceed $25,000,000;

         (H) any Security Interest arising out of title retention provisions in a supplier's conditions of supply of goods or services acquired by a member of the Group in the ordinary course of its business;

         (I) any right of any bank or financial institution of combination or consolidation of accounts or right to set-off or transfer any sum or sums standing to the credit of any account (or appropriate any securities held by such bank or financial institution) in or towards satisfaction of any present or future liabilities to that bank or financial institution;

         (J) any Security Interest securing indebtedness re-financing indebtedness secured by Security Interests permitted by paragraphs (C), (D) or (G) above or this paragraph (J) provided that (except to the extent otherwise permitted by paragraph (A)) the maximum principal amount of the indebtedness secured by such Security Interests is not increased and such Security Interests do not extend to any assets which were not subject to the Security Interests securing the re-financed indebtedness;

         (K) any Security Interest created by a member of the Group which is neither the Borrower nor the Guarantor securing banking facilities over accounts receivable (or book debts) outside the U.K. or the U.S.A.;

         (L) any other Security Interest created or outstanding on or over any assets of any member of the Group provided that the aggregate outstanding amount secured by all Security Interests created or outstanding under this exception in this paragraph
                  (L) shall not at any time exceed $40,000,000 or its equivalent and further provided that no single such Security Interest under this paragraph (L) shall secure an aggregate principal amount exceeding $10,000,000 or its equivalent; and

         (M) any Security Interest arising out of any of the Accounts Receivable Facility or Back to Back Loans.

9.9      DISPOSALS

         The Borrower and the Guarantor will not, without the prior written consent of the Lender (which may be given subject to conditions), and each of them will procure that none of its Subsidiaries will sell, transfer, lease or otherwise dispose of all or any substantial part of their respective assets except on an arm's length basis and for a fair market value or to another member of the Group.

9.10     CHANGE OF BUSINESS

         Except with the prior written consent of the Lender, the Borrower and the Guarantor will not, and each will procure that none of its respective Material Subsidiaries will, make any change in its business as presently conducted, or carry on any other business other than its business as presently conducted or business consisting of allied or related activities, provided that this prohibition shall not apply unless such change of business or other business alters the nature of the business of the Group as a whole.

9.11     MERGERS

         Neither the Borrower nor the Guarantor will without the prior written consent of the Lender enter into any merger or consolidation if the effect thereof would be to alter the legal personality or identity of such Borrower or Guarantor except that the Borrower or the Guarantor may merge or consolidate with or into any other Subsidiary which is in the same jurisdiction as the Borrower or Guarantor (as the case may be) provided that from the date on which the merger or consolidation takes effect the Borrower or Guarantor is the legal entity surviving the merger or the legal entity into which it shall be merged or the legal entity which is formed by such consolidation shall assume its obligations hereunder in an agreement or instrument satisfactory in form and substance to the Lender.

9.12     INSURANCE

         The Borrower and the Guarantor will, and will procure that each of its respective Material Subsidiaries will, effect and maintain such insurance over and in respect of its respective assets and business and in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or a similar business and in the same or similar localities.

9.13     LIMITATION ON BORROWINGS OF SUBSIDIARIES

         The Guarantor and the Borrower will not permit any of their Subsidiaries to create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) other than:

         (A)      Borrowings under this Agreement;

         (B) any Borrowings of any Subsidiary owing to another member of the Group;

         (C) Borrowings under the Consolidated Revolving Facility Agreement dated 3rd July, 1998 and made between WPP Group plc and the other Borrowers named therein, the Guarantors, the Facility Agent, the Lenders and the Arrangers (all as named therein);

         (D) Borrowings under the Revolving Facility Agreement dated 15th October, 1999 and made between Moveability Limited (as Borrower), WPP Group plc and the other Guarantors named therein, the Facility Agent, the Lenders and the Arrangers (all as named therein);

         (E) Borrowings by a Subsidiary whose main business is to operate as a finance company for the Group; and

         (F)      additional Borrowings of Subsidiaries to the extent that:

                  (i) no individual Material Subsidiary has or will create, permit to subsist, incur, assume or in any other manner be or become directly or indirectly liable for the payment of any Borrowings (including, without limitation, by way of indemnity, counter-indemnity or guarantee) with an aggregate principal amount exceeding an amount equal to 15 per cent. of Consolidated EBITDA; and

                  (ii) the aggregate principal amount of Borrowings of all Subsidiaries permitted under this sub-clause (E) does not exceed an amount equal to 25 per cent. of Consolidated EBITDA,

                  in each case for the financial period most recently ended from time to time in respect of which financial results of the Group have been published or announced.

9.14     GROUP ACQUISITIONS

         The Guarantor will procure that the aggregate maximum value of all Acquisition Cash Payments paid in any financial year (as reduced by the aggregate amount of (i) any cash recorded in the balance sheet or financial records of the company, business, undertaking or other person the subject of the Acquisition as at the last day of the financial year of that company or business most recently ended or, at the option of the Guarantor, upon completion of the Acquisition and (ii) cash proceeds of any disposals of any business or undertaking by any member of the Group received during that financial year) shall not, without the consent of the Lender, exceed the Acquisition Cash Limit.

10.      CHANGES IN CIRCUMSTANCES

10.1     ILLEGALITY

         Where the introduction, imposition or variation of any law, regulation or treaty or any change in the interpretation or application of any law, regulation or treaty makes it unlawful for the Lender to make available or fund or maintain the Facility or to carry out all or any of its other obligations under this Agreement or to charge or receive interest or fees or commissions at the rate applicable under this
         Agreement:

         (A)      the Lender shall notify the Borrower; and

         (B)      (i)      the Borrower shall forthwith prepay any Advance made
                           to it by the Lender together with all other amounts payable by it to the Lender under this Agreement; and

                  (ii)     the Lender's Commitment shall be cancelled.

10.2     INCREASED COSTS

         Where the Lender determines that the introduction or variation of any law or any change in the interpretation or application thereof, or compliance with any request (whether or not having the force of law) from any central bank or other fiscal, monetary or other authority would increase the cost to the Lender of making or maintaining or funding the Commitment or reduce the amount of any sum received or receivable by it in respect of the Commitment or oblige it to make any payment or forgo any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by it from a Borrower in respect of the Commitment or reduce the effective return to it under the Commitment, then:

         (A) the Lender shall notify the Borrower of such event promptly upon its becoming aware of such event; and

         (B) the Borrower shall on demand pay to the Lender such amounts as the Lender from time to time and at any time (including after a prepayment of the Lender's participation) notifies the Borrower to be necessary to compensate it for such increased cost, reduction, payment or forgone interest or return,

         Provided that this clause 10.2 shall not apply to or in respect of:

         (i) any change in, or in the rate of, tax on overall net income of the Lender;

         (ii)     any circumstances referred to in clause 11.3;

         (iii) any increased costs, reduction in return payment or forgone interest arising as a result of breach by the Lender of any request or requirement of any fiscal, monetary or other regulatory authority.

10.3     MARKET DISRUPTION

         If:

         (A) the Lender determines that, by reason of circumstances affecting the London Interbank market generally, reasonable and adequate means do not or will not exist for ascertaining under clause 5.4 a rate of interest applicable to the Advance; or

         (B) the Lender determines that deposits in dollars are not in the ordinary course of business available in the London Interbank market for a period equal to the forthcoming Interest Period in amounts sufficient to fund their participations in an Advance, the Lender shall give written notice (a "SUSPENSION NOTICE") of such determination or notification to the Borrower, and the following provisions shall apply:

         (i) If a Suspension Notice relates to the Advance which has not yet been made hereunder, then the Lender shall not be obliged to make such Advance hereunder until written notice to the contrary is given by the Lender to the Borrower. Notwithstanding the service of such Suspension Notice, the Lender's Commitment shall remain in force and during the period of thirty days from such Suspension Notice, the Lender shall consult regularly in good faith with the Borrower with a view to agreeing to an alternative basis for the making of such Advance. If such alternative basis is agreed between the Borrower and the Lender, it shall apply in accordance with its terms.

         (ii) If a Suspension Notice relates to the Advance outstanding at the time of a Suspension Notice, during the period of thirty days from such Suspension Notice, the Lender shall, in consultation with the Borrower, certify to the Borrower an alternative basis (in this Agreement referred to as the "SUBSTITUTE BASIS") for maintaining the participation of the Lender in the Advance. Without limitation, such Substitute Basis may be retroactive to the beginning of the Interest Period to which the Suspension Notice relates, and may include an alternative method of fixing the interest rate (which shall reflect the cost to the Lender of funding its participation in such Advances from other sources plus the Margin), alternative Interest Periods or alternative currencies for its participation in such Advance. Each Substitute Basis so certified shall be binding upon the relevant Borrower and the Lender and shall be treated as part of this Agreement.

         (iii) So long as any Substitute Basis is in force, the Borrower and the Lender certifying a Substitute Basis, shall from time to time, but not less often than monthly and at the Borrower's request, review whether or not the circumstances referred to in clause 10.3(i) or (ii) above (as the case may be) still prevail with a view to returning to the normal provisions of this Agreement.

10.4     MITIGATION

         If circumstances arise in respect of the Lender which would, or would upon the giving of notice, result in:

         (A) the Borrower being obliged to pay to the Lender additional amounts pursuant to clause 10.2 or any amounts pursuant to clause 11.3; or

         (B)      an alternative basis applying for the purposes of clause 10.3;
                  or

         (C) the Borrower being obliged to repay the Lender's participation in the Advance pursuant to clause 10.1,

         then, without in any way limiting, reducing or otherwise qualifying such Borrower's obligations under clauses 10 and 11, the Lender shall, in consultation with the Borrower, endeavour to take such reasonable steps as may be open to it to mitigate or remove such circumstances, including without limitation the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower, unless to do so might (in the opinion of the Lender) be prejudicial to the Lender or would conflict with the Lender's general banking policies.

10.5     CERTIFICATES

         Any determination or notification by the Lender concerning any matter referred to in this clause shall, in the absence of manifest error, be conclusive evidence as to that matter and shall be binding on the Borrower and the Lender.

11.      PAYMENTS

11.1     BY THE BORROWER AND THE GUARANTOR

         All payments to be made by the Borrower or the Guarantor under this Agreement for the account of the Lender shall be made in immediately available funds not later than twelve noon on the relevant day to such account as the Lender may have notified to the Borrower.

11.2     BY THE LENDER

         All amounts to be advanced by the Lender to the Borrower under this Agreement shall be remitted in immediately available funds not later than 12 noon on the relevant day to the Borrower by payment to the account and bank which are specified in the relevant Credit Request.

11.3     WITHHOLDINGS

         All payments by the Borrower or the Guarantor under this Agreement whether in respect of principal, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is on account of taxes imposed or levied by any jurisdiction in which the Borrower or the Guarantor is incorporated or through which any payment is made and is required by law, in which event (unless the Lender otherwise agrees with the Borrower) the Borrower or the Guarantor shall:

         (A) ensure that the deduction or withholding does not exceed the minimum amount legally required (based on the details of the Lender provided to the Borrower or Guarantor by the Lender);

         (B) forthwith pay to the Lender such additional amount so that the net amount received by that Lender will equal the full amount which would have been received by it had no such deduction or withholding been made;

         (C) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

         (D) furnish to the Lender concerned, within the period for payment permitted by the relevant law, either an official receipt of the relevant taxation authorities involved in respect of all amounts so deducted or withheld or if such receipts are not issued by the taxation authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

         The obligation on the Borrower or Guarantor to pay an additional amount under this clause 11.3 shall not apply to the extent that the tax deducted is:

         (i) tax on the overall income of the Lender save to the extent that such tax is collected by way of withholding from the relevant payment from which the deduction must be made; or

         (ii) tax that would not be imposed but for the connection between the Lender and the jurisdiction (other than the United Kingdom) imposing such tax other than a connection arising as a result of the Lender entering into this Agreement.

11.4     U.K. TAXES

         If the Lender:

         (i)      at the Signing Date is not a Qualifying Bank; or

         (ii)     ceases to be a Qualifying Bank after the Signing Date,

         otherwise than as a result of any introduction of or change in or in the interpretation, administration or application by the English courts or the Inland Revenue of any relevant law or any relevant practice or concession of the Inland Revenue after the Signing Date, then the Borrower shall not be liable to pay to the Lender any amount under this clause 11 in excess of the amount they would have been obliged to pay if the Lender had been (i) a bank, as so defined at the date of the relevant Advance, and (ii) beneficially entitled to such interest and within the charge to United Kingdom corporation tax as respects such interest at the time such interest is paid.

11.5     TAX CREDITS

         If the Borrower or the Guarantor pays any additional amount (a "TAX PAYMENT") under clause 11.3 and the Lender effectively obtains a refund of tax or credit against tax on its overall net income by reason of that Tax Payment (a "TAX CREDIT") and the Lender is able to identify such Tax Credit as being attributable to such Tax Payment, then the Lender shall reimburse to the Borrower or, as the case may be, the Guarantor such amount as it shall determine to be the proportion of such Tax Credit as will leave the Lender, after that reimbursement, in no better or worse position than it would have been in if that Tax Payment had not been required. The Lender shall have absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so. The Lender shall not be obliged to disclose any information regarding its tax affairs or computations to the Borrower or the Guarantor.

11.6     DATE

         If any payment under this Agreement would otherwise be due on a day which is not a Business Day, it shall be due on the next succeeding Business Day or, if that Business Day falls in the following month of the year, on the preceding Business Day.

11.7     DEFAULT INTEREST

(A) If the Borrower fails to pay any amount in accordance with this Agreement, the Borrower shall pay interest on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is the sum of (a) the Margin plus 1% and (b) the rate, (as determined by the Lender), for a deposit of an amount comparable to the defaulted amount, offered to the Lender in the London Interbank market, for such period as the Lender may from time to time select, at or about 11.00 a.m. (London time) on the Business Day succeeding that on which the Lender becomes aware of the default for value two Business Days later and (c) the Reserve Asset Costs (if any).

(B) If an amount unpaid in accordance with this Agreement in respect of the Facility, is of principal due on a day during, but not the last day of, an Interest Period relating thereto, the period selected by the Lender under clause 11.7(A) shall equal the unexpired portion of the Interest Period and there shall be substituted for the rate specified in clause 11.7(A) the rate of 1% above the rate calculated in accordance with clause 5.4 and applicable to the unpaid amount immediately before it fell due.

(C) Interest under this clause shall accrue daily on the basis of a year of 360 days from and including the first day to the last day of each period for which a rate of interest is determined as aforesaid and shall be due and payable by the Borrower at the end of each such period. So long as the default continues, the rate referred to in clause 11.7(A) shall be calculated on a similar basis at the end of each period selected by the Lender and notified to the Lenders and interest payable under this sub-clause which is unpaid at the end of each such period shall thereafter itself bear interest at the rates provided in this sub-clause.

11.8     JUDGMENT CURRENCY

         If, under any applicable law, whether as a result of a judgment against the Borrower or the Guarantor or the liquidation of the Borrower or the Guarantor or for any other reason, any payment under or in connection with the Facility is made or is recovered in a currency (the "OTHER currency") other than that in which it is required to be paid hereunder (the "ORIGINAL CURRENCY") then, to the extent that the payment to the Lender (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, the Borrower or the Guarantor shall as a separate and independent obligation, fully indemnify the Lender against the amount of the shortfall; and for the purposes of this sub-clause "RATE OF exchange" means the rate at which the Lender is able on the relevant date to purchase the original currency in London with the other currency.

12.      DEFAULT

12.1     EVENTS

         If (whether or not caused by any reason outside the control of the Borrower or the Guarantor):

         (A) the Borrower or the Guarantor does not pay on the due date (or, in the case of amounts other than principal, within three Business Days thereafter) any amount payable by it under any of the Financing Documents at the place and in the currency expressed to be payable (unless such failure results solely from a technical problem in relation to the transfer of funds for which the Borrower or the Guarantor is not responsible and is remedied within five days of the due date); or

         (B) the Borrower or the Guarantor fails to comply in any material respect with any other provision of any of the Financing Documents and, other than in the case of clause 9.3, if such default is capable of prompt remedy within 30 days after the Borrower or Guarantor shall have given notice of such default pursuant to clause 9.4 (or, if earlier, the date on which the Lender shall have given notice to the Borrower of such default) the Borrower or Guarantor shall have failed to cure such default; or

         (C) any representation, warranty or written statement made or deemed to be repeated in, or in connection with, this Agreement or in any other Financing Document or in any certificate delivered by or on behalf of any Borrower or any Guarantor in writing under any of the Financing Documents is incorrect in any material respect when made or deemed to be repeated, or, in respect of those specified in clause 8.2, would be if repeated at any time; or

         (D) any other present or future Borrowings of a principal amount exceeding in the aggregate $20,000,000 or the equivalent sum in any other currency of any member of the Group shall become due and payable or capable of being declared due and payable prior to the due date thereof as a result of a default or any such Borrowings shall not be paid on the due date thereof (or, if a grace period was originally provided for in the document evidencing or constituting such Borrowing, within any applicable grace period therefor) or any Security Interest over any assets of any member of the Group and securing a principal amount exceeding $20,000,000 shall be or become enforceable; or

         (E) any Borrower, Guarantor or Material Subsidiary is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended by order under section 416 or otherwise), or any Borrower, Guarantor or Material Subsidiary becomes unable to pay its debts as they fall due, or any Borrower, Guarantor or Material Subsidiary suspends making payments (whether of principal or interest) with respect to all or any class of its debts or announces an intention to do so; or

         (F) an application for an administration order in relation to any Borrower, Guarantor or Material Subsidiary is presented to the court by any such company or its directors or the supervisor of a voluntary arrangement relating to any Borrower, Guarantor or Material Subsidiary or such an order is made on the application of a creditor of any Borrower, Guarantor or Material Subsidiary or any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution to present an application for such an order; or

         (G) any kind of composition, scheme of arrangement, compromise or arrangement involving any Borrower, Guarantor or Material Subsidiary and its creditors generally (or any class of them) is proposed by the company concerned; or

         (H) any administrative or other receiver or any manager of any Borrower, Guarantor or Material Subsidiary or all or a substantial part of any of its property is appointed, or the directors of any Borrower, Guarantor or Material Subsidiary request any person to appoint such a receiver or manager, or any kind of attachment (except prejudgment attachment), sequestration, distress or execution against any Borrower, Guarantor or Material Subsidiary or all or a substantial part of its property is levied or sued out and not discharged within 30 days; or

         (I) any meeting of any Borrower, Guarantor or Material Subsidiary is convened for the purpose of considering any resolution for (or to petition for) its winding up, or any Borrower, Guarantor or Material Subsidiary passes such a resolution, or any Borrower, Guarantor or Material Subsidiary or any other person (except its creditor) presents any petition for the winding up of any Borrower, Guarantor or Material Subsidiary, or an order for the winding up of any Borrower, Guarantor or Material Subsidiary is made on the petition of any of its creditors; or

         (J) there occurs in relation to any Borrower, Guarantor or Material Subsidiary in any country or territory in which it carries on business or to the jurisdiction of whose courts it or any of its property is subject any event which reasonably appears to the Majority Lenders to correspond in that country or territory with any of those mentioned in paragraphs (E) to
                  (I) inclusive above or any Borrower, Guarantor or Material Subsidiary otherwise becomes subject, in any such country or territory, to any law relating to insolvency, bankruptcy or liquidation; or

         (K) any Borrower, Guarantor or Material Subsidiary ceases, or threatens to cease, to carry on all or a substantial part of its business except consequent upon a disposal, merger or acquisition not otherwise prohibited under this Agreement; or

         (L) any authorisation, approval, consent, licence, exemption, filing, registration or notarisation or other requirement necessary to enable any Borrower or Guarantor to comply with its obligations under any of the Financing Documents to which it is a party in any material respect is revoked or withheld or does not remain in full force and effect or is materially and adversely modified; or

         (M) any single person, or group of persons acting in concert (as defined in the City Code on Takeovers and Mergers), acquires control (as defined in Section 416 of the Income and Corporation Taxes Act 1988) of the Guarantor and, in a situation where the acquisition of such control of the Guarantor takes place with the consent, and on the recommendation, of the Board of Directors of the Borrower only, ninety days shall have elapsed following such acquisition of control; or

         (N) at any time it is unlawful for any Borrower or any Guarantor to perform any of its material obligations under any Financing Document to which it is a party; or

         (O) any litigation, arbitration or administrative proceeding or claim in which there is a reasonable possibility of an adverse decision which has had or would be reasonably likely by itself or together with any other such proceedings or claims either to have a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Borrowers and Guarantors taken as a whole to observe or perform their obligations under any Financing Documents and which affect any Borrower, any Guarantor or the Group as a whole is in progress or pending or threatened; or

         (P) (i) any U.S. Subsidiary (a "QUALIFYING U.S. SUBSIDIARY") which is a Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to winding-up, dissolution, bankruptcy, insolvency, reorganisation or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Qualifying U.S. Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty days; or (iii) there shall be commenced against any Qualifying U.S. Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty days from the entry thereof; or (iv) any Qualifying U.S. Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above: or (v) any Qualifying U.S. Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (Q) any other event or series of events whether related or not which has a material adverse effect on the business, assets or consolidated financial condition of the Group as a whole or which would be reasonably likely materially and adversely to affect the ability of the Group as a whole to comply with any or all of its obligations under the Financing Documents occurs, then, at once or at any time thereafter, the Lender may by notice to the Borrower, declare the Outstandings to be immediately due and payable whereuponthe Advance and all other sums outstanding under the Facility shall become so due and payable together with accrued interest thereon and any other amounts then payable under this Agreement or the Facility.

13.      INDEMNITY

13.1     GENERAL INDEMNITY

         The Borrower and the Guarantor shall fully indemnify the Lender from and against any expense, loss, damage or liability (as to the amount of which the certificate of the Lender shall, in the absence of manifest error, be conclusive) which it may incur as a consequence of the occurrence of any Event of Default, of any failure to draw down in accordance with a Credit Request or other notification of any intention to utilise the Facility or of any repayment or prepayment under this Agreement or otherwise in connection with this Agreement (including without limitation any repayment or prepayment pursuant to clause 6 or 7.1). Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss, premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund the Outstandings (or any part of them) or any other amount due or to become due under this Agreement.

13.2     WAIVER OF DEFENCES

         The Borrower and the Guarantor agree that no delay, extension of time, renewal, compromise, waiver, indulgence, release of security or rights or any other matter or thing shall in any way prejudice the Lender's rights or powers hereunder. The Borrower shall not by virtue of any payment made by it pursuant to this clause 13 claim in competition with the Lender any right of subrogation, contribution or indemnity against any member of the Group so long as any amount is or is capable of becoming outstanding hereunder.

14.      GUARANTEE

14.1     GUARANTEE

         The Guarantor unconditionally and irrevocably guarantees, as a continuing obligation, the proper and punctual payment by the Borrower of the Guaranteed Amounts and unconditionally and irrevocably undertakes, as a continuing obligation, with the Lender that, if for any reason the Borrower does not make such payment, the Guarantor shall pay the Guaranteed Amounts upon first written demand by the Borrower.

14.2     PRINCIPAL DEBTOR

         The Guarantor shall be deemed to be liable for the Guaranteed Amounts as sole or principal debtor.

14.3     DISCHARGE

         The liabilities and obligations of the Guarantor under this Agreement shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment of all the Guaranteed Amounts and, subject to clause 14.4, an absolute discharge or release of the Guarantor signed by the Lender; and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantor (wholly or in part) or which would have afforded the Guarantor any legal or equitable defence, and in relation to any winding up or dissolution of, or any change in constitution or corporate identity or loss of corporate identity by, the Borrower or any other person.

14.4     PREFERENCE

         Any such discharge or release as is referred to in clause 14.3, and any composition or arrangement which the Guarantor may effect with the Lender, shall be deemed to be made subject to the condition that it will be void if any payment or security which the the Lender may previously have received or may thereafter receive from any person in respect of the Guaranteed Amounts is set aside under any applicable law or proves to have been for any reason invalid.

14.5     NO IMPAIRMENT

         Without prejudice to the generality of clauses 14.2 and 14.3 none of the liabilities or obligations of the Guarantor under this Agreement shall be impaired by, and the Guarantor hereby irrevocably waives any defences it may now or hereafter have in any way relating to, the
         Lender:

         (A) agreeing with the Borrower any variation or departure (however substantial) of or from this Agreement (other than this clause) or any of the Financing Documents and any such variation or departure shall, whatever its nature, be binding upon the Guarantor in all circumstances, notwithstanding that it may increase or otherwise affect the liability of the Guarantor provided however that if any such variation is made, without the Guarantor's prior written consent, which has the effect of increasing the amount of the Facility or the Margin, the amount of the Guarantor's liability under this clause shall be limited to the amount for which they would have been liable had such variation not been made;

         (B) releasing or granting any time or any indulgence whatsoever to the Borrower or Guarantor and, in particular, waiving any of the pre-conditions for Credits under this Agreement or any contravention by the Borrower of this Agreement, or entering into any transaction or arrangements whatsoever with or in relation to the Borrower and/or any third party; and

         (C) taking, perfecting, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for the Guaranteed Amounts in such manner as it or they think fit, or claiming, proving for, accepting or transferring any payment in respect of the Guaranteed Amounts in any composition by, or winding up of, the Borrower and/or any third party or abstaining from so claiming, proving, accepting or transferring.

14.6     DEMANDS

         Demands under this clause may be made from time to time, and the liabilities and obligations of the Guarantor under this Agreement may be enforced, irrespective of:

         (A) whether any demands, steps or proceedings are being or have been made or taken against any of the Borrower and/or any third party; or

         (B) whether or in what order any security to which the Lender may be entitled in respect of the Guaranteed Amounts is enforced.

         Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default to or upon the Borrower or Guarantor.

14.7     SUSPENSE ACCOUNT

         Until all amounts which may be or become payable by the Borrower hereunder or under any of the Financing Documents or in connection herewith or therewith have been irrevocably paid and discharged in full, the Lender may:

         (A) refrain from applying or enforcing any other security, moneys or rights held or received by the Lender in respect of such amounts or apply and enforce the same in such manner and order as it sees fit (whether against such amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

         (B) hold in suspense account (subject to the accrual of interest thereon at market rates for the account of the Guarantor) any moneys received from the Guarantor or on account of that Guarantor's liability hereunder.

14.8     SUBORDINATION

         So long as the Guarantor has any liability under this Agreement and except as provided in clause 14.9 below:

         (A) the Guarantor shall not take or accept any Security Interest from the Borrower or, in relation to the Guaranteed Amounts, from any third party, without first obtaining the Lender's written consent;

         (B) after the occurrence of an Event of Default, the Guarantor shall not, without first obtaining the Lender's written consent, seek to recover, whether directly or by set off, lien, counterclaim or otherwise, nor accept any moneys or other property, nor exercise any rights in respect of, any sum which may be or become due to the Guarantor on any account by the Borrower or, in relation to the Guaranteed Amounts, from any third party, nor claim, prove for or accept any payment in any composition by, or any winding up of, the Borrower or, in relation to the Guaranteed Amounts, any third party;

         (C) if, notwithstanding the foregoing, the Guarantor holds or receives any such security, moneys or property, it shall forthwith pay or transfer the same to the Lender.

14.9 DEFERRAL OF SUBROGATION, CONTRIBUTION, REIMBURSEMENT, EXONERATION AND INDEMNITY

         The Guarantor agrees that it will not exercise any rights that it may now have or hereafter acquire against the Borrower or any other person that arise from the existence, payment, performance or enforcement of the Guaranteed Amounts, including without limitation any right of subrogation, contribution, reimbursement, exoneration or indemnity (or any similar right) prior to the later of the cash payment in full of the Guaranteed Amounts and all other amounts payable under this clause 14 and the Final Maturity. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Amounts and all other amounts payable under this clause 14, whether or not due, in accordance with the terms of the Financing Documents, or be held as collateral security for any Guaranteed Amounts or other amounts payable under this clause 14 and thereafter arising. If (i) the Guarantor shall make payment of all or any part of the Guaranteed Amounts, (ii) all of the Guaranteed Amounts and all other amounts payable under this clause 14 shall be paid in full in cash and (iii) the Final Maturity shall have occurred, the Lender will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Amounts resulting from such payment by the Guarantor.

14.10    INDEMNITY

         As a separate, additional and continuing obligation, the Guarantor unconditionally and irrevocably undertakes with the Lender that, should the Guaranteed Amounts not be recoverable from the Guarantor under clause 14.1 for any reason whatsoever (including, but without prejudice to the generality of the foregoing, by reason of any other provision of this Agreement being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding that it may have been known to the Lender, the Guarantor shall, as a sole, original and independent obligor, upon first written demand by the Lender under clause 14.1, make payment of the Guaranteed Amounts by way of a full indemnity in such currency and otherwise in such manner as is provided for in this Agreement and shall indemnify the Lender against all losses, claims, costs, charges and expenses to which they may be subject or which they may incur under or in connection with this Agreement.

15       FEES AND EXPENSES

15.1     UPFRONT FEE

         The Borrower will pay to the Lender for its own account an upfront fee in accordance with the terms of a letter dated the Signing Date between the Borrower and the Lender.

15.2     EXPENSES

         The Borrower shall on demand pay, in each case on the basis of a full indemnity:

         (A) to the Lender all reasonable expenses (including legal, printing, publicity and out-of-pocket expenses) reasonably incurred by the Lender in connection with the negotiation, preparation or completion of this Agreement and any related documents; and

         (B) to the Lender all expenses (including legal and out-of-pocket expenses) incurred by it in connection with any variation, refinancing, consent or approval relating to the Financing Documents or incurred by it in connection with the preservation, enforcement or the attempted preservation or enforcement of any of their rights under the Financing Documents or any related documents.

15.3     STAMP DUTY

         The Borrower shall pay any stamp, documentary and other similar duties and taxes to which the Financing Documents or any related documents (other than an assignment or transfer of the Lender's rights or obligations hereunder) may be subject or give rise in any relevant jurisdiction and shall fully indemnify the Lender from and against any losses or liabilities which any of them may incur as a result of any delay or omission by the Borrower to pay any such duties or taxes.

15.4     VALUE ADDED TAX

         The amounts stated in this Agreement to be payable by the Borrower are exclusive of United Kingdom value added tax ("VAT") and accordingly:

         (A) the Borrower shall pay any VAT properly chargeable in respect of supplies to the Borrower as contemplated by this Agreement (including any VAT chargeable by the Lender in respect of its supplies to the Borrower under this Agreement); and

         (B) in the case of goods or services supplied to the Lender as contemplated by this Agreement, the Borrower shall pay to the Lender by way of additional remuneration such amount as shall represent any associated VAT (whether charged by the supplier or suffered by reason of the reverse charge provisions contained in section 8 of the Value Added Tax Act 1994) to the extent that VAT is not, in the reasonable opinion of the Lender, otherwise recoverable as input tax.

16.      SET OFF

         Following an Event of Default, the Lender may at the same time as providing notice to the Borrower or the Guarantor combine, consolidate or merge all or any of the Borrower's or Guarantor's accounts with, and liabilities to, the Lender and may set off or transfer any sum standing to the credit of any such accounts in or towards satisfaction of any of the Borrower's or the Guarantor's, as the case may be, liabilities to the Lender under the Financing Documents, and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency and the Lender is hereby authorised to effect any necessary conversions at the Lender's own rate of exchange then prevailing.

17.      BENEFIT OF AGREEMENT

17.1     TRANSFER BY BORROWERS AND GUARANTORS

         Neither the Borrower nor the Guarantor may assign or transfer all or any part of the rights or obligations hereunder without the prior written consent of the Lender.

17.2     TRANSFER BY LENDER

         The Lender (the "TRANSFEROR") may at any time, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed) except in the case of any such transfer to another member of the group of companies to which the Lender belongs (provided that the Borrower has confirmed to the Lender that it is satisfied (which confirmation shall not be unreasonably withheld and shall be deemed to have been given if the Borrower has failed to respond to a request therefor within five Business Days of the date of receipt thereof) that interest payable to the transferee by the Borrower would be a tax deductible expense of the Borrower), in which case no such consent shall be required, transfer to any other bank or financial institution which is a Qualifying Bank (the "TRANSFEREE") the whole or any part of its rights and/or obligations under the Facility by the execution of a Transfer Certificate substantially in the form of Schedule 4. For the avoidance of doubt, any such transfer may be in whole or in part of the Transferor's Commitment but, if in part, in a minimum amount of $5,000,000 (unless the Borrower otherwise agrees at its absolute discretion) and provided that after such transfer such Transferor's Commitment shall not be less than $5,000,000 (or zero if the whole of such Transferor's Commitment is transferred). A Transfer Certificate shall only be valid if it is in writing signed by each of the Transferor and the Transferee and is contained in one document or two counterparts.

17.3     TRANSFER CERTIFICATES

(A) Each of the parties hereto agrees that, with effect from the date of the Transfer Certificate:

         (i) the Transferor shall cease to be entitled to the rights and shall be released from the obligations hereunder which are specified in the Transfer Certificate;

         (ii) the Transferee shall become a party hereto as a Lender entitled to rights and liable to observe obligations which differ from those referred to in (i) only insofar as the Transferee is entitled thereto and liable in respect thereof in place of the Transferor;

         accordingly, each of the parties hereto confirms that (a) the delivery by a Transferor to a Transferee of a Transfer Certificate signed by the Transferor constitutes an irrevocable offer by each of the parties hereto to accept the Transferee as a Lender party to this Agreement entitled to such rights and liable to observe such obligations as are mentioned in (ii) above, (b) such offer may be accepted by the execution of the Transfer Certificate by the Transferee and (c) the provisions of this Agreement shall apply to the contract between the parties hereto arising from the acceptance of such offer.

17.4     TRANSFEREES

         Each Transferee shall accept that none of the other parties hereto is in any way responsible for (a) the accuracy and/or completeness of any information supplied to the Transferee in connection herewith, (b) the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower or the Guarantor or the observance by the Borrower or the Guarantor of any of its obligations under this Agreement or any document relating hereto, or (c) the legality, validity, effectiveness, adequacy or enforceability of this Agreement or any document relating hereto or thereto and, save as otherwise expressly provided herein, none of such parties shall, or shall be deemed to be, the agent or trustee of such Transferee in connection herewith.

17.5     OFFICE

         The Lender shall make the Commitment available from, and may receive the benefit of any payment due to it under this Agreement at, its lending office(s) notified to the Borrower on or prior to the date of this Agreement. The Lender shall give the Borrower prior written notice of any change in any lending office (which may only be to another office or other offices in either the United Kingdom or the United States unless the Borrower and the Lender otherwise agree, such agreement on the part of the Borrower not to be unreasonably withheld or delayed).

17.6     CONFIDENTIALITY

         The Lender may disclose to a proposed assignee, transferee or sub-participant such information in its possession relating to the Borrower and Guarantor as it thinks appropriate but:

         (A) any such person must first undertake to the Lender and to the Borrower to keep such information confidential; and

         (B) nothing in this clause 17.6 shall permit the disclosure of any confidential information which the Borrower specifically provides in writing should not be disclosed to any person.

17.7     LIMITATION OF INCREASED COSTS

         Where the Lender assigns or transfers all or any part of its rights or obligations hereunder or changes its lending office for the purpose of this Agreement, the Borrower shall not be liable (other than where such change in its lending office was requested by the Borrower to pay any additional amounts under clauses 10.2 or 11.3 due to circumstances existing on the effective date of such assignment or transfer and which would not have been payable had no such change, assignment or transfer taken place.

17.8     SUB-PARTICIPATIONS

         The Lender shall not be required to notify any other party to this Agreement of a sub-participation of its rights and interests hereunder provided that nothing in this clause 17.8 gives any sub-participant any rights against the Borrower or Guarantor. The Borrower shall not be liable to pay any additional amounts under clause 10.2 or clause 11.3 arising as a direct consequence of any such sub-participation.

18.      FURTHER PROVISIONS

18.1     EVIDENCE OF INDEBTEDNESS

         In any proceedings relating to this Agreement a statement as to any amount due to the Lender under this Agreement which is certified as being correct by an officer of the Lender, shall, unless otherwise provided in this Agreement, be prima facie evidence that such amount is in fact due and payable.

18.2     APPLICATION OF MONEYS

         If any sum paid or recovered in respect of the liabilities of the Borrower under this Agreement is less than the amount then due, the Lender may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Lender shall determine.

18.3     RIGHTS CUMULATIVE: WAIVERS

         The rights of the Lender under this Agreement are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under the general law. The rights of the Lender in relation to the Facility (whether arising under this Agreement or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

18.4     NOTICES

         Except as otherwise stated herein, all notices or other communications hereunder to any party hereto shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when despatched (in the case of telex or fax) to such party addressed to it at its address, telex number or facsimile number:

         in the case of the Lender, the Borrower and the Guarantor as follows, or such a party may specify to all the other parties hereto in writing from time to time:

         The Lender  (i)  in relation to the Credit Request and Interest Periods

                     National Westminster Bank Plc
                     Treasury, GFM, Corporate Money Desk
                     135 Bishopsgate
                     London EC2M 3UK

                         Facsimile No.:    0207 334 1288
                         Attention:        Duncan Wiggins

                         (ii) in relation to any other matter

                         National Westminster Bank Plc
                         Major Corporate Group
                         PO Box 12264
                         6th Floor, 1 Princes Street
                         London EC2R 8PB

                         Facsimile No.:    0207 390 1417
                         Attention:        Steve Barlow

         The Borrower     WPP Pearls Limited
                          27 Farm Street
                          London  W1X 6RD

                          Facsimile No:     0207 4918417
                          Attention:        Company Secretary

         The Guarantor    WPP Group plc
                          27 Farm Street
                          London  W1X 6RD

                          Facsimile No:     0207 491 8417
                          Attention:        Company Secretary

18.5     ENGLISH LANGUAGE

         All notices or communications under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

18.6     INVALIDITY OF ANY PROVISION

         If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

18.7     COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and such execution shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

18.8     CHOICE OF LAW

         This Agreement is governed by, and shall be construed in accordance with, the laws of England.

18.9     SUBMISSION TO JURISDICTION

(A)      (i)      For the benefit of the Lender, all the parties agree that
                  the courts of England are to have jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Agreement.

         (ii) The Borrower and the Guarantor irrevocably waive any objections on the ground of venue or forum non conveniens or any similar grounds.

         (iii) The Borrower and the Guarantor irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

18.10    CHANGE OF CURRENCY

(A) Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

         (i) any reference in the Financing Documents to, and any obligations arising under the Financing Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender; and

         (ii) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(B) If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably) specifies to be necessary be amended to comply with any generally accepted conventions and market practice in the relevant interbank market and otherwise to reflect the change in currency.

Signed by the authorised representatives of the parties.

                                   SCHEDULE 1

                          CALCULATION OF MANDATORY COST

(a) The Mandatory Cost for the Advance during each period in respect of which interest is payable under this Agreement is the rate expressed as a rate per annum determined by the Lender to be equal to the rate notified by the Lender and calculated in accordance with the following formula:

         F  x 0.01% per annum = Mandatory Cost
         ---------
            300

         where on the day of application of the formula:

         F is the charge payable by the Lender to the Financial Services Authority under paragraph 2.02 or 2.03 (as appropriate) of the Fees Regulations but where for this purpose, the figure in paragraph 2.02b and 2.03b will be deemed to be zero expressed in pounds per (pound)1 million of the fee base of the Bank.

(b)      For the purposes of this Schedule 1:

         (i)     "FEE BASE" has the meaning given to it in the Fees Regulations;

         (ii) "FEES REGULATIONS" means any regulations governing the payment of fees for banking supervision.

(c)      (i)      The formula is applied on the first day of each relevant
                  period.

         (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

(d) If the Lender determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Lender shall notify the Borrower of the manner in which the Mandatory Cost will subsequently be calculated. The manner of calculation so notified by the Lender shall, in the absence of manifest error, be binding on all of the Borrower, the Guarantor and the Lender.

                                   SCHEDULE 2

                      CREDIT REQUEST IN RESPECT OF ADVANCES

To:      [*the Lender]                 Date: [*                    ], [20 [*  ]]

Dear Sirs,

TERM LOAN AGREEMENT DATED 14TH JANUARY, 2000
DRAWING NUMBER: [*               ]

1. We refer to clause 4 of the Term Loan Agreement. Terms defined in the Term Loan Agreement have the same meanings in this Credit Request.

2. We wish to borrow the Advance with the following specifications:

         (a)      Drawing Date: [*                 ] [20[*  ]]

         (b)      Amount: [*                        ]

         (c)      Interest Period: [*                  ]

         (d)      Payment Instructions: [*                    ]

3. We confirm that the matters represented and warranted by the Borrower and the Guarantor set out in clause 8.2 of the Term Loan Agreement are true and accurate on the date of this Credit Request as if made with reference to the facts and circumstances now prevailing and that no Event or Default or Potential Event or Default has occurred and is continuing or would result from the Credit.

Yours faithfully,



[Authorised Signatory]

for and on behalf of
[Borrower]

                                   SCHEDULE 3

                                   CERTIFICATE

                       [Letterhead of Borrower/Guarantor]

To:       [*the Lender]

I [*name], the [Secretary] of [*name of Borrower/Guarantor] of [*address] (the "Company")

HEREBY CERTIFY that:

(i) attached hereto marked "A" are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

(ii) attached hereto marked "B" is a true and correct copy of [resolutions duly passed] at [a meeting of the Board of Directors] of the Company
         duly convened and held on [            ] 20[* ] approving the Term
         Loan Agreement to be entered into between (1) WPP Pearls Limited,
         (2) WPP Group plc and (3) [*the Lender] and authorising its signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect; and

The following signatures are the true signatures of the persons who have been authorised to sign the Term Loan Agreement and to give notices and communications, including notices of drawing, under or in connection with the Term Loan Agreement.


Name                   Position                    Signature

*                      *
*                      *
*                      *

Signed: ......................
             [Secretary]

                                 """"""""""""""

                                   SCHEDULE 4

                          FORM OF TRANSFER CERTIFICATE

To:      [*the Lender]

                              TRANSFER CERTIFICATE

relating to a Term Loan Agreement (the "TERM LOAN AGREEMENT") dated 14th January, 2000 and made between (1) WPP Pearls Limited, (2) WPP Group plc, and
(3) the Lender. Terms defined in the Term Loan Agreement have the same meanings herein.

1. [Transferor Lender] (the "LENDER") (a) confirms that to the extent that details appear in the Schedule hereto against, as the case may be, the heading "LENDER'S COMMITMENT" and/or "Lender's Participation", such details accurately summarise, as the case may be, its participation in the Facility and (b) requests [Transferee Lender] (the "TRANSFEREE") to accept and procure the transfer to the Transferee of the portion specified in the Schedule of, as the case may be, its participation in the Facility by counter-signing and delivering this Transfer Certificate to the Lender at its address for the service of notices specified in the Term Loan Agreement.

2. The Transferee confirms that it has received a copy of the Term Loan Agreement together with such other documents and information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Lender to check or enquire on its behalf into the execution, validity, enforceability, effectiveness, adequacy, accuracy or completeness of any such documents or information and further agrees that it has not relied and will not rely on the Lender to assess or keep under review on its behalf the financial condition, credit worthiness, affairs, status or nature of the Borrower or of any other party to the Term Loan Agreement.

3. The Transferee hereby undertakes with the Lender and each of the other parties to the Term Loan Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Term Loan Agreement will be assumed by it upon execution of this Transfer Certificate and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

5.       The Transferee confirms  as follows:

(A) it will be beneficially entitled to its rights to principal and interest under the Agreement; and

(B)      it is a Qualifying Bank as at the date of the transfer.

6. The Lender makes no representation or warranty and assumes no responsibility with respect to the execution, validity, enforceability, effectiveness or adequacy of the Term Loan Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or the Guarantor or for the performance and observance by the Borrower or the Guarantor or any other such party of any of its obligations under the Term Loan Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Lender hereby gives notice to the Transferee (and the Transferee hereby acknowledges and agrees with the Lender) that the Lender is under no obligation to purchase (or in any other manner to assume, undertake or discharge any obligation or liability in relation to) the portion transferred and referred to in the Schedule at any time after this Transfer Certificate shall have taken effect.

8. Following the date upon which this Transfer Certificate shall have taken effect, without limiting the provisions hereof, each of the Transferee and the Lender hereby acknowledges and confirms to the other that in relation to the portion transferred and referred to in the
         Schedule variations, amendments or alterations to any of the terms of any of the Term Loan Agreement and the Financing Documents arising in connection with any renegotiation or rescheduling of the obligations hereunder shall apply to and be binding on the Transferee alone.

9. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE



LENDER'S COMMITMENT                                          PORTION TRANSFERRED

Facility Commitment

LENDER'S PARTICIPATION

AMOUNT                                TERM                   PORTION TRANSFERRED

[Transferor Lender]                                          [Transferee Lender]
                                                             Address:
                                                             Telex:
By:                                                          By:

Date:                                                        Date:

                                   SIGNATORIES

THE BORROWER

WPP PEARLS LIMITED

By:  Paul Richardson



THE GUARANTOR

WPP GROUP PLC

By:  Paul Richardson



THE LENDER

NATIONAL WESTMINSTER BANK PLC

By:  Steve Pateman